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                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

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THE BLACKROCK INVESTMENT QUALITY MUNICIPAL TRUST INC. (“BKN”)
THE BLACKROCK INSURED MUNICIPAL 2008 TERM TRUST INC. (“BRM”)
THE BLACKROCK CALIFORNIA INSURED MUNICIPAL 2008 TERM TRUST INC. (“BFC”)
THE BLACKROCK FLORIDA INSURED MUNICIPAL 2008 TERM TRUST (“BRF”)
THE BLACKROCK NEW YORK INSURED MUNICIPAL 2008 TERM TRUST INC. (“BLN”)
THE BLACKROCK BROAD INVESTMENT GRADE 2009 TERM TRUST INC. (“BCT”)
THE BLACKROCK INCOME TRUST INC. (“BKT”)
THE BLACKROCK HIGH YIELD TRUST (“BHY”)
THE BLACKROCK MUNICIPAL TARGET TERM TRUST INC. (“BMN”)
THE BLACKROCK CALIFORNIA INVESTMENT QUALITY MUNICIPAL TRUST INC. (“RAA”)
THE BLACKROCK FLORIDA INVESTMENT QUALITY MUNICIPAL TRUST (“RFA”)
THE BLACKROCK NEW JERSEY INVESTMENT QUALITY MUNICIPAL TRUST INC. (“RNJ”)
THE BLACKROCK NEW YORK INVESTMENT QUALITY MUNICIPAL TRUST INC. (“RNY”)
THE BLACKROCK INCOME OPPORTUNITY TRUST INC. (‘”BNA”)
THE BLACKROCK INSURED MUNICIPAL TERM TRUST INC. (“BMT”)
THE BLACKROCK PENNSYLVANIA STRATEGIC MUNICIPAL TRUST (“BPS”)
THE BLACKROCK STRATEGIC MUNICIPAL TRUST (“BSD”)
BLACKROCK FLORIDA MUNICIPAL INCOME TRUST (“BBF”)
BLACKROCK MUNICIPAL INCOME TRUST (“BFK”)
BLACKROCK CALIFORNIA MUNICIPAL INCOME TRUST (“BFZ”)
BLACKROCK NEW JERSEY MUNICIPAL INCOME TRUST (“BNJ”)
BLACKROCK NEW YORK MUNICIPAL INCOME TRUST (“BNY”)
BLACKROCK CALIFORNIA MUNICIPAL 2018 TERM TRUST (“BJZ”)
BLACKROCK MUNICIPAL 2018 TERM TRUST (“BPK “)
BLACKROCK NEW YORK MUNICIPAL 2018 TERM TRUST (“BLH”)
BLACKROCK CORE BOND TRUST (“BHK”)
BLACKROCK STRATEGIC BOND TRUST (“BHD”)
BLACKROCK MUNICIPAL BOND TRUST (“BBK”)
BLACKROCK CALIFORNIA MUNICIPAL BOND TRUST (“BZA”)
BLACKROCK FLORIDA MUNICIPAL BOND TRUST (“BIE”)
BLACKROCK MARYLAND MUNICIPAL BOND TRUST (“BZM”)
BLACKROCK NEW JERSEY MUNICIPAL BOND TRUST (“BLJ”)
BLACKROCK NEW YORK MUNICIPAL BOND TRUST (“BQH”)
BLACKROCK VIRGINIA MUNICIPAL BOND TRUST (“BHV”)
BLACKROCK MUNICIPAL INCOME TRUST II (“BLE”)
BLACKROCK CALIFORNIA MUNICIPAL INCOME TRUST II (“BCL”)
BLACKROCK NEW YORK MUNICIPAL INCOME TRUST II (“BFY”)
BLACKROCK INSURED MUNICIPAL INCOME TRUST (“BYM”)
BLACKROCK CALIFORNIA INSURED MUNICIPAL INCOME TRUST (“BCK”)
BLACKROCK FLORIDA INSURED MUNICIPAL INCOME TRUST (“BAF”)
BLACKROCK NEW YORK INSURED MUNICIPAL INCOME TRUST (“BSE”)
BLACKROCK PREFERRED OPPORTUNITY TRUST (“BPP”)
BLACKROCK LIMITED DURATION INCOME TRUST (“BLW”)
BLACKROCK MUNICIPAL 2020 TERM TRUST (“BKK”)
BLACKROCK FLORIDA MUNICIPAL 2020 TERM TRUST (“BFO”)
BLACKROCK DIVIDEND ACHIEVERS(TM) TRUST (“BDV”)
BLACKROCK STRATEGIC DIVIDEND ACHIEVERS(TM) TRUST (“BDT”)
BLACKROCK S&P QUALITY RANKINGS GLOBAL EQUITY MANAGED TRUST (“BQY”)
BLACKROCK GLOBAL FLOATING RATE INCOME TRUST (“BGT”)
BLACKROCK GLOBAL ENERGY AND RESOURCES TRUST (“BGR”)
BLACKROCK HEALTH SCIENCES TRUST (“BME”)
BLACKROCK HIGH INCOME SHARES (“HIS”)
BLACKROCK GLOBAL OPPORTUNITIES EQUITY TRUST (“BOE”)
BLACKROCK ENHANCED DIVIDEND ACHIEVERS (TM) TRUST (“BDJ”)
BLACKROCK WORLD INVESTMENT TRUST (“BWC”)
BLACKROCK LONG-TERM MUNICIPAL ADVANTAGE TRUST (“BTA”)

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BLACKROCK CLOSED-END FUNDS
100 BELLEVUE PARKWAY
WILMINGTON, DELAWARE 19809

NOTICE OF JOINT ANNUAL MEETING OF
STOCKHOLDERS/SHAREHOLDERS
TO BE HELD ON MAY 23, 2006

          Notice is hereby given to the Stockholders/Shareholders of each of the BlackRock Closed-End Funds listed on Appendix A to the Proxy Statement accompanying this notice (collectively, the “Trusts”) that:

          The Joint Annual Meeting of Stockholders/Shareholders of the Trusts (the “Annual Meeting”) will be held at the New York East Side Marriott, 525 Lexington Avenue, New York, New York, on Tuesday, May 23, 2006, at 10:00 a.m. (New York City time). For the sake of convenience and clarity, individual Trusts are identified throughout this notice and the attached Proxy Statement by their trading symbols. A list of the Trusts setting forth each Trust’s full name and trading symbol is attached to the Proxy Statement accompanying this notice as Appendix A. The Annual Meeting is being held for the following purposes:

1.	For shareholders of all Trusts, to elect nominees for the Board of Directors of each Trust in which they own shares.

2.	For each of the following Trusts, to amend its respective Declaration of Trust to expand the authority of the executive committee of the Board of Directors:

BHY	BPS	BSD

3.

For each of the following Trusts, to amend its respective Certificate of Designation or Statement of Preferences, as appropriate, to revise the language regarding preferred shares to allow the Trusts to follow the most recent guidelines of Standard & Poor’s (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”) and/or Fitch Ratings (“Fitch”), as appropriate, for credit rating criteria in effect from time to time to maintain a “AAA” rating on preferred shares:

RAA	BFC	BMT
RFA	BRM
RNJ	BLN
RNY	BSD
BKN	BRF

4.	To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

THE BOARD OF DIRECTORS (THE “BOARD”) OF EACH TRUST, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE PROPOSALS.

          We encourage you to contact BlackRock toll free at (800) 882-0052 from 9:00 a.m. to 6:00 p.m. EST if you have any questions.

          The Board of each Trust has fixed the close of business on February 28, 2006 as the record date for the determination of Stockholders/Shareholders entitled to notice of, and to vote at, the Annual Meeting. We urge you to mark, sign, date, and mail the enclosed proxy in the postage-paid envelope provided or record your voting instructions via telephone or the internet (for those Trusts that permit voting by telephone or internet) so you will be represented at the Annual Meeting.

By order of the
Board of each Trust

Vincent B. Tritto, Secretary of each Trust

New York, New York
April 19, 2006

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING IN PERSON OR BY PROXY. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE VOTE BY TELEPHONE, INTERNET OR MAIL. (NOT EVERY TRUST PERMITS VOTING BY INTERNET AND TELEPHONE. PLEASE CHECK YOUR PROXY CARD.) IF VOTING BY MAIL PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE. IF YOU ATTEND THE ANNUAL MEETING AND WISH TO VOTE IN PERSON, YOU WILL BE ABLE TO DO SO AND YOUR VOTE AT THE ANNUAL MEETING WILL REVOKE ANY PROXY YOU MAY HAVE SUBMITTED. YOUR VOTE IS EXTREMELY IMPORTANT. NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN, PLEASE SEND IN YOUR PROXY CARD TODAY.

2

BLACKROCK CLOSED-END FUNDS
PROXY STATEMENT
FOR
JOINT ANNUAL MEETING OF STOCKHOLDERS/SHAREHOLDERS
TO BE HELD ON MAY 23, 2006

          This document will give you the information you need to vote on the matters listed on the accompanying Notice of Joint Annual Meeting of Stockholders/Shareholders (“Notice of Annual Meeting”). Much of the information in this joint proxy statement (“Proxy Statement”) is required under rules of the Securities and Exchange Commission (“SEC”); some of it is technical. If there is anything you don’t understand, please contact us at our toll-free number, (800) 882-0052.

          This Proxy Statement is furnished in connection with the solicitation by the respective Board of Directors or Trustees, as the case may be (the “Board”), of each of the Trusts (as defined in the Notice of Annual Meeting) of proxies to be voted at the Joint Annual Meeting of Stockholders/Shareholders of the Trusts to be held on Tuesday, May 23, 2006, and any adjournment or postponement thereof (the “Annual Meeting”). The Annual Meeting will be held at the New York East Side Marriott, 525 Lexington Avenue, New York, New York, on May 23, 2006, at 10:00 a.m. (New York City time). As used in the Notice of Annual Meeting and as used herein, the term “Board of Directors” shall include Board of Trustees, “Directors” shall include Trustees, the term “shareholders” shall include stockholders and the term “share” shall include stock where the use of the terms “Board of Trustees” or “Trustees” or “stockholders” or “stock” would otherwise be appropriate. This Proxy Statement, the Notice of Annual Meeting and the enclosed proxy card are first being sent to the Trusts’ shareholders on or about April 19, 2006.

*     WHY IS A SHAREHOLDER MEETING BEING HELD?

          Because the common shares of each Trust are listed on a nationally recognized stock exchange that requires each Trust to hold an annual meeting of shareholders.

*     WHAT PROPOSALS WILL BE VOTED ON?

          In the first proposal (the “First Proposal” or “Proposal 1”), shareholders of all Trusts are being asked to elect nominees for the Board of Directors of each Trust in which they own shares.

          In the second proposal (the “Second Proposal” or “Proposal 2”), shareholders of the following Trusts are being asked to approve an amendment to the Declaration of Trust of each such Trust to allow the Trustees to expand the authority of the executive committee of the Board of Directors:

BHY	BPS	BSD

          In the third proposal (the “Third Proposal” or “Proposal 3”), shareholders of the following Trusts are being asked to approve an amendment to the Certificate of Designation or Statement of Preferences, as appropriate, to revise the language regarding preferred shares to allow the Trusts to follow the most recent guidelines of Standard & Poor’s (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”) and/or Fitch Ratings (“Fitch”), as appropriate, for credit rating criteria in effect from time to time to maintain a AAA rating on preferred shares:

RAA	BFC	BMT
RFA	BRM
RNJ	BLN
RNY	BSD
BKN	BRF

Summary:

PROPOSALS	TRUST

#1 To elect Directors	All Trusts

#2 To amend the Trusts’ Declaration of Trust	BHY	BPS	BSD

#3 To amend the Trusts’ Certificate of Designation or Statement of Preferences, as appropriate	RAA	BFC	BMT
	RFA	BRM
	RNJ	BLN
	RNY	BSD
	BKN	BRF

*	WILL MY VOTE MAKE A DIFFERENCE?

               YES! Your vote is important and will make a difference in the governance of the Trust(s), no matter how many shares you own.

*	WHO IS ASKING FOR YOUR VOTE?

               The enclosed proxy is solicited by the Board of each Trust for use at the Annual Meeting to be held on Tuesday, May 23, 2006, and, if the Annual Meeting is adjourned or postponed, at any later meetings, for the purposes stated in the Notice of Annual Meeting (see previous pages). The Notice of Annual Meeting, the proxy and this Proxy Statement are being mailed on or about April 19, 2006.

*	HOW DO THE TRUSTS’ BOARDS RECOMMEND THAT SHAREHOLDERS VOTE ON THE PROPOSALS?

               Each Board unanimously recommends that you vote “FOR” each respective Proposal on which you are entitled to vote.

*	WHO IS ELIGIBLE TO VOTE?

               Shareholders of record of each Trust at the close of business on February 28, 2006 are entitled to be present and to vote at the Annual Meeting or any adjourned or postponed meeting.

               Each share is entitled to one vote. Shares represented by duly executed proxies will be voted in accordance with your instructions. If you sign the proxy, but don’t fill in a vote, your shares will be voted in accordance with your Board’s recommendation. If any other business is brought before your Trust’s Annual Meeting, your shares will be voted at your Board’s discretion.

*	HOW MANY SHARES OF EACH TRUST WERE OUTSTANDING AS OF THE RECORD DATE?

               Appendix B sets forth the number of outstanding shares for each Trust at the close of business on February 28, 2006.

*	WHAT IS A QUORUM FOR PURPOSES OF THE PROPOSALS BEING VOTED ON AT THE MEETING?

               The holders of a majority of outstanding common shares and preferred shares, taken together, present at the Annual Meeting in person or by proxy will constitute a quorum for (i) for the election of directors, other than Kathleen F. Feldstein and Frank J. Fabozzi, and (ii) Proposal 2.

               The holders of a majority of outstanding preferred shares present at the Annual Meeting in person or by proxy will constitute a quorum for (i) the election of Kathleen F. Feldstein and Frank J. Fabozzi as directors elected by the owners of preferred shares, and (ii) Proposal 3.

*	WHY DOES THIS PROXY STATEMENT LIST SEVERAL CLOSED-END FUNDS?

               The Trusts have similar proposals and it is cost-efficient to have a joint proxy statement and one annual meeting. In the event that any shareholder present at the Annual Meeting objects to the holding of a joint meeting and moves for an adjournment of his or her Trust’s meeting to a time immediately after the Annual Meeting so that such Trust’s meeting may be held separately, the persons named as proxies will vote in favor of such adjournment. Shareholders of each Trust will vote separately on the respective Proposals relating to their Trust. In any event, an unfavorable vote on any Proposal by the shareholders of one Trust will not affect the implementation of such Proposal by another Trust if the Proposal is approved by the shareholders of that Trust.

The Proposals

*        FIRST PROPOSAL: TO ELECT DIRECTORS

          WHO ARE THE NOMINEES FOR DIRECTORS?

          The Directors of the Trusts are classified into three classes of Directors: Class I, Class II and Class III. Each class has a term of three years. The term of office of one class of Directors is expiring for each Trust and the Directors of the respective Trust whose terms are expiring are being nominated for election at the Annual Meeting.

          Some of the Trusts have issued preferred shares. As required by the 1940 Act, owners of preferred shares, voting as a separate class, are entitled to elect two directors. Historically, Messrs. Cavanagh and Fabozzi have been the directors elected by the owners of preferred shares. The Governance Committee has recommended that Mr. Cavanagh resign from the role of preferred share director because it is anticipated that he will become the lead independent director when Dr. Brimmer retires and the committee believes it is more appropriate for the lead independent director to be elected by all of the shareholders. The Governance Committee has nominated Kathleen F. Feldstein to replace Mr. Cavanagh as the second director elected by owners of preferred shares. Accordingly, the Boards of those Trusts issuing preferred shares here nominated Kathleen F. Feldstein and Frank J. Fabozzi to be elected by the owners of preferred shares.

          Mr. Cavanagh, a Class I Director, and Ms. Feldstein, a Class II Director, will each stand for election to the Board of each Trust schedule to vote for their respective class at the Annual Meeting. In addition, Mr. Cavanagh will stand for election to Board of each other Trust that has preferred shares outstanding, because the common shareholders of those Trusts previously have not had the opportunity to vote for him. Similarly, Ms. Feldstein will stand for election to the Board of each other Trust that has preferred shares outstanding, because the preferred shareholders of those Trusts, voting as a separate class, previously have not had the opportunity to vote for her as a preferred share Director.

          The following table sets forth the class and nominees to be voted on by each Trust. Each nominee’s background is described in further detail below. Unless indicated by an asterisk, each Director will be voted on by holders of common shares and preferred shares voting together as a single class and the holders of any preferred shares will have equal voting rights with the holders of common shares (i.e., one vote per share).

TRUST				DIRECTORS STANDING FOR ELECTION
				Class I Directors	Class II Directors	Class III Directors
BPK	BFZ	BJZ	BGT	Richard E. Cavanagh	Frank J. Fabozzi* Kathleen F. Feldstein* Ralph L. Schlosstein	__
BBF	BNJ	BLH
BFK	BNY	BMT
BDT	BQY	BHK	BME	__	Frank J. Fabozzi Kathleen F. Feldstein Ralph L. Schlosstein	__
BOE	BDJ	BHD	HIS
BKT	BNA	BWC
BGR	BMN	BTA
BPS	BPP	BFO	RNJ	Richard E. Cavanagh	Kathleen F. Feldstein*	Andrew F. Brimmer Kent Dixon Robert S. Kapito
BSD	BKK	RNY	RAA
RFA
BLW	BDV	BCT		__	__	Andrew F. Brimmer Kent Dixon Robert S. Kapito
BBK	BKN	BLE	BYM	Richard E. Cavanagh R. Glenn Hubbard	Kathleen F. Feldstein*	__
BQH	BRF	BCL	BLJ
BZA	BHV	BRM	BSE
BZM	BIE	BFY	BFC
BCK	BAF	BLN
BHY				Richard E. Cavanagh R. Glenn Hubbard	__	__

*          Voted on by preferred shareholders only.

          Each Director elected will hold office for three years or until their respective class stands for re-election, whichever is shorter, and until their successors shall have been elected and qualified. The other Directors of the Trusts will continue to serve under their current terms. The other classes will be elected at subsequent annual meetings of shareholders.

          BCT holds substantially all of its assets in its wholly owned subsidiary, BCT Subsidiary Inc. (“BCTS”). The Board of the wholly owned subsidiary is identical to the Board of its parent company. Accordingly, nominees elected as Directors of BCT will be appointed by BCT to serve as Directors of BCTS which has investment objectives and policies identical to BCT.

          Mr. James Clayburn La Force, Jr. and Mr. Walter F. Mondale retired from the Board of Directors on February 23, 2006.

          Certain information concerning the nominees for each of the Trusts is set forth in the table below. All of the nominees are currently Directors of each of the Trusts, including BCTS, and have served in such capacity since each of the Trusts commenced their respective operations, except for the following exceptions:

•	Mr. Richard E. Cavanagh has served as Director since his appointment by the Boards of BKN, BRM, BFC, BRF, BLN, BCT, BKT, BMN, RAA, RFA, RNJ, RNY, BNA and BMT on August 11, 1994 to fill a vacancy;

•	Mr. Robert S. Kapito was appointed by the Boards on August 22, 2002 to fill a vacancy for each of the Trusts in existence on such date;

•	Mr. R. Glenn Hubbard was appointed to the Board of each Trust November 23, 2004 for each of the Trusts in existence on such date; and

•

Ms. Kathleen F. Feldstein was appointed as a board member to BKT, BNA, BMN, BMT, BGR, RNY, RNJ, RFA, RAA, BSD, BPS, BCT, BKN, BRM, BFC, BRF, BLN and BHY and an Advisory Board member to the other Trusts then in existence as of January 19, 2005. She was elected as a Director to such other Trusts at the annual meeting of shareholders on May 26, 2005.

          As of February 28, 2006, each Director holds his/her position as to each of the 56 active closed-end funds advised by BlackRock Advisors, Inc. (the “Fund Complex”). As of February 28, 2006, the Fund Complex consisted of 56 active closed-end funds, each with one investment portfolio. Certain information concerning the nominees for each of the Trusts is set forth in the table below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The “interested” Directors (as defined in Section 2(a)(19) of the 40 Act) are indicated by an (*). Independent directors are those who are not interested persons of the Trusts or BlackRock Advisors, Inc. for purposes of the Investment Company Act of 1940 and comply with the definition of “independent” (as defined in Rule 10A-3 under the Securities Exchange Act of 1934) (the “Independent Directors”). Unless specified otherwise below, the business address of the Directors and officers of each of the Trusts is 40 East 52nd Street, New York, New York 10022, and the address of BlackRock Advisors, Inc. (the “Advisor”) is 100 Bellevue Parkway, Wilmington, Delaware 19809.

NAME, ADDRESS AND AGE	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	OTHER DIRECTORSHIPS HELD BY DIRECTOR OR NOMINEE FOR DIRECTOR

INTERESTED DIRECTORS:

Ralph L. Schlosstein* Age 55 Class II

Director since 1999 and President of BlackRock, Inc. since its formation in 1998 and of BlackRock, Inc.’s predecessor entities since 1988. Member of the Management Committee and Investment Strategy Group of BlackRock, Inc. Formerly, Managing Director of Lehman Brothers, Inc. and Co-head of its Mortgage and Savings Institutions Group. Chairman and President of the BlackRock Liquidity Funds and Director of several of BlackRock’s alternative investment vehicles. Chairman of the Board of Anthracite Capital, Inc. since September 2005.

Member of the Visiting Board of Overseers of the John F. Kennedy School of Government at Harvard University, a member of the board of the Financial Institutions Center of The Wharton School of the University of Pennsylvania, a trustee of the American Museum of Natural History, a trustee of Trinity School in New York City, a member of the Board of Advisors of Marujupu LLC, and a trustee of New Visions for Public Education, the Public Theater in New York City and the James Beard Foundation. Formerly, a director of Pulte Corporation, the nation’s largest homebuilder, a Trustee of Denison University and a member of Fannie Mae’s Advisory Council.

Robert S. Kapito* Age: 49 Class III

Vice Chairman of BlackRock, Inc. Head of the Portfolio Management Group. Also a member of the Management Committee, the Investment Strategy Group, the Fixed Income and Global Operating Committees and the Equity Investment Strategy Group of BlackRock, Inc. Responsible for the portfolio management of the Fixed Income, Domestic Equity and International Equity, Liquidity, and Alternative Investment Groups of BlackRock.

Chairman of the Hope and Heroes Children’s Cancer Fund. President of the Board of Directors of the Periwinkle National Theatre for Young Audiences.

INDEPENDENT DIRECTORS:

Andrew F. Brimmer P.O. Box 4546 New York, NY 10163 Age: 79 Class III

President of Brimmer & Company, Inc., a Washington D.C.-based economic and financial consulting firm, also Wilmer D. Barrett Professor of Economics, University of Massachusetts - Amherst. Formerly member of the Board of Governors of the Federal Reserve System. Formerly Chairman, District of Columbia Financial Control Board.

Director of CarrAmerica Realty Corporation and Borg-Warner Automotive. Formerly Director of AirBorne Express, BankAmerica Corporation (Bank of America), BellSouth Corporation, College Retirement Equities Fund (Trustee), Commodity Exchange, Inc. (Public Governor), Connecticut Mutual Life Insurance Company, E.I. du Pont de Nemours & Company, Equitable Life Assurance Society of the United States, Gannett Company, Mercedes-Benz of North America, MNC Financial Corporation (American Security Bank), NCM Capital Management, Navistar International Corporation, PHH Corp. and UAL Corporation (United Airlines).

Richard E. Cavanagh P.O. Box 4546 New York, NY 10163 Age: 59 Class I

President and Chief Executive Officer of The Conference Board, Inc., a leading global business research organization, from 1995-present. Former Executive Dean of the John F. Kennedy School of Government at Harvard University from 1988-1995. Acting Director, Harvard Center for Business and Government (1991-1993). Formerly Partner (principal) of McKinsey & Company, Inc. (1980-1988). Former Executive Director of Federal Cash Management, White House Office of Management and Budget (1977-1979). Co-author, THE WINNING PERFORMANCE (best selling management book published in 13 national editions).

Trustee of Aircraft Finance Trust (AFT) and Chairman of Educational Testing Service (ETS). Director, Arch Chemicals, Fremont Group and The Guardian Life Insurance Company of America.

Kent Dixon P.O. Box 4546 New York, NY 10163 Age: 68 Class III

Consultant/Investor. Former President and Chief Executive Officer of Empire Federal Savings Bank of America and Banc PLUS Savings Association, former Chairman of the Board, President and Chief Executive Officer of Northeast Savings.

Former Director of ISFA (the owner of INVEST, a national securities brokerage service designed for banks and thrift institutions).

Frank J. Fabozzi P.O. Box 4546 New York, NY 10163 Age: 57 Class II

Consultant. Editor of THE JOURNAL OF PORTFOLIO MANAGEMENT and Adjunct Professor of Finance and Becton Fellow at the School of Management at Yale University. Author and editor of several books on fixed income portfolio management. Visiting Professor of Finance and Accounting at the Sloan School of Management, Massachusetts Institute of Technology from 1986 to August 1992.

Director, Guardian Mutual Funds Group (18 portfolios).

Kathleen F. Feldstein P.O. Box 4546 New York, NY 10163 Age: 65 Class II	President of Economics Studies, Inc., a Belmont, MA-based private economic consulting firm, since 1987; Chair, Board of Trustees, McLean Hospital in Belmont, MA.

Director of BellSouth Inc., Ionics, Inc. and Knight Ridder, Inc.; Trustee of the Museum of Fine Arts, Boston, and of the Committee for Economic Development and member of Partners HealthCare and Sherrill House Inc.; Member of the Visiting Committee of the Harvard University Art Museums and of the Advisory Board to the International School of Business at Brandeis University.

R. Glenn Hubbard P.O. Box 4546 New York, NY 10163 Age: 47 Class I

Dean of Columbia Business School since July 1, 2004. Columbia faculty member since 1988. Co-director of Columbia Business School’s Entrepreneurship Program 1994-1997. Visiting Professor at the John F. Kennedy School of Government at Harvard University and the Harvard Business School, as well as the University of Chicago. Visiting scholar at the American Enterprise Institute in Washington and member of International Advisory Board of the MBA Program of Ben-Gurion University. Deputy assistant secretary of the U.S. Treasury Department for Tax Policy 1991-1993. Chairman of the U.S. Council of Economic Advisers under the President of the United States 2001-2003.

Director of ADP, Dex Media, Duke Realty, KKR Financial Corporation, and Ripplewood Holdings. Advisory boards of the Congressional Budget Office, the Council on Competitiveness, the American Council on Capital Formation, the Tax Foundation and the Center for Addiction and Substance Abuse. Trustee of Fifth Avenue Presbyterian Church of New York.

DO THE TRUSTS HAVE ANY COMMITTEES?

          Yes. The Trusts’ Directors have determined that the efficient conduct of the Trusts’ affairs makes it desirable to delegate responsibility for certain specific matters to committees of the Boards. The committees meet as often as necessary, either in conjunction with regular meetings of the Directors or otherwise. The Board has created a Governance Committee comprised of all of the Independent Directors. The Governance Committee appoints the members and chairperson of the Compliance Committee, Portfolio Review Committees and the chairperson of the Governance Committee. The Board appoints the members and chairperson of the Audit Committee.

GOVERNANCE COMMITTEE

          Each of the Trusts has a Governance Committee, which also performs the functions normally performed by a nominating committee. The 1940 Act requires that the Trusts have a minimum proportion of directors who are not affiliated in any way with the investment manager, principal underwriter or any broker-dealer of the Trusts. These Independent Directors must vote separately to approve all financial arrangements and other agreements with the Trusts’ investment manager and other affiliated parties. Each Trust’s Independent Directors meet regularly (at least quarterly) as a group in executive session as the Governance Committee. As part of its duties, the Governance Committee makes recommendations to the full Board of each Trust with respect to candidates for the Board and with respect to the compensation of Directors. The Governance Committee will consider director candidates recommended by shareholders. In considering candidates submitted by shareholders, the Governance Committee will take into consideration the needs of the Board and the qualifications of the candidate. The Governance Committee may also take into consideration the number of shares held by the recommending shareholder and the length of time that such shares have been held. To have a candidate considered by the Governance Committee, a shareholder must submit the recommendation in writing and must include:

•	The name of the shareholder and evidence of the person’s ownership of shares of the applicable Trust(s), including the number of shares owned and the length of time of ownership; and

•

The name of the candidate, the candidate’s resume or a listing of his or her qualifications to be a Director of the Trust(s) and the person’s consent to be named as a Director if selected by the Governance Committee and nominated by the Board.

          The shareholder recommendation and information described above must be sent to the Corporate Secretary, c/o BlackRock, P.O. Box 4546, New York, New York 10163, and must be received by the Corporate Secretary not less than 120 days prior to the anniversary date of the Trust’s most recent annual meeting of shareholders (which deadline will be no later than January 23, 2007, for next year’s Annual Meeting). The Governance Committee believes that the minimum qualifications for serving as a Director of the Trust(s) are that a candidate demonstrate, by significant accomplishment in his or her field, an ability to make a meaningful contribution to the Board’s oversight of the business and affairs of the Trust(s) and have an impeccable record and reputation for honest and ethical conduct in both his or her professional and personal activities. In addition, the Governance Committee examines a candidate’s specific experiences and skills, time availability in light of other commitments, potential conflicts of interest and independence from management and the Trust(s). The Governance Committee also seeks to have the Board represent a diversity of backgrounds and experience.

          The Joint Governance Committee Charter of the Trusts is available at BlackRock, Inc.’s (“BlackRock ’s”) website at http://www.blackrock.com/indiv/products/closedendfunds/corpgov.html.

AUDIT COMMITTEE

          Each of the Trusts has an Audit Committee, composed of four of the Independent Directors, which is charged with selecting a firm of independent registered public accountants for its respective Trust and reviewing accounting matters with the accountants.

          The Audit Committee of each Trust presents the following report:

          The Audit Committee of each Trust has performed the following functions: (i) the Audit Committee reviewed and discussed the audited financial statements of each Trust with management of each respective Trust, (ii) the Audit Committee discussed with the independent registered public accounting firm the matters required to be discussed by the Statement on Auditing Standards No. 61, (iii) the Audit Committee received the written disclosures and the letter from the independent registered public accounting firm required by ISB Standard No. 1 and has discussed with the independent registered public accounting firm their independence and (iv) the Audit Committee recommended to the Board of Directors of each Trust that the financial statements be included in each Trust’s Annual Report for the past fiscal year.

          The members of the Audit Committee of each Trust are Messrs. Brimmer (Chairman of the Audit Committee), Cavanagh, Dixon and Fabozzi, all of whom are Independent Directors. The Board of each Trust has determined that each Trust has three audit committee financial experts serving on its Audit Committee, Dr. Brimmer, Mr. Dixon and Mr. Fabozzi, all of whom are independent for the purpose of the definition of audit committee financial expert as applicable to the Trusts. The Audit Committee is governed by a written charter, which was revised on May 26, 2005 and re-approved in February 2006 and is attached hereto as Appendix C.

PORTFOLIO REVIEW COMMITTEES

          In an effort to continue to improve the Board’s oversight and governance of the Trusts, the Governance Committee created two portfolio review committees (the “Portfolio Review Committees”). The purposes of each Portfolio Review Committee are as follows: (1) to support the Independent Directors in acting independently of BlackRock in pursuing the best interests of the Trusts and their shareholders, (2) to review the investment objectives, policies and practices of each Trust under its oversight, (3) to review with respect to each Trust under its oversight: (a) whether such Trust has complied with its investment policies and restrictions as reflected in its prospectus and Statement of Additional Information, (b) appropriate benchmarks and competitive universes, (c) investment performance, (d) unusual or exceptional investment matters and (e) other matter bearing on such Trust’s investment results.

          Each Trust’s Portfolio Review Committee was formed in November of 2005. The Taxable and Municipal Trusts Portfolio Review Committee is chaired by Richard E. Cavanagh, and Frank J. Fabozzi, Kathleen F. Feldstein, and Ralph L. Schlosstein are members. The Equity and High Yield Trusts Portfolio Review Committee is chaired by Kent Dixon, and R. Glenn Hubbard, and Robert S. Kapito are members. Andrew F. Brimmer is an ex officio member of each Portfolio Review Committee.

          The Portfolio Review Committees may meet as a whole or separately and concurrently with each other. Portfolio reviews of particular Trusts will be allocated among the Portfolio Review Committees as determined by the Governance Committee in consultation with BlackRock.

COMPLIANCE COMMITTEE

          Each Trust has a Compliance Committee that was formed in November of 2005. All members of the Compliance Committee are Independent Directors. The members and the chair of the Compliance Committee are determined annually by the Governance Committee. Dr. Andrew F. Brimmer is the chair of the Compliance Committee for each of the Trusts. Richard E. Cavanagh, Kathleen F. Feldstein and R. Glenn Hubbard, are members of the Compliance Committee.

          The purposes of the Compliance Committee are to (1) support the Independent Directors in acting independently of the Adviser in pursuing the best interests of the Trusts and their shareholders, (2) receive information on and, where appropriate recommend policies concerning the Trusts compliance with applicable law, and (3) receive reports from and make recommendations in respect of the Trusts’ Chief Compliance Officer.

EXECUTIVE COMMITTEE

          Each Trust has an Executive Committee composed of Messrs. Schlosstein and Kapito, which acts on behalf of the full Board on certain matters in the interval between meetings of the Board.

*	DO THE TRUSTS HAVE A POLICY WITH RESPECT TO THE ATTENDANCE OF DIRECTORS AT THE ANNUAL MEETING?

          It is the Trusts’ policy to encourage Directors to attend the Annual Meeting. At the Annual Meeting on May 26, 2005, all of the Trusts’ Directors serving at that time were present.

*	HOW CAN THE TRUSTS’ SHAREHOLDERS SEND COMMUNICATIONS TO THE DIRECTORS?

          Shareholders and other interested parties may contact the Boards or any member of the Boards by mail or electronically. To communicate with the Boards or any member of the Boards, correspondence should be addressed to the Board or the Board members with whom you wish to communicate by either name or title. All such correspondence should be sent c/o Secretary of the applicable Trust or Trusts at P.O. Box 4546, New York, New York 10163. Shareholders may communicate with the Boards electronically by sending an email to closedendfundsbod@blackrock.com.

*	HOW MANY SHARES OF THE TRUSTS DO THE DIRECTORS OWN?

          The chart attached hereto as Appendix D lists the number of shares beneficially owned by the Directors and the number of share equivalents owned by the Directors pursuant to the Directors’ deferred compensation plan.

*	HOW OFTEN DO THE DIRECTORS MEET?

          During each Trust’s last full fiscal year, each Director attended at least 75% of the aggregate of: (i) all regular meetings of the Board of each Trust (held during the period for which the Director served on the Board); and (ii) all meetings of all committees of the Board of each Trust on which the Director served (during the periods that the Director served). The number of meetings held are set forth below.

Trust	Most Recent Fiscal Year	Number of Meetings
		Full Board	Governance Committee	Audit Committee
BZA, BIE, BZM, BBK, BLJ, BQH, BHV, BLE, BCL, BFY, BYM, BCK, BAF and BSE	September 1, 2004 to August 31, 2005	7	4	7
BNA, BHD, BCT, BHY, BKN, BKT, RAA, RNJ, RNY, BHK, RFA, BBF, BFK, BFZ, BNJ, BLW, BNY, BQY, BDT, BDV and BGT	November 1, 2004 to October 31, 2005	7	4	7
BMN, BFC, BLN, BMT, BRM, BPS, BRF, BSD, BJZ, BLH, BKK, BFO, BPP and BPK	January 1, 2005 to December 31, 2005	7	4	7

          Annual meeting information and Directors’ attendance for BGR, BOE, BDJ, BME, BWC and BTA have not been provided because such Trusts have not been in operation for a full fiscal year. HIS joined the BlackRock Closed-End Fund complex on March 1, 2005. Annual meeting information and Directors’ attendance for HIS is not included because HIS did not operate for one full fiscal year as part of the BlackRock Closed-End Fund complex.

*	WHAT ARE THE DIRECTORS PAID FOR THEIR SERVICES?

          The following table sets forth certain information regarding the compensation of the Trusts’ Independent Directors (the Trusts’ interested Directors do not receive a salary from the Trusts).

NAME OF DIRECTOR	TOTAL COMPENSATION FROM THE FUND COMPLEX PAID TO DIRECTORS(1)

Andrew F. Brimmer	$290,000 (2)(3)(4)
Richard E. Cavanagh	$210,000 (2)(4)
Kent Dixon	$210,000 (2)(4)
Frank J. Fabozzi	$210,000 (2)(4)
Kathleen F. Feldstein	$190,000 (2)
R. Glenn Hubbard	$190,000 (2)

(1)	Represents the total compensation earned by such persons during the calendar year ended December 31, 2005, from the fund complex.

(2)

Represents the aggregate compensation earned by such persons during the calendar year ended December 31, 2005. Of this amount, Dr. Brimmer, Mr. Cavanagh, Mr. Dixon, Mr. Fabozzi, Ms. Feldstein and Mr. Hubbard deferred $50,000, $50,000, $50,000, $50,000, $30,000 and $190,000, respectively, pursuant to the Fund Complex’s deferred compensation plan (described below).

(3)

Dr. Brimmer serves as “lead independent director” for each Board in the Fund Complex. For his services as lead independent director, Dr. Brimmer was compensated in the amount of $50,000 per annum by the Fund Complex allocated among the

Trusts in the Fund Complex based on each Trust’s relative net assets. Dr. Brimmer received an additional $30,000 per annum from the Fund Complex for his service as the Audit Committee Chairman of the Fund Complex.

(4)

Messrs. Brimmer, Cavanagh, Dixon and Fabozzi serve on the Audit Committee of the Fund Complex and for their service received an additional $20,000 per annum, allocated among the Trusts in the Fund Complex based on their relative net assets.

          During the last fiscal year, each Independent Director received an annual fee calculated as follows: (i) $6,000 from each Trust in the Fund Complex and (ii) $1,000 for each meeting of each Board in the Fund Complex attended by such Independent Director. The total annual aggregate compensation for each Independent Director was capped at $190,000 per annum, except that Dr. Brimmer received an additional $50,000 per annum from the Fund Complex for acting as the lead independent director for each Board in the Fund Complex and an additional $30,000 per annum from the Fund Complex for acting as the Audit Committee Chairman of the Fund Complex and Messrs. Brimmer, Cavanagh, Dixon and Fabozzi received an additional $20,000 per annum, from the Fund Complex for their service on the Audit Committee of the Fund Complex. This additional compensation to Messrs. Brimmer, Cavanagh, Dixon and Fabozzi was allocated among the Trusts in the Fund Complex based on their relative net assets. In the event that the $190,000 cap was met with respect to an Independent Director, the amount of the Independent Director’s fee borne by each Trust in the Fund Complex was reduced by reference to the net assets of the Trust relative to the other Trusts in the Fund Complex. In addition, the attendance fees of each Independent Director of the Trusts were reduced proportionately, based on each respective Trust’s net assets, so that the aggregate per meeting fee for all meetings of the Boards of the Trusts (excluding the per annum Audit Committee fee) held on a single day did not exceed $15,834 for any Independent Director.

          The following Directors’ fees were accrued by the following Trusts during their last fiscal year from January 1, 2005 to December 31, 2005. These amounts include fees accrued by Messrs. La Force and Mondale, who were members of the Board in 2005 and retired on February 23, 2006.

BRM	$73,000	BGT	$56,700	BLH	$12,800
BLN	$27,700	BPS	$12,400	BPP	$54,500
BFC	$25,900	BSD	$15,300	BKK	$40,200
BRF	$20,800	BMT	$39,700	HIS	$27,000
BFO	$13,100	BJZ	$13,500	BTA(1)	–
BMN	$67,700	BPK	$33,200

(1)	BTA was not yet formed during this time period.

          The following Directors’ fees were accrued by the following Trusts during their last fiscal year from November 1, 2004 to October 31, 2005:

BHY	$12,500	RNY	$12,200	BHK	$58,000
BCT	$12,700	BKN	$36,600	BHD	$13,900
RAA	$12,200	BNA	$59,600	BFK	$79,600
RFA	$12,200	BBF	$14,200	BNJ	$15,700
BFZ	$30,700	BNY	$26,600	BLW	$79,900
RNJ	$12,200	BKT	$58,100	BDV	$88,300
BDT	$57,800	BQY	$15,000	BDJ(1)	$23,500
BGR(1)	$75,600	BOE(1)	$13,100	BME(1)	$14,100
				BWC(1)	$ 1,000

(1)	BGR, BOE, BDJ, BME and BWC accruals do not represent a full fiscal year because these Trusts were formed during the fiscal period.

          The following Directors’ fees were accrued by the following Trusts during their last fiscal year from September 1, 2004 to August 31, 2005:

BBK	$21,200	BHV	$12,400	BYM	$54,400
BZA	$12,800	BLE	$45,300	BCK	$13,100

BIE	$12,800	BCL	$16,100	BAF	$18,300
BZM	$12,400	BLJ	$12,400	BSE	$13,500
BQH	$12,800	BFY	$13,100

          None of the Directors received any pension or retirement benefits. Under the deferred compensation plan (the “Plan”) approved by each Trust’s Board, Independent Directors may elect to defer receipt of all or a portion of their annual compensation. As of January 1, 2003, the Board elected to require its Independent Directors to defer a portion of their annual compensation pursuant to the Plan. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain BlackRock closed-end Trusts selected by the Directors. This has approximately the same economic effect for the Directors as if the Directors had invested the deferred amounts in such Trusts. The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Trust. Each Trust may, however, elect to invest in common shares of those Trusts selected by the Directors in order to match its deferred compensation obligations.

          The Independent Directors deferred at least $30,000 of their $190,000 base fee pursuant to the Plan. Also, members of the Audit Committee of the Fund Complex deferred all of the $20,000 per annum fee they received for their services on the Audit Committee pursuant to the Plan.

          None of the officers of the Trusts received any compensation, including pension or retirement benefits, from the Trusts for such period. Messrs. Schlosstein, Kapito, Gabbay, Klingert, Kong, Gary, Tritto, Battista, Kindelan and Ms. Ackerley, officers of the Trusts, are also affiliated with the Advisor or its affiliates, as such, they receive compensation from the Advisor or one of its affiliates. Under the terms of the investment advisory agreements a portion of Mr. Battista’s compensation was reimbursed by the Trusts to the extent of his working time as chief compliance officer of the Trusts.

          The Directors have adopted a new compensation structure for 2006. Under the new compensation structure, the Trusts anticipate that each Director will be compensated as follows:

New Fee
Annual Board Retainer Fee (continue mandatory deferral of $30,000)	$190,000
Anuual Board Meeting Fee (6 meetings including 2 telephonic)	0
Sub Total Annual Board Retainer and Meeting Fees	190,000
Annual Audit Committee Meeting Fee (6 meetings including 4 telephonic, which may or may not occur in conjunction with regularly scheduled board meetings) (continue mandatory deferral of $20,000)	30,000
Annual Audit Committee Chair Fee	30,000
Annual Lead Director Fee	60,000
Each Board/Audit Committee Meeting Fee in excess of the 6 scheduled meetings (either in-person or telephonic, including organizational meetings for new funds other than meetings held in conjunction with regularly scheduled meetings)	3,000

*	HOW LARGE A STAKE DO THE DIRECTORS HAVE IN THE TRUSTS?

          The Directors believe each Director should have a beneficial investment in the BlackRock closed-end Trusts. The Directors allocate their investments among the 56 active BlackRock closed-end Trusts based on their own investment needs. The table attached at Appendix E to this Proxy Statement sets forth the dollar range of equity securities beneficially owned and share equivalents held by each Director in all of the BlackRock closed-end Trusts represented in this Proxy Statement as of February 28, 2006.

*     WHAT VOTE IS REQUIRED TO APPROVE THIS PROPOSAL?

          The affirmative vote of a plurality of the shares present for each Trust at the Annual Meeting at which a quorum is present and entitled to vote on a Director is necessary to approve the respective Director nominated under Proposal 1 for each respective Trust.

*     HOW DO THE DIRECTORS RECOMMEND I VOTE ON THIS PROPOSAL?

          THE BOARD OF EACH TRUST HAS APPROVED SUBMITTING THIS PROPOSAL TO SHAREHOLDERS OF EACH TRUST. THE BOARD OF EACH TRUST, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE DIRECTORS NOMINATED UNDER THIS PROPOSAL.

* * * * *

*     SECOND PROPOSAL: FOR EACH OF BHY, BPS AND BSD, TO AMEND ITS DECLARATION OF TRUST TO EXPAND THE AUTHORITY OF THE EXECUTIVE COMMITTEE OF THE BOARD OF TRUSTEES

          The Declaration of Trust of each of BHY, BPS and BSD (the “Proposal 2 Trusts”) currently permits the following: “The Trustees may designate an executive committee which shall have all the authority of the entire Board of Trustees except such committee cannot declare dividends and cannot authorize removal of a trustee or any merger, consolidation or sale of substantially all of the assets of the Trust.”

          The Directors believe that consistency among the Declarations of Trust for the Trusts organized as Delaware statutory trusts generally enhances efficiency in administering the various Trusts. To this end, the Directors believe that creating a uniform provision regarding delegation and committees for all of the Delaware statutory trusts is in the best interests of the shareholders of the Trusts, including the Proposal 2 Trusts. In order to achieve uniformity in the BlackRock closed-end Trusts family, it is necessary for each Proposal 2 Trust to revise the provision to allow as follows: “The Trustees may designate one or more committees which shall have all or such lesser portion of the authority of the entire Board of Trustees as the Trustees shall determine from time to time, except to the extent action by the entire Board of Trustees or particular Trustees is required by the 1940 Act.” The Directors believe that this amendment would increase the efficiency of the operation of the Proposal 2 Trusts, primarily by permitting the Executive Committee to declare dividends.

          The affirmative vote of a majority of the outstanding shares of a Proposal 2 Trust is necessary to approve Proposal 2 for the respective Trust. Holders of common shares and preferred shares vote together as a single class with respect to this proposal.

          THE BOARD OF EACH PROPOSAL 2 TRUST HAS APPROVED SUBMITTING THIS PROPOSAL TO SHAREHOLDERS OF THE RESPECTIVE PROPOSAL 2 TRUST. THE BOARD OF EACH PROPOSAL 2 TRUST, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THIS PROPOSAL.

* * * * *

*     THIRD PROPOSAL: FOR EACH OF THE PROPOSAL 3 TRUSTS, TO AMEND ITS RESPECTIVE CERTIFICATE OF DESIGNATION OR STATEMENT OF PREFERENCES, AS APPROPRIATE, TO REVISE THE LANGUAGE REGARDING PREFERRED SHARES TO ALLOW THE TRUSTS TO FOLLOW THE MOST RECENT GUIDELINES OF S&P, MOODY’S AND/OR FITCH, AS APPROPRIATE, FOR CREDIT RATING CRITERIA IN EFFECT FROM TIME TO TIME TO MAINTAIN A “AAA” RATING ON PREFERRED SHARES

          The Certificate of Designation or Statement of Preferences, as appropriate, of each of RAA, RFA, RNJ, RNY, BKN, BFC, BRM, BLN, BSD, BRF and BMT (the “Proposal 3 Trusts”) currently imposes credit rating standards that were in effect for S&P, Moody’s and/or Fitch, as appropriate, at the time the preferred shares were initially offered. In order to keep current the credit rating standards applicable to Proposal 3 Trusts, it is necessary to allow the Proposal 3 Trusts to follow the most recent credit rating criteria of S&P, Moody’s and/or Fitch required to maintain a “AAA” rating on preferred shares. Revising such language will allow the Proposal 3 Trusts to follow the preferred share testing standards as the standards change over time. If the Third Proposal is approved by the shareholders of a Proposal 3 Trust, the Certificate of Designation or Statement of Preferences, as appropriate, of such Trust will be amended, accordingly.

          The affirmative vote of the holders of a majority of the outstanding preferred shares of a Proposal 3 Trust is necessary to approve Proposal 3 for the respective Trust.

          THE BOARD OF EACH PROPOSAL 3 TRUST HAS APPROVED SUBMITTING THIS PROPOSAL TO SHAREHOLDERS OF THE RESPECTIVE PROPOSAL 3 TRUST. THE BOARD OF EACH PROPOSAL 3 TRUST, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THIS PROPOSAL.

* * * * *

FURTHER INFORMATION ABOUT VOTING AND THE ANNUAL MEETING

          The cost of soliciting proxies will be borne by each Trust in proportion to the amount of proxies solicited on behalf of a Trust bears to the total proxies solicited on behalf of all of the Trusts. In addition, certain officers, directors and employees of each of the Trusts and the Advisor, located at 100 Bellevue Parkway, Wilmington, Delaware 19809 (none of whom will receive additional compensation therefor) may solicit proxies by telephone or mail. Also, certain of the Trusts may employ The Altman Group, Inc. pursuant to its standard contract as proxy solicitor, the cost of which will be borne proportionately by each of the Trusts and is estimated to be approximately $2,500 per Trust.

          Abstentions will be counted as shares present at the Annual Meeting and will not affect the result of the vote on Proposal 1. Abstentions on Proposals 2 and 3 will have the same effect as a negative vote.

          All properly executed proxies received prior to the Annual Meeting will be voted at the Annual Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Shareholders may revoke their proxies at any time prior to the time they are voted by giving written notice to the Secretary of the Trust by delivering a subsequently dated proxy or by attending and voting at the Annual Meeting.

          The Board of each Trust has fixed the close of business on February 28, 2006 as the record date for the determination of shareholders of each Trust entitled to notice of, and to vote at, the Annual Meeting. Shareholders of each Trust on that date will be entitled to one vote on each matter to be voted on by that Trust for each share held and a fractional vote with respect to each fractional share held with no cumulative voting rights.

ADDITIONAL INFORMATION

EXECUTIVE OFFICERS

          In addition to Messrs. Schlosstein and Kapito, the following executive officers hold the same position with each of the Trusts.

NAME AND AGE	TITLE	OTHER PRINCIPAL OCCUPATIONS IN PAST 5 YEARS

Anne Ackerley Age: 44	Vice President

Managing Director of BlackRock since 2000. Formerly First Vice President and Chief Operating Officer, Mergers and Acquisitions Group at Merrill Lynch & Co. from 1997 to 2000; First Vice President and Chief Operating Officer, Public Finance Group at Merrill Lynch & Co. from 1995 to 1997; First Vice President, Emerging Markets Fixed Income Research at Merrill Lynch & Co. prior thereto.

Bartholomew Battista Age: 47	Chief Compliance Officer

Chief Compliance Officer and Anti-Money Laundering Compliance Officer of BlackRock since 2004. Chief Compliance Officer and Anti-Money Laundering Compliance Officer of BlackRock Funds since 2004. Managing Director (since 2003), and Director (2000-2002) of BlackRock

Compliance Officer at Moore Capital Management from 1995-1998.

Henry Gabbay Age: 58	Treasurer	Managing Director of BlackRock and its predecessor entities.

Jeff Gary Age: 43	Vice President	Managing Director of BlackRock since 2003. Formerly, Managing Director and high yield portfolio manager with AIG (American General) Investment Group.

Brian P. Kindelan Age: 46	Assistant Secretary

Managing Director and Senior Counsel (since January 2005), Director and Senior Counsel (2001-2004) and Vice President and Senior Counsel (1998-2000), BlackRock; Senior Counsel, PNC Bank Corp. from May 1995 to April 1998; Associate, Stradley, Ronon, Stevens & Young, LLP from March 1990 to May 1995.

Kevin Klingert Age: 43	Vice President	Managing Director of BlackRock and its predecessor entities.

James Kong Age: 45	Assistant Treasurer	Managing Director of BlackRock and its predecessor entities.

Vincent B. Tritto Age: 44	Secretary

Managing Director, Senior Counsel and Assistant Secretary of BlackRock (since January 2005) and Director, Senior Counsel and Assistant Secretary (2002-2004) of BlackRock. Formerly, Executive Director (2000-2002) and Vice President (1998-2000), Morgan Stanley & Co. Incorporated and Morgan Stanley Asset Management Inc. and officer of various Morgan Stanley-sponsored investment vehicles; Counsel (1998) and associate (1988-1997), Rogers & Wells LLP, New York, NY; Foreign Associate (1992-1994), Asahi Law Offices/Masuda & Ejiri, Tokyo, Japan.

INVESTMENT ADVISOR

          The Advisor, located at 100 Bellevue Parkway, Wilmington, Delaware 19809, is a wholly owned subsidiary of BlackRock, which is one of the largest publicly traded investment management firms in the United States, with approximately $452.7 billion of assets under management as of December 31, 2005. BlackRock manages assets on behalf of institutions and individual investors worldwide, through a variety of equity, fixed income, liquidity and alternative investment separate accounts and mutual funds, including the BlackRock Funds and BlackRock Liquidity Funds. In addition, BlackRock provides risk management and investment system services to a growing number of institutional investors under the BlackRock Solutions(R) name. Clients are served from BlackRock’s headquarters in New York City, as well as offices in Boston, Edinburgh, Hong Kong, Morristown, San Francisco, Singapore, Sydney, Tokyo and Wilmington. BlackRock is a member of The PNC Financial Services Group, Inc. (NYSE: PNC), one of the largest diversified financial services organizations in the United States, and is majority owned by PNC and by BlackRock employees. The Advisor also acts as the administrator of the Trusts.

          BlackRock, Inc. and Merrill Lynch & Co., Inc. (“Merrill Lynch”) announced on February 15, 2006 that they had reached an agreement to merge Merrill Lynch’s investment management business, Merrill Lynch Investment Managers, with BlackRock to create a new independent company. Merrill Lynch will have a 49.8% economic interest and a 45% voting interest in the combined company and PNC, which currently holds a majority interest in BlackRock, will have approximately a 34% economic and voting interest. The new company will operate under the BlackRock name and be governed by a board of directors with a majority of independent members. Each of Merrill Lynch and PNC has agreed that it will vote all of its shares on all matters in accordance with the recommendation of BlackRock’s board in order to assure its independence. Completion of the transaction is subject to various regulatory approvals, client consents, approval by BlackRock shareholders and customary conditions.

          The executive officers of the Advisor are:

NAME	POSITION

Laurence D. Fink	Chief Executive Officer

Ralph L. Schlosstein	President

Robert S. Kapito	Vice Chairman

Robert P. Connolly	General Counsel and Secretary

Bartholomew Battista	Chief Compliance Officer

          Mr. Schlosstein is a Director of the Trusts, Mr. Kapito is an officer and Director of the Trusts and Mr. Battista is an officer of the Trusts.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

          Deloitte & Touche LLP (“D&T”) has been selected as the independent registered public accounting firm by the Audit Committee of each Trust and ratified by a majority of each Trust’s Board, including a majority of the Independent Directors, by vote cast in person, to audit the accounts of each Trust for and during each Trust’s fiscal year ending in 2006. None of the Trusts knows of any direct or indirect financial interest of D&T in the Trusts.

          Representatives of D&T will attend the Annual Meeting, will have the opportunity to make a statement if they desire to do so and will be available to answer questions.

AUDIT FEES

          The aggregate fees billed to each Trust by D&T for professional services rendered for the audit of each Trust’s annual financial statements for the most recent fiscal year (or period) were in the following amounts:

BKN	$29,500	BLJ	$25,300	BFC	$22,000	BHY	$27,500
BCT	$30,900	BKT	$69,900	BLE	$32,700	BHV	$10,600
BQH	$25,500	RAA	$10,100	RFA	$10,200	BMN	$40,100
RNJ	$10,100	BCL	$27,300	BSD	$23,400	BMT	$31,300
BFY	$26,200	RNY	$10,200	BCK	$26,800	BYM	$34,400
BPS	$15,800	BBF	$26,000	BFK	$31,100	BNA	$88,300
BFZ	$27,100	BAF	$28,100	BPK	$27,500	BNY	$26,800
BSE	$27,300	BNJ	$26,100	BLW	$39,100	BPP	$34,200
BJZ	$26,200	BHK	$43,500	BHD	$34,700	BLH	$25,700
BBK	$28,300	BKK	$27,700	BIE	$25,700	BZA	$25,700
BFO	$25,000	BRF	$21,600	BGT	$40,500	BDV	$30,400
BDT	$39,100	BQY	$39,400	BRM	$32,300	BGR(1)	$29,100
BLN	$22,200	BZM	$25,200	HIS	$28,700	BME(1)	$28,900
BOE(1)	$42,200	BDJ(1)	$33,300	BWC(1)	$47,800	BTA(1,2)	$5,000

(1)

BGR, BME, BOE, BDJ, BWC and BTA have not completed a full fiscal year. However BGR, BME, BOE, BDJ and BWC have nonetheless paid to D&T fees for professional services rendered for the audit of their annual financial statements.

(2)	Initial seed audit fee.

          The aggregate fees billed to each Trust(1) by D&T for professional services rendered for the audit of each Trust’s annual financial statements for the fiscal year preceding the most recent one were in the following amounts:

BKN	$29,100	BLJ	$25,100	BFC	$22,100	BHY	$28,600
BCT	$34,300	BKT	$60,800	BLE	$30,400	BHV	$10,400
BQH	$25,200	RAA	$7,500	RFA	$7,500	BMN	$39,700
RNJ	$7,500	BCL	$26,500	BSD	$23,400	BMT	$31,400
BFY	$25,800	RNY	$7,600	BCK	$26,300	BYM	$31,900
BPS	$11,400	BBF	$25,800	BFK	$29,900	BNA	$74,100
BFZ	$26,800	BAF	$27,200	BPK	$27,500	BNY	$26,500
BSE	$26,600	BNJ	$25,900	BLW	$38,100	BPP	$29,700
BJZ	$26,200	BHK	$41,000	BHD	$34,100	BLH	$25,700
BBK	$27,200	BKK	$27,600	BIE	$25,400	BZA	$25,400
BFO	$25,000	BRF	$21,700	BGT (1)	$41,600	BDV(1)	$35,600
BDT(1)	$32,400	BQY(1)	$28,800	BRM	$32,500
BLN	$22,200	BZM	$25,100	HIS(2)	$42,600

(1)

BDV, BDT, BQY and BGT had not completed a full fiscal year. However BDV, BDT, BQY and BGT had nonetheless paid to D&T fees for professional services rendered for the audit of their annual financial statements. BGR, BME, BOE, BDJ, BWC and BTA are not included in the above chart because such Trusts had either not completed their initial fiscal year (or period) or had not yet been formed in the fiscal year preceding the most recent one.

(2)	HIS joined the BlackRock Closed-End Fund complex on March 1, 2005. Prior to this date the annual audit of the financial statements was performed by PricewaterhouseCoopers, LLP.

AUDIT-RELATED FEES

          The aggregate fees billed in the most recent fiscal year (or period) to each Trust(1) by D&T for assurance and related services reasonably related to the performance of the audit of each Trust’s annual financial statements are as listed below. The nature of these services was attest services not required by statute or regulation and out-of-pocket expenses. The fees for each Trust were in the following amounts:

BKN	$2,400	BLJ	$1,900	BFC	$2,100	BHY	$0
BCT	$0	BKT	$0	BLE	$2,500	BHV	$1,900
BQH	$2,000	RAA	$1,900	RFA	$1,900	BMN	$2,400
RNJ	$1,900	BCL	$2,100	BSD	$2,000	BMT	$2,200
BFY	$2,000	RNY	$1,900	BCK	$2,000	BYM	$2,600
BPS	$1,900	BBF	$2,100	BFK	$2,400	BNA	$0
BFZ	$2,400	BAF	$2,100	BPK	$2,200	BNY	$2,300
BSE	$2,100	BNJ	$2,100	BLW	$0	BPP	$2,400
BJZ	$2,000	BHK	$0	BHD	$0	BLH	$1,900
BBK	$2,200	BKK	$2,300	BIE	$2,000	BZA	$2,000
BFO	$2,000	BRF	$2,000	BGT	$600	BDV	$0
BDT	$0	BQY	$0	BRM	$2,400	BGR(1)	$0
BLN	$2,100	BZM	$1,900	HIS	$5,200	BME(1)	$0
BOE(1)	$0	BDJ(1)	$0	BWC(1)	$0	BTA(1)	$0

(1)	BGR, BME, BOE, BDJ, BWC and BTA have not completed a full fiscal year.

          The aggregate fees billed in the fiscal year preceding the most recent to each Trust(1) by D&T for assurance and related services reasonably related to the performance of the audit of each Trust’s annual financial statements were in the amounts listed below. The nature of these services was attest services not required by statute or regulation and out-of-pocket expenses. The fees for each Trust were in the following amounts:

BKN	$5,400	BLJ	$2,000	BFC	$4,100	BHY	$4,900
BCT	$0	BKT	$0	BLE	$3,300	BHV	$1,900
BQH	$2,000	RAA	$1,800	RFA	$0	BMN	$4,800
RNJ	$1,800	BCL	$2,300	BSD	$2,100	BMT	$4,300
BFY	$2,100	RNY	$1,800	BCK	$2,200	BYM	$3,500
BPS	$1,900	BBF	$2,200	BFK	$4,000	BNA	$0
BFZ	$2,600	BAF	$2,400	BPK	$2,400	BNY	$2,500
BSE	$2,200	BNJ	$2,200	BLW	$0	BPP	$5,300
BJZ	$2,100	BHK	$0	BHD	$0	BLH	$2,000
BBK	$2,500	BKK	$2,600	BIE	$2,100	BZA	$2,000
BFO	$2,000	BRF	$2,100	BGT(1)	$0	BDV(1)	$0
BDT(1)	$0	BQY(1)	$0	BRM	$4,800
BLN	$4,100	BZM	$2,000	HIS(2)	$12,300

(1)

BDV, BDT, BQY and BGT had not completed a full fiscal year. BGR, BME, BOE, BDJ, BWC and BTA are not included in the above chart because such Trusts had either not completed their initial fiscal year (or period) or had not yet been formed in the fiscal year preceding the most recent one.

(2)

HIS joined the BlackRock Closed-End Fund complex on March 1, 2005. Prior to this date the Trust paid PricewaterhouseCoopers, LLP for assurance and related services reasonably related to the performance of the audit of the Trust’s annual financial statements.

TAX FEES

          The aggregate fees billed in the most recent fiscal year (or period) to each Trust(1) by D&T for professional services rendered for tax compliance, tax advice and tax planning are as listed below. The nature of these services was federal, state and local income and excise tax return preparation and related advice and planning, determination of taxable income for CMO’s, and miscellaneous tax advice. The fees for each Trust are in the following amounts:

BKN	$7,700	BLJ	$7,700	BFC	$7,700	BHY	$7,500
BCT	$15,000	BKT	$7,500	BLE	$7,700	BHV	$7,700
BQH	$7,700	RAA	$7,700	RFA	$7,700	BMN	$7,700
RNJ	$7,700	BCL	$7,700	BSD	$7,700	BMT	$7,700
BFY	$7,700	RNY	$7,700	BCK	$7,700	BYM	$7,700
BPS	$7,700	BBF	$7,700	BFK	$7,700	BNA	$7,500
BFZ	$7,700	BAF	$7,700	BPK	$7,700	BNY	$7,700
BSE	$7,700	BNJ	$7,700	BLW	$7,500	BPP	$7,500
BJZ	$7,700	BHK	$7,500	BHD	$7,500	BLH	$7,700
BBK	$7,700	BKK	$7,700	BIE	$7,700	BZA	$7,700
BFO	$7,700	BRF	$7,700	BGT	$7,500	BDV	$7,500
BDT	$7,500	BQY	$7,500	BRM	$7,700	BGR(1)	$4,500
BLN	$7,700	BZM	$7,700	HIS	$4,500	BME(1)	$3,000
BOE(1)	$3,000	BDJ(1)	$3,000	BWC(1)	$0	BTA(1)	$0

(1)

BGR, BME, BOE, BDJ, BWC and BTA have not completed a full fiscal year. However BGR, BME, BOE and BDJ have nonetheless paid to D&T fees for professional services rendered for tax compliance, tax advice and tax planning.

          The aggregate fees billed in the fiscal year preceding the most recent one to each Trust(1) by D&T for tax compliance, tax advice and tax planning were as listed below. The nature of these services was federal, state and local income and excise tax return preparation and related advice and planning, determination of taxable income for CMO’s, and miscellaneous tax advice. The fees for each Trust were in the following amounts:

BKN	$11,800	BLJ	$8,000	BFC	$7,000	BHY	$10,500
BCT	$21,000	BKT	$10,500	BLE	$12,000	BHV	$8,000
BQH	$8,100	RAA	$11,000	RFA	$11,000	BMN	$8,100
RNJ	$11,000	BCL	$11,300	BSD	$3,800	BMT	$7,400

BFY	$11,200	RNY	$11,000	BCK	$8,200	BYM	$9,200
BPS	$3,500	BBF	$11,300	BFK	$13,000	BNA	$10,500
BFZ	$11,700	BAF	$8,300	BPK	$7,300	BNY	$8,600
BSE	$8,200	BNJ	$11,300	BLW	$10,500	BPP	$6,200
BJZ	$6,700	BHK	$7,500	BHD	$10,500	BLH	$6,600
BBK	$8,400	BKK	$4,400	BIE	$8,100	BZA	$8,100
BFO	$3,700	BRF	$6,900	BGT(1)	$0	BDV(1)	$6,000
BDT(1)	$6,000	BQY(1)	$0	BRM	$8,000
BLN	$7,100	BZM	$8,000	HIS(2)	$6,200

(1)

BDV, BDT, BQY and BGT had not completed a full fiscal year. However BDV and BDT had nonetheless paid to D&T fees for professional services rendered for tax compliance, tax advice and tax planning. BGR, BME, BOE, BDJ, BWC and BTA are not included in the above chart because such Trusts had either not completed their initial fiscal year (or period) or had not yet been formed in the fiscal year preceding the most recent one.

(2)

HIS joined the BlackRock Closed-End Fund complex on March 1, 2005. Prior to this date the Trust paid PricewaterhouseCoopers, LLP for professional services rendered for tax compliance, tax advice and tax planning.

ALL OTHER FEES

          The Trusts hired D&T to conduct a complete review of their compliance procedures and provide an attestation regarding such review.

          The aggregate amount billed in the most recent fiscal year (or period) by D&T for services rendered to the Trusts for this compliance procedures review and attestation were in the following amounts:

BKN	$1,800	BLJ	$200	BFC	$1,300	BHY	$300
BCT	$300	BKT	$2,900	BLE	$2,300	BHV	$200
BQH	$300	RAA	$100	RFA	$100	BMN	$3,500
RNJ	$100	BCL	$800	BSD	$900	BMT	$2,100
BFY	$500	RNY	$100	BCK	$500	BYM	$2,700
BPS	$200	BBF	$700	BFK	$4,300	BNA	$2,700
BFZ	$1,500	BAF	$900	BPK	$1,900	BNY	$1,300
BSE	$600	BNJ	$800	BLW	$4,700	BPP	$3,500
BJZ	$700	BHK	$2,600	BHD	$700	BLH	$400
BBK	$1,100	BKK	$2,300	BIE	$400	BZA	$400
BFO	$600	BRF	$1,000	BGT	$3,400	BDV	$5,300
BDT	$2,600	BQY	$600	BRM	$3,300	BGR	$5,000
BLN	$1,400	BZM	$200	HIS	$1,100	BME	$1,200
BOE	$400	BDJ	$1,400	BWC	$1,000

          No Trust paid D&T fees for other services other than those described above during the fiscal year (or period) preceding the most recent one.

AGGREGATE NON-AUDIT FEES

          The aggregate non-audit fees billed in the most recent fiscal year (or period) by D&T for services rendered to the Trusts are in the following amounts:

BKN	$11,900	BLJ	$9,800	BFC	$11,100	BHY	$7,800
BCT	$15,300	BKT	$10,400	BLE	$12,500	BHV	$9,800
BQH	$10,000	RAA	$9,700	RFA	$9,700	BMN	$13,600
RNJ	$9,700	BCL	$10,600	BSD	$10,600	BMT	$12,000
BFY	$10,200	RNY	$9,700	BCK	$10,200	BYM	$13,000
BPS	$9,800	BBF	$10,500	BFK	$14,400	BNA	$10,200
BFZ	$11,600	BAF	$10,700	BPK	$11,800	BNY	$11,300

BSE	$10,400	BNJ	$10,600	BLW	$12,200	BPP	$13,400
BJZ	$10,400	BHK	$10,100	BHD	$8,200	BLH	$10,000
BBK	$11,000	BKK	$12,300	BIE	$10,100	BZA	$10,100
BFO	$10,300	BRF	$10,700	BGT	$11,500	BDV	$12,800
BDT	$10,100	BQY	$8,100	BRM	$13,400	BGR	$9,500
BLN	$11,200	BZM	$9,800	HIS	$10,800	BME	$4,200
BOE	$3,400	BDJ	$4,400	BWC	$1,000	BTA	$0

          The aggregate non-audit fees billed in the fiscal year preceding the most recent one by D&T for services rendered to the Trusts(1)were in the following amounts:

BKN	$17,200	BLJ	$10,000	BFC	$11,100	BHY	$15,400
BCT	$21,000	BKT	$10,500	BLE	$15,300	BHV	$9,900
BQH	$10,100	RAA	$12,800	RFA	$11,000	BMN	$12,900
RNJ	$12,800	BCL	$13,600	BSD	$5,900	BMT	$11,700
BFY	$13,300	RNY	$12,800	BCK	$10,400	BYM	$12,700
BPS	$5,400	BBF	$13,500	BFK	$17,000	BNA	$10,500
BFZ	$14,300	BAF	$10,700	BPK	$9,700	BNY	$11,100
BSE	$10,400	BNJ	$13,500	BLW	$10,500	BPP	$11,500
BJZ	$8,800	BHK	$7,500	BHD	$10,500	BLH	$8,600
BBK	$10,900	BKK	$7,000	BIE	$10,200	BZA	$10,100
BFO	$5,700	BRF	$9,000	BGT(1)	$0	BDV(1)	$6,000
BDT(1)	$6,000	BQY(1)	$0	BRM	$12,800
BLN	$11,200	BZM	$10,000	HIS(2)	$18,500

(1)

BDV, BDT, BQY and BGT had not completed a full fiscal year. BGR, BME, BOE, BDJ, BWC and BTA are not included in the above chart because such Trusts had either not completed their initial fiscal year (or period) or had not yet been formed in the fiscal year preceding the most recent one.

(2)

HIS joined the BlackRock Closed-End Fund complex on March 1, 2005. Prior to this date the aggregate non-audit fees billed in the fiscal year preceding the most recent one for services rendered were paid by the Trust to PricewaterhouseCoopers, LLP.

          In addition, the aggregate non-audit fees billed by D&T for services rendered to the Advisor, or any entity controlling, controlled by, or under common control with the Advisor that provides ongoing services to the Trusts were $286,150 for the most recent fiscal year of the Trusts and $0 for the fiscal year preceding the most recent one of the Trusts.

AUDIT COMMITTEE’S PRE-APPROVAL POLICIES AND PROCEDURES

          On May 22, 2003, the Audit Committee of each Trust adopted Pre-Approval Policies and Procedures. Since the adoption of such policies and procedures, the Audit Committee of each Trust has pre-approved all audit and non-audit services provided by D&T for the Trusts, and all non-audit services provided by D&T for the Advisor, or any entity controlling, controlled by, or under common control with the Advisor, that provides ongoing services to the Trusts, which are related to the operations of the Trusts.

          The Advisor and affiliates of the Advisor performing services for one or more Trusts paid no fees to D&T in any Trust’s most recent fiscal year for services other than those described above or for any other services, including for information systems design and implementation.

PRINCIPAL EXECUTIVE OFFICES

          The principal executive office of each Trust is located at 100 Bellevue Parkway, Wilmington, Delaware 19809.

PRINCIPAL SHAREHOLDERS

          As of February 28, 2006, to the knowledge of each Trust, no person beneficially owned more than 5% of any Trust, except as set forth in the following table:

TRUST	NAME & ADDRESS OF BENEFICIAL OWNER	AMOUNT OF BENEFICIAL OWNERSHIP	PERCENT OF CLASS

BCT	Karpus Management, Inc. 14 Tobey Village Office Park Pittsford, New York 14534	149,225	5.1

BLN	Karpus Management, Inc. 14 Tobey Village Office Park Pittsford, New York 14534	1,183,232	10.5

BMN	Karpus Management, Inc. 14 Tobey Village Office Park Pittsford, New York 14534	3,850,875	8.5

BRM	Karpus Management, Inc. 14 Tobey Village Office Park Pittsford, New York 14534	1,541,728	5.7

BCK	First Trust Portfolios L.P. 1001 Warrenville Road Lisle, Illinois 60532	344,973	6.5

BFK	First Trust Portfolios L.P. 1001 Warrenville Road Lisle, Illinois 60532	959,752	6.4

BCL	First Trust Portfolios L.P. 1001 Warrenville Road Lisle, Illinois 60532	627,245	7.9

BQH	First Trust Portfolios L.P. 1001 Warrenville Road Lisle, Illinois 60532	147,145	5.4

BLE	First Trust Portfolios L.P. 1001 Warrenville Road Lisle, Illinois 60532	1,266,792	5.6

BHK	First Trust Portfolios L.P. 1001 Warrenville Road Lisle, Illinois 60532	1,598,569	5.9

BZA	First Trust Portfolios L.P. 1001 Warrenville Road Lisle, Illinois 60532	188,601	5.6

BHD	First Trust Portfolios L.P. 1001 Warrenville Road Lisle, Illinois 60532	4,465,848	8.3

RAA	M.H. Whittier Corp. James E. Greene, Arlo G. Sorensen, Michael J. Casey and Whittier Trust Co. (Jointly Held)	242,400	24.1

          With respect to the above chart, all shares are common shares.

FINANCIAL STATEMENTS AND OTHER INFORMATION

          EACH TRUST WILL FURNISH, WITHOUT CHARGE, A COPY OF SUCH TRUST’S MOST RECENT ANNUAL REPORT AND THE MOST RECENT SEMI-ANNUAL REPORT SUCCEEDING THE ANNUAL REPORT, IF ANY, TO ANY SHAREHOLDER UPON REQUEST. REQUESTS SHOULD BE DIRECTED TO BLACKROCK ADVISORS, INC., 100 BELLEVUE PARKWAY, WILMINGTON, DELAWARE 19809 (TELEPHONE NUMBER (800) 882-0052).

          Performance and other information regarding the Trusts may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com/indiv/products/closedendfunds/funds.html. This reference to BlackRock’s website is intended to allow investors to access information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website into this Proxy Statement.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

          Section 16(a) of the Securities Exchange Act of 1934 and Section 30(h) of the 1940 Act require each Trust’s officers and Directors, officers and directors of the Trusts’ investment advisor, affiliated persons of the investment advisor, and persons who beneficially own more than 10% of the Trusts’ shares to file certain reports of ownership (“Section 16 filings”) with the SEC and the New York Stock Exchange or the American Stock Exchange (as applicable) and each of the Trusts. Due to administrative oversight Form 4 reports were filed late on behalf of Messrs. Hubbard (BWC) and Dixon (BWC, BDJ).

PRIVACY PRINCIPLES OF THE TRUSTS

          The Trusts are committed to maintaining the privacy of shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Trusts collect, how the Trusts protect that information and why, in certain cases, the Trusts may share information with select other parties.

          Generally, the Trusts do not receive any non-public personal information relating to their shareholders, although certain non-public personal information of their shareholders may become available to the Trusts. The Trusts do not disclose any non-public personal information about their shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

          The Trusts restrict access to non-public personal information about the shareholders to employees of the Advisor with a legitimate business need for the information. The Trusts maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of their shareholders.

DEADLINE FOR SHAREHOLDER PROPOSALS

          Shareholder proposals intended for inclusion in the Trusts’ proxy statement in connection with the Trusts’ 2007 annual meeting of shareholders pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 must be received by a Trust at such Trust’s principal executive offices by December 20, 2006. In order for proposals made outside of Rule 14a-8 under the

Exchange Act to be considered “timely” within the meaning of Rule 14a-4(c) under the Exchange Act, such proposals must be received by a Trust at the Trust’s principal executive offices not later than March 5, 2007.

OTHER MATTERS

          The management of the Trusts knows of no other matters which are to be brought before the Annual Meeting. However, if any other matters not now known properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their judgment on such matters.

Very truly yours,

RALPH L. SCHLOSSTEIN
Chairman

ROBERT S. KAPITO
President
April 19, 2006

APPENDIX A

A list of the Trusts setting forth each Trust’s full name and trading symbol is set forth below:

NAME	TRADING SYMBOL

THE BLACKROCK INVESTMENT QUALITY MUNICIPAL TRUST INC.	BKN
THE BLACKROCK INSURED MUNICIPAL 2008 TERM TRUST INC.	BRM
THE BLACKROCK CALIFORNIA INSURED MUNICIPAL 2008 TERM TRUST INC.	BFC
THE BLACKROCK FLORIDA INSURED MUNICIPAL 2008 TERM TRUST	BRF
THE BLACKROCK NEW YORK INSURED MUNICIPAL 2008 TERM TRUST INC.	BLN
THE BLACKROCK BROAD INVESTMENT GRADE 2009 TERM TRUST INC.	BCT
THE BLACKROCK INCOME TRUST INC.	BKT
THE BLACKROCK HIGH YIELD TRUST	BHY
THE BLACKROCK MUNICIPAL TARGET TERM TRUST INC.	BMN
THE BLACKROCK CALIFORNIA INVESTMENT QUALITY MUNICIPAL TRUST INC.	RAA
THE BLACKROCK FLORIDA INVESTMENT QUALITY MUNICIPAL TRUST	RFA
THE BLACKROCK NEW JERSEY INVESTMENT QUALITY MUNICIPAL TRUST INC.	RNJ
THE BLACKROCK NEW YORK INVESTMENT QUALITY MUNICIPAL TRUST INC.	RNY
THE BLACKROCK INCOME OPPORTUNITY TRUST INC.	BNA
THE BLACKROCK INSURED MUNICIPAL TERM TRUST INC.	BMT
THE BLACKROCK PENNSYLVANIA STRATEGIC MUNICIPAL TRUST	BPS
THE BLACKROCK STRATEGIC MUNICIPAL TRUST	BSD
BLACKROCK FLORIDA MUNICIPAL INCOME TRUST	BBF
BLACKROCK MUNICIPAL INCOME TRUST	BFK
BLACKROCK CALIFORNIA MUNICIPAL INCOME TRUST	BFZ
BLACKROCK NEW JERSEY MUNICIPAL INCOME TRUST	BNJ
BLACKROCK NEW YORK MUNICIPAL INCOME TRUST	BNY
BLACKROCK CALIFORNIA MUNICIPAL 2018 TERM TRUST	BJZ
BLACKROCK MUNICIPAL 2018 TERM TRUST	BPK
BLACKROCK NEW YORK MUNICIPAL 2018 TERM TRUST	BLH
BLACKROCK CORE BOND TRUST	BHK
BLACKROCK STRATEGIC BOND TRUST	BHD
BLACKROCK MUNICIPAL BOND TRUST	BBK
BLACKROCK CALIFORNIA MUNICIPAL BOND TRUST	BZA
BLACKROCK FLORIDA MUNICIPAL BOND TRUST	BIE
BLACKROCK MARYLAND MUNICIPAL BOND TRUST	BZM
BLACKROCK NEW JERSEY MUNICIPAL BOND TRUST	BLJ
BLACKROCK NEW YORK MUNICIPAL BOND TRUST	BQH
BLACKROCK VIRGINIA MUNICIPAL BOND TRUST	BHV
BLACKROCK MUNICIPAL INCOME TRUST II	BLE
BLACKROCK CALIFORNIA MUNICIPAL INCOME TRUST II	BCL
BLACKROCK NEW YORK MUNICIPAL INCOME TRUST II	BFY
BLACKROCK INSURED MUNICIPAL INCOME TRUST	BYM
BLACKROCK CALIFORNIA INSURED MUNICIPAL INCOME TRUST	BCK
BLACKROCK FLORIDA INSURED MUNICIPAL INCOME TRUST	BAF
BLACKROCK NEW YORK INSURED MUNICIPAL INCOME TRUST	BSE
BLACKROCK PREFERRED OPPORTUNITY TRUST	BPP
BLACKROCK LIMITED DURATION INCOME TRUST	BLW
BLACKROCK MUNICIPAL 2020 TERM TRUST	BKK
BLACKROCK FLORIDA MUNICIPAL 2020 TERM TRUST	BFO
BLACKROCK DIVIDEND ACHIEVERS(TM) TRUST	BDV
BLACKROCK STRATEGIC DIVIDEND ACHIEVERS(TM) TRUST	BDT
BLACKROCK S&P QUALITY RANKINGS GLOBAL EQUITY MANAGED TRUST	BQY
BLACKROCK GLOBAL FLOATING RATE INCOME TRUST	BGT
BLACKROCK GLOBAL ENERGY AND RESOURCES TRUST	BGR
BLACKROCK HEALTH SCIENCES TRUST	BME
BLACKROCK HIGH INCOME SHARES	HIS
BLACKROCK GLOBAL OPPORTUNITIES EQUITY TRUST	BOE
BLACKROCK ENHANCED DIVIDEND ACHIEVERS (TM) TRUST	BDJ
BLACKROCK WORLD INVESTMENT TRUST	BWC
BLACKROCK LONG-TERM MUNICIPAL ADVANTAGE TRUST	BTA

A-1

APPENDIX B
OUTSTANDING SHARES

          The following table sets forth the number of outstanding shares for each Trust at the close of business on February 28, 2006:

TRUST	OUTSTANDING SHARES OF COMMON STOCK	OUTSTANDING SHARES OF PREFERRED STOCK

BKN	16,707,093	5,862
BRM	27,207,093	10,840
BFC	10,407,093	4,182
BRF	8,707,093	3,366
BLN	11,257,093	4,382
BCT	2,957,093	—
BKT	63,942,536	—
BHY	6,411,693	—
BMN	45,410,639	—
RAA	1,007,093	300
RFA	1,127,093	340
RNJ	1,007,093	300
RNY	1,307,093	392
BNA	34,449,693	—
BMT	25,885,639	6,816
BPS	2,017,100	700
BSD	7,253,492	2,480
BBF	6,651,878	2,302
BFK	43,720,672	15,005
BFZ	14,993,678	5,278
BNJ	7,432,894	2,552
BNY	12,540,168	4,390
BJZ	6,433,028	2,221
BPK	15,908,028	5,504
BLH	3,633,028	1,256
BHK	27,018,774	—
BHD	7,058,402	—
BBK	10,167,170	3,620
BZA	3,356,422	1,199
BIE	3,312,785	1,191
BZM	2,019,870	720
BLJ	2,274,620	809
BQH	2,706,216	968
BHV	1,531,266	541
BLE	22,856,544	8,222
BCL	7,984,696	2,878
BFY	4,937,652	1,786
BYM	26,203,900	9,159
BCK	5,276,156	1,860
BAF	8,734,048	3,040
BSE	6,469,766	2,240
BPP	18,309,937	8,832
BLW	36,768,498	—
BKK	20,236,628	7,104
BFO	5,562,128	1,956
BDV	54,518,315	—
BDT	26,908,028	—
BQY	6,033,028	—
BGT	23,481,021	9,738
BGR	29,766,217	—
BME	7,504,817	—
HIS	54,493,341	—
BOE	12,376,932	—
BDJ	69,088,582	—
BWC	51,919,893	—
BTA	13,049,704	—

          For each Trust in the above table, the class or classes of shares listed above are the only authorized class or classes of shares.

B-1

APPENDIX C

JOINT AUDIT COMMITTEE CHARTER
OF
THE BLACKROCK CLOSED-END FUNDS
(the “Fund” or “Funds”)

AS APPROVED BY THE BOARDS OF TRUSTEES/DIRECTORS
FEBRUARY, 20061

I. THE MEMBERS OF THE COMMITTEE

          Each Trust shall have an audit committee (the “Committee”) of its Board of Directors/Trustees (the “Board”). The Committee will be composed of at least three members of the Board, each of whom is independent (i.e. not an “interested person” of the Fund, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940). No member of the Committee shall directly or indirectly receive any compensation from the Fund, or any subsidiary thereof, if applicable, except compensation for services as a member of the Fund’s Board or a committee of the Board.2 Members shall have no relationships with the Fund or its investment adviser, administrator or custodian that may interfere with the exercise of their independence from management of the Fund. The members and the Committee chair shall be elected by the full Board.

          Each member shall be “financially literate” as the Board interprets such qualification in its business judgment. At least one member shall have accounting or related financial management expertise, as the Board interprets such qualification in its business judgment. The Board shall determine annually whether any member of the Committee is an “audit committee financial expert” (“ACFE”) as defined in Item 3 of Form N-CSR. The Board may presume that an ACFE has the requisite accounting or related financial management expertise. The designation of a person as an ACFE shall not impose any greater responsibility or liability on that person than the responsibility or liability imposed on such person as a member of the Committee.

          In the event a member simultaneously serves on the audit committees of more than three public companies, the Board shall determine whether such simultaneous service would impair the ability of such member to effectively serve on the Fund’s audit committee. The Board has determined that simultaneous service on the Committee of each Fund shall be deemed to be equivalent to service on the audit committee of a single public company for purposes of this requirement and that such service does not impair the ability of a member to effectively serve on the Committee of any single Fund.

II. PURPOSE OF THE COMMITTEE

          The purpose of the Committee is to assist the Board in fulfilling its oversight responsibilities relating to the accounting and financial reporting policies and practices of the Fund, including:

•	the integrity of the Fund’s financial statements;
•	the Fund’s compliance with legal and regulatory requirements;
•	the qualifications and independence of the Fund’s independent auditors;
•	the performance of the Fund’s internal audit function provided by its investment advisor, administrator, pricing agent and other service providers; and
•	preparing for each Fund the report required to be included in its annual proxy statement, if any, by the rules of the Securities and Exchange Commission.

[1]	This Joint Audit Committee Charter, if adopted, supercedes and replaces all prior versions that may have been adopted from time to time.

[2]

For this purpose, compensation includes any compensation paid by a Fund or a subsidiary for services to a law firm, accounting firm, consulting firm, investment bank or financial advisory firm in which the Committee member is a partner, member, executive officer or holds a similar position.

III. DUTIES AND RESPONSIBILITIES

The Committee shall have the following duties and responsibilities:

A. Approval of Auditors and Services

1.	approve the selection, retention, termination and compensation of the independent registered public accounting firm (the “independent accountants”) and in connection therewith;

2.

pre-approve all audit and permissible non-audit services to be provided by the independent accountants to the Fund, to its investment adviser and to any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Fund (“Covered Services Provider”), if the engagement relates directly to the operations and financial reporting of the Fund; the Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the chair of the Committee, pursuant to the pre-approval policies and procedures adopted by the Committee;

B. Independence of Accountants

1.

evaluate the independence of the accountants and actively engage in a dialogue with them regarding matters that might reasonably be expected to affect their independence; in this connection, the Committee shall ensure receipt from the independent accountants at least annually of a formal written statement delineating all the relationships between them and the Fund, consistent with Independence Standards Board Standard No. 1;

2.	set clear hiring policies for employees or former employees of the independent accountants.

C. Oversight

1.

meet with the Fund’s independent accountants, at least twice a year and more often if required, to review the conduct and results of each audit and discuss the Fund’s audited and unaudited financial statements; and in this connection discuss the matters stated in SAS 61 “Communications with Audit Committees,” as amended, and any other communications required to be discussed with the Committee pursuant to applicable laws and regulations;

2.	discuss policies with respect to risk assessment and risk management;

3.

meet periodically with the Fund’s independent accountants, the Fund’s principal executive officer and the Fund’ principal financial officer (the person responsible for the internal audit function) in separate executive sessions as the Committee deems necessary or advisable;

4.

review and evaluate any issues raised by the independent accountants or management regarding the accounting or financial reporting policies and practices of the Fund, its internal controls, and, as appropriate, the internal controls of certain service providers and management’s response; evaluate the independent auditor’s qualifications and performance (including the performance of the lead partner); resolve disagreements between management and the independent accountants regarding financial reporting;

5.

establish procedures for the receipt, retention and treatment of complaints received by the Fund relating to accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of the Fund and its affiliates and service providers of concerns about accounting or auditing matters pertaining to the Fund, and to address reports from attorneys or auditors of possible violations of federal or state law or fiduciary duty;

6.	authorize and oversee investigations into any matters within the Committee’s scope of responsibilities or as specifically delegated to the Committee by the Board;

7.	generally discuss the Fund’s earnings press releases, as applicable, and financial information and earnings guidance provided to analysts and ratings agencies;

D. Reports

1.	at least annually, obtain and review a report by the independent accountant describing:

	•	all critical accounting policies and practices used;

	•	all alternative treatments of financial information discussed with management, the ramifications of the alternatives and the independent accountant’s preferred treatment;

	•	material written communications between the independent accountants and management;

	•	all fees for audited and non-audit services provided to the Fund’s investment adviser and any entity controlling, controlled by or under common control with the Fund’s investment advisor;

	•	the firm’s internal quality-control procedures;

•

any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and

2.

As noted above, the Committee shall ensure receipt from the independent accountants at least annually of a formal written statement delineating all the relationships between them and the Fund, consistent with Independence Standards Board Standard No. 1;

3.	As noted above, the Committee shall ensure receipt of the communications required by SAS 61, as amended;

4.	prepare and approve the audit committee report required by Item 306 of Regulation S-K for proxy statements relating to the election of directors/trustees; and

5.	report to the Board on a regular and timely basis; and

E. Other

1.	take such actions as the Committee deems necessary or desirable to fulfill its purpose as described above.

IV. RESOURCES

          The Committee may retain independent legal counsel or other advisers as it determines to be necessary or advisable to perform its duties. The Fund shall provide appropriate funding (as determined by the Committee) for the Committee to carry out its duties and its responsibilities, including:

•	for payment of compensation to the Fund’s independent accountants or any other public accounting firm providing audit, review or attest services for the Fund;

•	for payment of compensation to any special counsel and other advisors employed by the Committee;

•	for the ordinary administrative expenses of the Committee; and

•	for continuing education programs to enable Committee members to keep abreast of industry and regulatory development and to gain continuing insights to best practices of audit committees.

In performing its duties the Committee shall consult, as it deems appropriate, with the members of the Board, officers and employees of the Fund, the investment adviser, the Fund’s counsel and the Fund’s other service providers.

V. ANNUAL REVIEW

          On an annual basis, the Committee shall review and reassess the adequacy of this charter and recommend to the full Board any changes the Committee deems appropriate. In addition, on an annual basis, the Committee shall evaluate its performance as a whole and that of its individual members to assess whether it is functioning effectively. The independence of Committee members and satisfaction of the requirements to serve on the Committee shall be affirmed annually.

APPENDIX D

DIRECTORS’ SHARE HOLDINGS

          The following chart lists the number of shares beneficially owned and the number of share equivalents owned by the Directors pursuant to the Directors’ deferred compensation plan as of February 28, 2006. If a Trust is not listed, the Director does not own any shares or share equivalents of the Trust.

DIRECTOR	TRUST	TRUST SHARES OWNED	SHARE EQUIVALENTS(1)	% OF SHARES OUTSTANDING

INTERESTED DIRECTORS:

Ralph L. Schlosstein	BKT	1,000	—	(2)
	BMN	100	—
	BMT	100	—
	BRM	100	—
	BKN	100	—
	BCT	100	—
	BSD	100	—
	BHY	1,000	—
	BNA	1,500	—
	BFK	100	—
	BPK	100	—
	BHK	100	—
	RNJ	100	—
	BLN	100	—
	BNY	100	—
	BLH	100	—
	BHD	100	—
	BBK	100	—
	BLE	100	—
	BYM	100	—
	BQH	100	—
	BFY	100	—
	BSE	100	—
	BPP	121	—
	BLW	119	—
	BKK	114	—
	BDV	113	—
	BDT	110	—
	BQY	109	—
	BGT	100	—

DIRECTOR	TRUST	TRUST SHARES OWNED	SHARE EQUIVALENTS(1)	% OF SHARES OUTSTANDING

	BGR	108	—
	BME	105	—
	HIS	100	—
	BOE	105	—
	BDJ	100	—
	BWC	100	—
Robert S. Kapito	BKT	1,880	—	(2)
	BMN	10	—
	BMT	10	—
	BRM	10	—
	BKN	20,610	—
	BCT	10	—
	BSD	10,010	—
	BHY	10	—
	BNA	10	—
	BFK	10,010	—
	BPK	25,010	—
	BHK	10	—
	RNJ	1,000	—
	BNJ	45,000	—
	BHD	1,000	—
	BBK	6,000	—
	BLE	36,000	—
	BYM	100	—
	BLJ	1,000	—
	BPP	1,000	—
	BLW	1,000	—
	BKK	1,000	—
	BDV	1,000	—
	BDT	500	—
	BQY	500	—
	BGT	1,000	—
	BGR	1,000	—
	BME	100	—
	HIS	1,000	—
	BOE	1,000	—

DIRECTOR	TRUST	TRUST SHARES OWNED	SHARE EQUIVALENTS(1)	% OF SHARES OUTSTANDING

	BDJ	1,000	—
	BWC	1,000	—

INDEPENDENT DIRECTORS:

Andrew F. Brimmer	BKT	150	6,379	(2)
	BMN	10	—
	BMT	10	—
	BRM	10	—
	BKN	10	—
	BCT	20	2,923
	BSD	25	—
	BHY	200	4,504
	BNA	10	4,203
	BFK	100	—
	BPK	25	—
	BHK	25	2,204
	BHD	25	2,104
	BBK	25	—
	BLE	50	—
	BYM	50	—
	BPP	10	—
	BLW	10	—
	BKK	10	—
	BDV	30	—
	BDT	25	—
	BQY	25	—
	BGT	25	—
	BGR	10	—
	BME	10	—
	HIS	10	—
	BOE	10	—
	BDJ	25	—
	BWC	25	—
Richard E. Cavanagh	BKT	500	10,094	(2)
	BMN	100	—
	BMT	100	—
	BRM	100	—

DIRECTOR	TRUST	TRUST SHARES OWNED	SHARE EQUIVALENTS(1)	% OF SHARES OUTSTANDING

	BKN	500	—
	BCT	100	1,635
	BSD	500	—
	BHY	200	7,211
	BNA	100	2,550
	BFK	300	—
	BPK	300	—
	BHK	500	1,914
	BLN	100	—
	RNY	100	—
	BNY	300	—
	BLH	100	—
	BHD	300	1,820
	BBK	100	—
	BLE	100	—
	BYM	200	—
	BQH	100	—
	BFY	100	—
	BSE	200	—
	BPP	100	—
	BLW	100	—
	BKK	100	—
	BDV	100	—
	BDT	100	—
	BQY	100	—
	BGT	200	—
	BGR	100	—
	BME	100	—
	HIS	100	—
	BOE	100	—
	BDJ	100	—
	BWC	100	—
Kent Dixon	BKT	100	3,810	(2)
	BMN	100	—
	BMT	100	—
	BRM	100	—

DIRECTOR	TRUST	TRUST SHARES OWNED	SHARE EQUIVALENTS(1)	% OF SHARES OUTSTANDING

	BKN	100	—
	BCT	100	1,653
	BSD	100	—
	BHY	5,000	2,900
	BNA	100	2,422
	BFK	5,100	—
	BPK	100	—
	BHK	100	1,919
	BRF	100	—
	RFA	100	—
	BBF	2,100	—
	BHD	100	1,808
	BBK	5,000	—
	BLE	100	—
	BYM	5,100	—
	BIE	100	—
	BAF	100	—
	BPP	100	—
	BLW	1,000	—
	BKK	100	—
	BFO	100	—
	BDV	2,000	—
	BDT	100	—
	BQY	100	—
	BGT	500	—
	BGR	500	—
	BME	100	—
	HIS	500	—
	BOE	500	—
	BDJ	1,000	—
	BWC	1,000	—
Frank J. Fabozzi	BKT	2,010	3,132	(2)
	BMN	10	—
	BMT	10	—
	BRM	10	—
	BKN	10	—

DIRECTOR	TRUST	TRUST SHARES OWNED	SHARE EQUIVALENTS(1)	% OF SHARES OUTSTANDING

	BCT	10	1,345
	BSD	100	—
	BHY	10	2,326
	BNA	10	2,009
	BFK	20	—
	BPK	20	—
	BHK	20	1,563
	BPS	100	—
	BHD	100	1,475
	BBK	20	—
	BLE	10	—
	BYM	10	—
	BPP	100	—
	BLW	100	—
	BKK	100	—
	BDV	300	—
	BDT	100	—
	BQY	100	—
	BGT	100	—
	BGR	100	—
	BME	100	—
	HIS	100	—
	BOE	100	—
	BDJ	100	—
	BWC	100	—
Kathleen F. Feldstein	BKT	54	768	(2)
	BMN	52	—
	BMT	53	—
	BRM	53	—
	BKN	53	—
	BCT	54	323
	BSD	54	—
	BHY	55	574
	BNA	55	454
	BFK	54	—
	BPK	53	—

DIRECTOR	TRUST	TRUST SHARES OWNED	SHARE EQUIVALENTS(1)	% OF SHARES OUTSTANDING

	BHK	56	358
	BHD	55	369
	BBK	54	—
	BLE	54	—
	BYM	53	—
	BPP	55	—
	BLW	55	—
	BKK	53	—
	BDV	53	—
	BDT	53	—
	BQY	53	—
	BGT	54	—
	BGR	50	—
	BME	105	—
	HIS	106	—
	BOE	100	—
	BDJ	101	—
	BWC	101	—
R. Glenn Hubbard	BKT	108	5,227	(2)
	BMN	105	—
	BMT	106	—
	BRM	106	—
	BKN	107	—
	BCT	109	2,203
	BSD	107	—
	BHY	110	3,782
	BNA	110	3,153
	BFK	107	—
	BPK	106	—
	BHK	112	2,525
	BLN	105	—
	RNY	107	—
	BNY	107	—
	BLH	105	—
	BHD	110	2,372
	BBK	107	—

DIRECTOR	TRUST	TRUST SHARES OWNED	SHARE EQUIVALENTS(1)	% OF SHARES OUTSTANDING

	BLE	107	—
	BYM	106	—
	BQH	107	—
	BFY	106	—
	BSE	106	—
	BPP	111	—
	BLW	109	—
	BKK	106	—
	BDV	107	—
	BDT	106	—
	BQY	107	—
	BGT	108	—
	BGR	108	—
	BME	105	—
	HIS	107	—
	BOE	104	—
	BDJ	101	—
	BWC	101	—

(1)

Represents, as of February 28, 2006, the approximate number of share equivalents owned under the deferred compensation plan in each Trust by the Independent Directors of the Trusts who have participated in the deferred compensation plan. Share equivalents are held in cash accounts by each Trust on behalf of the Independent Directors in connection with the deferred compensation plan. Under the deferred compensation plan, BCT, BHY, BKT, BNA, BHD and BHK are eligible investments. Messrs. Schlosstein and Kapito are not eligible to participate in the deferred compensation plan.

(2)	Less than 1% of each Trust listed.

APPENDIX E

          The following table sets forth the dollar range of equity securities beneficially owned and share equivalents held by each Director as of February 28, 2006. If a Trust is not listed, the Director does not own any shares of the Trust.

	DOLLAR RANGE OF EQUITY SECURITIES IN EACH TRUST(1)		AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES OF ALL TRUSTS(1)	DOLLAR RANGE OF SHARE EQUIVALENTS IN EACH TRUST(1)		AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES AND SHARE EQUIVALENTS OF ALL TRUSTS(1)

NAME	TRUST	DOLLAR RANGE		TRUST	DOLLAR RANGE

INTERESTED DIRECTORS:
Ralph L. Schlosstein	BKT	$1-$10,000	$50,001-$100,000	BKT	—	$50,001-$100,000 (1)
	BMN	$1-$10,000		BMN	—
	BMT	$1-$10,000		BMT	—
	BRM	$1-$10,000		BRM	—
	BKN	$1-$10,000		BKN	—
	BCT	$1-$10,000		BCT	—
	BSD	$1-$10,000		BSD	—
	BHY	$1-$10,000		BHY	—
	BNA	$10,001-$50,000		BNA	—
	BFK	$1-$10,000		BFK	—
	BPK	$1-$10,000		BPK	—
	BHK	$1-$10,000		BHK	—
	RNJ	$1-$10,000		RNJ	—
	BLN	$1-$10,000		BLN	—
	BNY	$1-$10,000		BNY	—
	BLH	$1-$10,000		BLH	—
	BHD	$1-$10,000		BHD	—
	BBK	$1-$10,000		BBK	—
	BLE	$1-$10,000		BLE	—
	BYM	$1-$10,000		BYM	—
	BQH	$1-$10,000		BQH	—
	BFY	$1-$10,000		BFY	—
	BSE	$1-$10,000		BSE	—
	BPP	$1-$10,000		BPP	—
	BLW	$1-$10,000		BLW	—
	BKK	$1-$10,000		BKK	—
	BDV	$1-$10,000		BDV	—
	BDT	$1-$10,000		BDT	—
	BQY	$1-$10,000		BQY	—
	BGT	$1-$10,000		BGT	—
	BGR	$1-$10,000		BGR	—
	BME	$1-$10,000		BME	—
	HIS	$1-$10,000		HIS	—
	BOE	$1-$10,000		BOE	—

	DOLLAR RANGE OF EQUITY SECURITIES IN EACH TRUST(1)		AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES OF ALL TRUSTS(1)	DOLLAR RANGE OF SHARE EQUIVALENTS IN EACH TRUST(1)		AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES AND SHARE EQUIVALENTS OF ALL TRUSTS(1)

NAME	TRUST	DOLLAR RANGE		TRUST	DOLLAR RANGE

	BDJ	$1-$10,000		BDJ	—
	BWC	$1-$10,000		BWC	—
Robert S. Kapito	BKT	$10,001-$50,000	Over $100,000	BKT	—	Over $100,000(1)
	BMN	$1-$10,000		BMN	—
	BMT	$1-$10,000		BMT	—
	BRM	$1-$10,000		BRM	—
	BKN	Over $100,000		BKN	—
	BCT	$1-$10,000		BCT	—
	BSD	Over $100,000		BSD	—
	BHY	$1-$10,000		BHY	—
	BNA	$1-$10,000		BNA	—
	BFK	Over $100,000		BFK	—
	BPK	Over $100,000		BPK	—
	BHK	$1-$10,000		BHK	—
	RNJ	$10,001-$50,000		RNJ	—
	BNJ	Over $100,000		BNJ	—
	BHD	$10,001-$50,000		BHD	—
	BBK	Over $100,000		BBK	—
	BLE	Over $100,000		BLE	—
	BYM	$1-$10,000		BYM	—
	BLJ	$10,001-$50,000		BLJ	—
	BPP	$10,001-$50,000		BPP	—
	BLW	$10,001-$50,000		BLW	—
	BKK	$10,001-$50,000		BKK	—
	BDV	$10,001-$50,000		BDV	—
	BDT	$1-$10,000		BDT	—
	BQY	$1-$10,000		BQY	—
	BGT	$10,001-$50,000		BGT	—
	BGR	$10,001-$50,000		BGR	—
	BME	$1-$10,000		BME	—
	HIS	$1-$10,000		HIS	—
	BOE	$10,001-$50,000		BOE	—
	BDJ	$10,001-$50,000		BDJ	—
	BWC	$10,001-$50,000		BWC	—
INDEPENDENT DIRECTORS:
Andrew F. Brimmer	BKT	$1-$10,000	$10,001-$50,000	BKT	$10,001-$50,000	Over $100,000
	BMN	$1-$10,000		BMN	—
	BMT	$1-$10,000		BMT	—
	BRM	$1-$10,000		BRM	—
	BKN	$1-$10,000		BKN	—

	DOLLAR RANGE OF EQUITY SECURITIES IN EACH TRUST(1)		AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES OF ALL TRUSTS(1)	DOLLAR RANGE OF SHARE EQUIVALENTS IN EACH TRUST(1)		AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES AND SHARE EQUIVALENTS OF ALL TRUSTS(1)

NAME	TRUST	DOLLAR RANGE		TRUST	DOLLAR RANGE

	BCT	$1-$10,000		BCT	$10,001-$50,000
	BSD	$1-$10,000		BSD	—
	BHY	$1-$10,000		BHY	$10,001-$50,000
	BNA	$1-$10,000		BNA	$10,001-$50,000
	BFK	$1-$10,000		BFK	—
	BPK	$1-$10,000		BPK	—
	BHK	$1-$10,000		BHK	$10,001-$50,000
	BHD	$1-$10,000		BHD	$10,001-$50,000
	BBK	$1-$10,000		BBK	—
	BLE	$1-$10,000		BLE	—
	BYM	$1-$10,000		BYM	—
	BPP	$1-$10,000		BPP	—
	BLW	$1-$10,000		BLW	—
	BKK	$1-$10,000		BKK	—
	BDV	$1-$10,000		BDV	—
	BDT	$1-$10,000		BDT	—
	BQY	$1-$10,000		BQY	—
	BGT	$1-$10,000		BGT	—
	BGR	$1-$10,000		BGR	—
	BME	$1-$10,000		BME	—
	HIS	$1-$10,000		HIS	—
	BOE	$1-$10,000		BOE	—
	BDJ	$1-$10,000		BDJ	—
	BWC	$1-$10,000		BWC	—
Richard E. Cavanagh	BKT	$1-$10,000	$50,001-$100,000	BKT	$50,001-$100,000	Over $100,000
	BMN	$1-$10,000		BMN	—
	BMT	$1-$10,000		BMT	—
	BRM	$1-$10,000		BRM	—
	BKN	$1-$10,000		BKN	—
	BCT	$1-$10,000		BCT	$10,001-$50,000
	BSD	$1-$10,000		BSD	—
	BHY	$1-$10,000		BHY	$50,001-$100,000
	BNA	$1-$10,000		BNA	$10,001-$50,000
	BFK	$1-$10,000		BFK	—
	BPK	$1-$10,000		BPK	—
	BHK	$1-$10,000		BHK	$10,001-$50,000
	BLN	$1-$10,000		BLN	—
	RNY	$1-$10,000		RNY	—
	BNY	$1-$10,000		BNY	—
	BLH	$1-$10,000		BLH	—

	DOLLAR RANGE OF EQUITY SECURITIES IN EACH TRUST(1)		AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES OF ALL TRUSTS(1)	DOLLAR RANGE OF SHARE EQUIVALENTS IN EACH TRUST(1)		AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES AND SHARE EQUIVALENTS OF ALL TRUSTS(1)

NAME	TRUST	DOLLAR RANGE		TRUST	DOLLAR RANGE

	BHD	$1-$10,000		BHD	$10,001-$50,000
	BBK	$1-$10,000		BBK	—
	BLE	$1-$10,000		BLE	—
	BYM	$1-$10,000		BYM	—
	BQH	$1-$10,000		BQH	—
	BFY	$1-$10,000		BFY	—
	BSE	$1-$10,000		BSE	—
	BPP	$1-$10,000		BPP	—
	BLW	$1-$10,000		BLW	—
	BKK	$1-$10,000		BKK	—
	BDV	$1-$10,000		BDV	—
	BDT	$1-$10,000		BDT	—
	BQY	$1-$10,000		BQY	—
	BGT	$1-$10,000		BGT	—
	BGR	$1-$10,000		BGR	—
	BME	$1-$10,000		BME	—
	HIS	$1-$10,000		HIS	—
	BOE	$1-$10,000		BOE	—
	BDJ	$1-$10,000		BDJ	—
	BWC	$1-$10,000		BWC	—
Kent Dixon	BKT	$1- $10,000	Over $100,000	BKT	$10,001 - $50,000	Over $100,000
	BMN	$1-$10,000		BMN	—
	BMT	$1-$10,000		BMT	—
	BRM	$1-$10,000		BRM	—
	BKN	$1-$10,000		BKN	—
	BCT	$1-$10,000		BCT	$10,001 - $50,000
	BSD	$1-$10,000		BSD	—
	BHY	$10,001-$50,000		BHY	$10,001 - $50,000
	BNA	$1-$10,000		BNA	$10,001 - $50,000
	BFK	$50,001-$100,000		BFK	—
	BPK	$1-$10,000		BPK	—
	BHK	$1-$10,000		BHK	$10,001 - $50,000
	BRF	$1-$10,000		BRF	—
	RFA	$1-$10,000		RFA	—
	BBF	$10,001-$50,000		BBF	—
	BHD	$1-$10,000		BHD	$10,001 - $50,000
	BBK	$50,001-$100,000		BBK	—
	BLE	$1-$10,000		BLE	—
	BYM	$50,001-$100,000		BYM	—
	BIE	$1-$10,000		BIE	—

	DOLLAR RANGE OF EQUITY SECURITIES IN EACH TRUST(1)		AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES OF ALL TRUSTS(1)	DOLLAR RANGE OF SHARE EQUIVALENTS IN EACH TRUST(1)		AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES AND SHARE EQUIVALENTS OF ALL TRUSTS(1)

NAME	TRUST	DOLLAR RANGE		TRUST	DOLLAR RANGE

	BAF	$1-$10,000		BAF	—
	BPP	$1-$10,000		BPP	—
	BLW	$10,001-$50,000		BLW	—
	BKK	$1-$10,000		BKK	—
	BFO	$1-$10,000		BFO	—
	BDV	$10,001-$50,000		BDV	—
	BDT	$1-$10,000		BDT	—
	BQY	$1-$10,000		BQY	—
	BGT	$1-$10,000		BGT	—
	BGR	$10,001-$50,000		BGR	—
	BME	$1-$10,000		BME	—
	HIS	$1-$10,000		HIS	—
	BOE	$10,001-$50,000		BOE	—
	BDJ	$10,001-$50,000		BDJ	—
	BWC	$10,001-$50,000		BWC	—
Frank J. Fabozzi	BKT	$10,001-$50,000	$10,001-$50,000	BKT	$10,001-$50,000	Over $100,000
	BMN	$1-$10,000		BMN	—
	BMT	$1-$10,000		BMT	—
	BRM	$1-$10,000		BRM	—
	BKN	$1-$10,000		BKN	—
	BCT	$1-$10,000		BCT	$10,001-$50,000
	BSD	$1-$10,000		BSD	—
	BHY	$1-$10,000		BHY	$10,001-$50,000
	BNA	$1-$10,000		BNA	$10,001-$50,000
	BFK	$1-$10,000		BFK	—
	BPK	$1-$10,000		BPK	—
	BHK	$1-$10,000		BHK	$10,001-$50,000
	BPS	$1-$10,000		BPS	—
	BHD	$1-$10,000		BHD	$10,001-$50,000
	BBK	$1-$10,000		BBK	—
	BLE	$1-$10,000		BLE	—
	BYM	$1-$10,000		BYM	—
	BPP	$1-$10,000		BPP	—
	BLW	$1-$10,000		BLW	—
	BKK	$1-$10,000		BKK	—
	BDV	$1-$10,000		BDV	—
	BDT	$1-$10,000		BDT	—
	BQY	$1-$10,000		BQY	—
	BGT	$1-$10,000		BGT	—
	BGR	$1-$10,000		BGR	—

	DOLLAR RANGE OF EQUITY SECURITIES IN EACH TRUST(1)		AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES OF ALL TRUSTS(1)	DOLLAR RANGE OF SHARE EQUIVALENTS IN EACH TRUST(1)		AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES AND SHARE EQUIVALENTS OF ALL TRUSTS(1)

NAME	TRUST	DOLLAR RANGE		TRUST	DOLLAR RANGE

	BME	$1-$10,000		BME	—
	HIS	$1-$10,000		HIS	—
	BOE	$1-$10,000		BOE	—
	BDJ	$1-$10,000		BDJ	—
	BWC	$1-$10,000		BWC	—
Kathleen F. Feldstein	BKT	$1-$10,000	$10,001-$50,000	BKT	$1-$10,000	$50,001-$100,000
	BMN	$1-$10,000		BMN	—
	BMT	$1-$10,000		BMT	—
	BRM	$1-$10,000		BRM	—
	BKN	$1-$10,000		BKN	—
	BCT	$1-$10,000		BCT	$1-$10,000
	BSD	$1-$10,000		BSD	—
	BHY	$1-$10,000		BHY	$1-$10,000
	BNA	$1-$10,000		BNA	$1-$10,000
	BFK	$1-$10,000		BFK	—
	BPK	$1-$10,000		BPK	—
	BHK	$1-$10,000		BHK	$1-$10,000
	BHD	$1-$10,000		BHD	$1-$10,000
	BBK	$1-$10,000		BBK	—
	BLE	$1-$10,000		BLE	—
	BYM	$1-$10,000		BYM	—
	BPP	$1-$10,000		BPP	—
	BLW	$1-$10,000		BLW	—
	BKK	$1-$10,000		BKK	—
	BDV	$1-$10,000		BDV	—
	BDT	$1-$10,000		BDT	—
	BQY	$1-$10,000		BQY	—
	BGT	$1-$10,000		BGT	—
	BGR	$1-$10,000		BGR	—
	BME	$1-$10,000		BME	—
	HIS	$1-$10,000		HIS	—
	BOE	$1-$10,000		BOE	—
	BDJ	$1-$10,000		BDJ	—
	BWC	$1-$10,000		BWC	—
R. Glenn Hubbard	BKT	$1-$10,000	$50,001-$100,000	BKT	$10,001-$50,000	Over $100,000
	BMN	$1-$10,000		BMN	—
	BMT	$1-$10,000		BMT	—
	BRM	$1-$10,000		BRM	—
	BKN	$1-$10,000		BKN	—

	DOLLAR RANGE OF EQUITY SECURITIES IN EACH TRUST(1)		AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES OF ALL TRUSTS(1)	DOLLAR RANGE OF SHARE EQUIVALENTS IN EACH TRUST(1)		AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES AND SHARE EQUIVALENTS OF ALL TRUSTS(1)

NAME	TRUST	DOLLAR RANGE		TRUST	DOLLAR RANGE

	BCT	$1-$10,000		BCT	$10,001-$50,000
	BSD	$1-$10,000		BSD	—
	BHY	$1-$10,000		BHY	$10,001-$50,000
	BNA	$1-$10,000		BNA	$10,001-$50,000
	BFK	$1-$10,000		BFK	—
	BPK	$1-$10,000		BPK	—
	BHK	$1-$10,000		BHK	$10,001-$50,000
	BLN	$1-$10,000		BLN	—
	RNY	$1-$10,000		RNY	—
	BNY	$1-$10,000		BNY	—
	BLH	$1-$10,000		BLH	—
	BHD	$1-$10,000		BHD	$10,001-$50,000
	BBK	$1-$10,000		BBK	—
	BLE	$1-$10,000		BLE	—
	BYM	$1-$10,000		BYM	—
	BQH	$1-$10,000		BQH	—
	BFY	$1-$10,000		BFY	—
	BSE	$1-$10,000		BSE	—
	BPP	$1-$10,000		BPP	—
	BLW	$1-$10,000		BLW	—
	BKK	$1-$10,000		BKK	—
	BDV	$1-$10,000		BDV	—
	BDT	$1-$10,000		BDT	—
	BQY	$1-$10,000		BQY	—
	BGT	$1-$10,000		BGT	—
	BGR	$1-$10,000		BGR	—
	BME	$1-$10,000		BME	—
	HIS	$1-$10,000		HIS	—
	BOE	$1-$10,000		BOE	—
	BDJ	$1-$10,000		BDJ	—
	BWC	$1-$10,000		BWC	—

(1)

Messrs. Kapito and Schlosstein and are not eligible to participate in the deferred compensation plan. Therefore, they own the same amount of equity securities without share equivalents as equity securities including share equivalents.

The BlackRock Investment
Quality Municipal Trust Inc.

[ ]	Mark this box with an X if you have made
changes to your name or address details above.

Annual Meeting Proxy Card - Common Stock

A Election of Directors	PLEASE REFER TO THE REVERSE SIDE FOR TELEPHONE AND INTERNET VOTING INSTRUCTIONS.

1. The Board of Directors recommends a vote FOR the listed nominees.
	For	Withhold
01 - Richard E. Cavanagh	[ ]	[ ]

02 - R. Glenn Hubbard	[ ]	[ ]

Mark this box with an X if you have made comments below	[ ]

B Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please be sure to sign and date this proxy. Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

/ /

0 0 8 7 1 7 1	1 U P X	C O Y

001CD40001	00JORB

Proxy - The BlackRock Investment Quality Municipal Trust Inc.

COMMON STOCK

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common stock of The BlackRock Investment Quality Municipal Trust Inc. (the "Trust") held of record by the undersigned on February 28, 2006 at the Annual Meeting of Stockholders of the Trust to be held on May 23, 2006 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE MARK BOXES IN BLUE OR BLACK INK.

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

Telephone and Internet Voting Instructions

You can vote by telephone OR Internet! Available 24 hours a day 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

To vote using the Telephone (within U.S. and Canada)	To vote using the Internet

  Call toll free 1-800-652-VOTE (8683) in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.
  Follow the simple instructions provided by the recorded message.
Go to the following web site: WWW.COMPUTERSHARE.COM/EXPRESSVOTE Enter the information requested on your computer screen and follow the simple instructions.

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.
Proxies submitted by telephone or the Internet must be received by 1:00 a.m., Central Time, on May 23, 2006.
THANK YOU FOR VOTING

The BlackRock Investment
Quality Municipal Trust Inc.

[ ]	Mark this box with an X if you have made
changes to your name or address details above.

Annual Meeting Proxy Card - Preferred Stock

A Election of Directors

1. The Board of Directors recommends a vote FOR the listed nominees.

	For	Withhold			For	Withhold
01 - Richard E. Cavanagh	[ ]	[ ]		03 - R. Glenn Hubbard	[ ]	[ ]

02 - Kathleen F. Feldstein	[ ]	[ ]

B Issues
The Board of Directors recommends a vote FOR the following proposal.
	For	Against	Abstain
2. To amend the Trust’s Certificate of Designation or Statement	[ ]	[ ]	[ ]
of Preferences, as appropriate.

Mark this box with an X if you have made comments below	[ ]

C Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please be sure to sign and date this proxy. Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

/ /

0 0 8 7 1 7 2	1 U P X	C O Y

001CD40001	00JOSB

Proxy - The BlackRock Investment Quality Municipal Trust Inc.

PREFERRED STOCK

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the preferred stock of The BlackRock Investment Quality Municipal Trust Inc. (the "Trust") held of record by the undersigned on February 28, 2006 at the Annual Meeting of Stockholders of the Trust to be held on May 23, 2006 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE MARK BOXES IN BLUE OR BLACK INK.

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

The BlackRock Insured
Municipal 2008 Term Trust Inc.

[ ]	Mark this box with an X if you have made
changes to your name or address details above.

Annual Meeting Proxy Card - Common Stock

A Election of Directors	PLEASE REFER TO THE REVERSE SIDE FOR TELEPHONE AND INTERNET VOTING INSTRUCTIONS.

1. The Board of Directors recommends a vote FOR the listed nominees.
	For	Withhold
01 - Richard E. Cavanagh	[ ]	[ ]

02 - R. Glenn Hubbard	[ ]	[ ]

Mark this box with an X if you have made comments below	[ ]

B Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please be sure to sign and date this proxy. Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

/ /

0 0 8 7 1 6 1	1 U P X	C O Y

001CD40001	00JOOB

Proxy - The BlackRock Insured Municipal 2008 Term Trust Inc.

COMMON STOCK

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common stock of The BlackRock Insured Municipal 2008 Term Trust Inc. (the "Trust") held of record by the undersigned on February 28, 2006 at the Annual Meeting of Stockholders of the Trust to be held on May 23, 2006 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE MARK BOXES IN BLUE OR BLACK INK.

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

Telephone and Internet Voting Instructions

You can vote by telephone OR Internet! Available 24 hours a day 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

To vote using the Telephone (within U.S. and Canada)	To vote using the Internet

  Call toll free 1-800-652-VOTE (8683) in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.
  Follow the simple instructions provided by the recorded message.
Go to the following web site: WWW.COMPUTERSHARE.COM/EXPRESSVOTE Enter the information requested on your computer screen and follow the simple instructions.

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.
Proxies submitted by telephone or the Internet must be received by 1:00 a.m., Central Time, on May 23, 2006.
THANK YOU FOR VOTING

The BlackRock Insured
Municipal 2008 Term Trust Inc.

[ ]	Mark this box with an X if you have made
changes to your name or address details above.

Annual Meeting Proxy Card - Preferred Stock

A Election of Directors

1. The Board of Directors recommends a vote FOR the listed nominees.

	For	Withhold			For	Withhold
01 - Richard E. Cavanagh	[ ]	[ ]		03 - R. Glenn Hubbard	[ ]	[ ]

02 - Kathleen F. Feldstein	[ ]	[ ]

B Issues
The Board of Directors recommends a vote FOR the following proposal.
	For	Against	Abstain
2. To amend the Trust’s Certificate of Designation or Statement	[ ]	[ ]	[ ]
of Preferences, as appropriate.

Mark this box with an X if you have made comments below	[ ]

C Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please be sure to sign and date this proxy. Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

/ /

0 0 8 7 1 6 2	1 U P X	C O Y

001CD40001	00JOPB

Proxy - The BlackRock Insured Municipal 2008 Term Trust Inc.

PREFERRED STOCK

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the preferred stock of The BlackRock Insured Municipal 2008 Term Trust Inc. (the "Trust") held of record by the undersigned on February 28, 2006 at the Annual Meeting of Stockholders of the Trust to be held on May 23, 2006 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE MARK BOXES IN BLUE OR BLACK INK.

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

The BlackRock California Insured
Municipal 2008 Term Trust Inc.

[ ]	Mark this box with an X if you have made
changes to your name or address details above.

Annual Meeting Proxy Card - Common Stock

A Election of Directors	PLEASE REFER TO THE REVERSE SIDE FOR TELEPHONE AND INTERNET VOTING INSTRUCTIONS.

1. The Board of Directors recommends a vote FOR the listed nominees.
	For	Withhold
01 - Richard E. Cavanagh	[ ]	[ ]

02 - R. Glenn Hubbard	[ ]	[ ]

Mark this box with an X if you have made comments below	[ ]

B Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please be sure to sign and date this proxy. Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

/ /

0 0 8 7 1 5 1	1 U P X	C O Y

001CD40001	00JNFB

Proxy - The BlackRock California Insured Municipal 2008 Term Trust Inc.

COMMON STOCK

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common stock of The BlackRock California Insured Municipal 2008 Term Trust Inc. (the "Trust") held of record by the undersigned on February 28, 2006 at the Annual Meeting of Stockholders of the Trust to be held on May 23, 2006 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE MARK BOXES IN BLUE OR BLACK INK.

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

Telephone and Internet Voting Instructions

You can vote by telephone OR Internet! Available 24 hours a day 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

To vote using the Telephone (within U.S. and Canada)	To vote using the Internet

  Call toll free 1-800-652-VOTE (8683) in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.
  Follow the simple instructions provided by the recorded message.
Go to the following web site: WWW.COMPUTERSHARE.COM/EXPRESSVOTE Enter the information requested on your computer screen and follow the simple instructions.

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.
Proxies submitted by telephone or the Internet must be received by 1:00 a.m., Central Time, on May 23, 2006.
THANK YOU FOR VOTING

The BlackRock California Insured
Municipal 2008 Term Trust Inc.

[ ]	Mark this box with an X if you have made
changes to your name or address details above.

Annual Meeting Proxy Card - Preferred Stock

A Election of Directors

1. The Board of Directors recommends a vote FOR the listed nominees.

	For	Withhold			For	Withhold
01 - Richard E. Cavanagh	[ ]	[ ]		03 - R. Glenn Hubbard	[ ]	[ ]

02 - Kathleen F. Feldstein	[ ]	[ ]

B Issues
The Board of Directors recommends a vote FOR the following proposal.
	For	Against	Abstain
2. To amend the Trust’s Certificate of Designation or Statement	[ ]	[ ]	[ ]
of Preferences, as appropriate.

Mark this box with an X if you have made comments below	[ ]

C Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please be sure to sign and date this proxy. Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

/ /

0 0 8 7 1 5 2	1 U P X	C O Y

001CD40001	00JNJB

Proxy - The BlackRock California Insured Municipal 2008 Term Trust Inc.

PREFERRED STOCK

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the preferred stock of The BlackRock California Insured Municipal 2008 Term Trust Inc. (the "Trust") held of record by the undersigned on February 28, 2006 at the Annual Meeting of Stockholders of the Trust to be held on May 23, 2006 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE MARK BOXES IN BLUE OR BLACK INK.

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

The BlackRock Florida Insured
Municipal 2008 Term Trust

[ ]	Mark this box with an X if you have made
changes to your name or address details above.

Annual Meeting Proxy Card - Common Shares

A Election of Trustees

1. The Board of Trustees recommends a vote FOR the listed nominees.
	For	Withhold
01 - Richard E. Cavanagh	[ ]	[ ]

02 - R. Glenn Hubbard	[ ]	[ ]

Mark this box with an X if you have made comments below	[ ]

B Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please be sure to sign and date this proxy. Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

/ /

0 0 8 6 9 1 1	1 U P X	C O Y

001CD40001	00JFVB

Proxy - The BlackRock Florida Insured Municipal 2008 Term Trust

COMMON SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of The BlackRock Florida Insured Municipal 2008 Term Trust (the "Trust") held of record by the undersigned on February 28, 2006 at the Annual Meeting of Shareholders of the Trust to be held on May 23, 2006 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE MARK BOXES IN BLUE OR BLACK INK.

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

The BlackRock Florida Insured
Municipal 2008 Term Trust

[ ]	Mark this box with an X if you have made
changes to your name or address details above.

Annual Meeting Proxy Card - Preferred Shares

A Election of Trustees

1. The Board of Trustees recommends a vote FOR the listed nominees.
	For	Withhold
01 - Richard E. Cavanagh	[ ]	[ ]

02 - Kathleen F. Feldstein	[ ]	[ ]

03 - R. Glenn Hubbard	[ ]	[ ]

B Issues
The Board of Trustees recommends a vote FOR the following proposal.
	For	Against	Abstain
2. To amend the Trust’s Certificate of Designation or Statement	[ ]	[ ]	[ ]
of Preferences, as appropriate.

Mark this box with an X if you have made comments below	[ ]

C Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please be sure to sign and date this proxy. Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

/ /

0 0 8 6 9 1 2	1 U P X	C O Y

001CD40001	00JFWC

Proxy - The BlackRock Florida Insured Municipal 2008 Term Trust

PREFERRED SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the preferred shares of The BlackRock Florida Insured Municipal 2008 Term Trust (the "Trust") held of record by the undersigned on February 28, 2006 at the Annual Meeting of Shareholders of the Trust to be held on May 23, 2006 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE MARK BOXES IN BLUE OR BLACK INK.

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

The BlackRock New York Insured
Municipal 2008 Term Trust Inc.

[ ]	Mark this box with an X if you have made
changes to your name or address details above.

Annual Meeting Proxy Card - Common Stock

A Election of Directors	PLEASE REFER TO THE REVERSE SIDE FOR TELEPHONE AND INTERNET VOTING INSTRUCTIONS.

1. The Board of Directors recommends a vote FOR the listed nominees.
	For	Withhold
01 - Richard E. Cavanagh	[ ]	[ ]

02 - R. Glenn Hubbard	[ ]	[ ]

Mark this box with an X if you have made comments below	[ ]

B Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please be sure to sign and date this proxy. Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

/ /

0 0 8 7 1 8 1	1 U P X	C O Y

001CD40001	00JOUB

Proxy - The BlackRock New York Insured Municipal 2008 Term Trust Inc.

COMMON STOCK

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common stock of The BlackRock New York Insured Municipal 2008 Term Trust Inc. (the "Trust") held of record by the undersigned on February 28, 2006 at the Annual Meeting of Stockholders of the Trust to be held on May 23, 2006 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE MARK BOXES IN BLUE OR BLACK INK.

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

Telephone and Internet Voting Instructions

You can vote by telephone OR Internet! Available 24 hours a day 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

To vote using the Telephone (within U.S. and Canada)	To vote using the Internet

  Call toll free 1-800-652-VOTE (8683) in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.
  Follow the simple instructions provided by the recorded message.
Go to the following web site: WWW.COMPUTERSHARE.COM/EXPRESSVOTE Enter the information requested on your computer screen and follow the simple instructions.

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.
Proxies submitted by telephone or the Internet must be received by 1:00 a.m., Central Time, on May 23, 2006.
THANK YOU FOR VOTING

The BlackRock New York Insured
Municipal 2008 Term Trust Inc.

[ ]	Mark this box with an X if you have made
changes to your name or address details above.

Annual Meeting Proxy Card - Preferred Stock

A Election of Directors

1. The Board of Directors recommends a vote FOR the listed nominees.

	For	Withhold			For	Withhold
01 - Richard E. Cavanagh	[ ]	[ ]		03 - R. Glenn Hubbard	[ ]	[ ]

02 - Kathleen F. Feldstein	[ ]	[ ]

B Issues
The Board of Directors recommends a vote FOR the following proposal.
	For	Against	Abstain
2. To amend the Trust’s Certificate of Designation or Statement	[ ]	[ ]	[ ]
of Preferences, as appropriate.

Mark this box with an X if you have made comments below	[ ]

C Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please be sure to sign and date this proxy. Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

/ /

0 0 8 7 1 8 2	1 U P X	C O Y

001CD40001	00JOVB

Proxy - The BlackRock New York Insured Municipal 2008 Term Trust Inc.

PREFERRED STOCK

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the preferred stock of The BlackRock New York Insured Municipal 2008 Term Trust Inc. (the "Trust") held of record by the undersigned on February 28, 2006 at the Annual Meeting of Stockholders of the Trust to be held on May 23, 2006 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE MARK BOXES IN BLUE OR BLACK INK.

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

The BlackRock Broad Investment
Grade 2009 Term Trust Inc.

[ ]	Mark this box with an X if you have made
changes to your name or address details above.

Annual Meeting Proxy Card - Common Stock

A Election of Directors	PLEASE REFER TO THE REVERSE SIDE FOR TELEPHONE AND INTERNET VOTING INSTRUCTIONS.

1. The Board of Directors recommends a vote FOR the listed nominees.
	For	Withhold
01 - Andrew F. Brimmer	[ ]	[ ]

02 - Kent Dixon	[ ]	[ ]

03 - Robert S. Kapito	[ ]	[ ]

Mark this box with an X if you have made comments below	[ ]

B Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please be sure to sign and date this proxy. Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

/ /

0 0 8 7 2 31	1 U P X	C O Y

001CD40001	00JOUB

Proxy - The BlackRock Broad Investment Grade 2009 Term Trust Inc.

COMMON STOCK

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common stock of The BlackRock Broad Investment Grade 2009 Term Trust Inc. (the "Trust") held of record by the undersigned on February 28, 2006 at the Annual Meeting of Stockholders of the Trust to be held on May 23, 2006 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE MARK BOXES IN BLUE OR BLACK INK.

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

Telephone and Internet Voting Instructions

You can vote by telephone OR Internet! Available 24 hours a day 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

To vote using the Telephone (within U.S. and Canada)	To vote using the Internet

  Call toll free 1-800-652-VOTE (8683) in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.
  Follow the simple instructions provided by the recorded message.
Go to the following web site: WWW.COMPUTERSHARE.COM/EXPRESSVOTE Enter the information requested on your computer screen and follow the simple instructions.

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.
Proxies submitted by telephone or the Internet must be received by 1:00 a.m., Central Time, on May 23, 2006.
THANK YOU FOR VOTING

The BlackRock Income Trust Inc.

[ ]	Mark this box with an X if you have made
changes to your name or address details above.

Annual Meeting Proxy Card - Common Stock

A Election of Directors	PLEASE REFER TO THE REVERSE SIDE FOR TELEPHONE AND INTERNET VOTING INSTRUCTIONS.

1. The Board of Directors recommends a vote FOR the listed nominees.
	For	Withhold
01 - Frank J. Fabozzi	[ ]	[ ]

02 - Kathleen F. Feldstein	[ ]	[ ]

03 - Ralph L. Schlosstein	[ ]	[ ]

Mark this box with an X if you have made comments below	[ ]

B Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please be sure to sign and date this proxy. Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

/ /

0 0 8 3 3 3 1	1 U P X	C O Y

001CD40001	00JT2A

Proxy - The BlackRock Income Trust Inc.

COMMON STOCK

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common stock of The BlackRock Income Trust Inc. (the "Trust") held of record by the undersigned on February 28, 2006 at the Annual Meeting of Stockholders of the Trust to be held on May 23, 2006 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE MARK BOXES IN BLUE OR BLACK INK.

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

Telephone and Internet Voting Instructions

You can vote by telephone OR Internet! Available 24 hours a day 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

To vote using the Telephone (within U.S. and Canada)	To vote using the Internet

  Call toll free 1-800-652-VOTE (8683) in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.
  Follow the simple instructions provided by the recorded message.
Go to the following web site: WWW.COMPUTERSHARE.COM/EXPRESSVOTE Enter the information requested on your computer screen and follow the simple instructions.

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.
Proxies submitted by telephone or the Internet must be received by 1:00 a.m., Central Time, on May 23, 2006.
THANK YOU FOR VOTING

The BlackRock High Yield Trust

[ ]	Mark this box with an X if you have made
changes to your name or address details above.

Annual Meeting Proxy Card - Common Shares

A Election of Trustees	PLEASE REFER TO THE REVERSE SIDE FOR TELEPHONE AND INTERNET VOTING INSTRUCTIONS.

1. The Board of Trustees recommends a vote FOR the listed nominees.
	For	Withhold
01 - Richard E. Cavanagh	[ ]	[ ]

02 - R. Glenn Hubbard	[ ]	[ ]

B Issues
The Board of Trustees recommends a vote FOR the following proposal.
	For	Against	Abstain
2. To amend the Trust’s Declaration of Trust.	[ ]	[ ]	[ ]

Mark this box with an X if you have made comments below	[ ]

C Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please be sure to sign and date this proxy. Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

/ /

0 0 8 6 9 2 1	1 U P X	C O Y

001CD40001	00JLNB

Proxy - The BlackRock High Yield Trust

COMMON SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of The BlackRock High Yield Trust (the "Trust") held of record by the undersigned on February 28, 2006 at the Annual Meeting of Shareholders of the Trust to be held on May 23, 2006 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE MARK BOXES IN BLUE OR BLACK INK.

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

Telephone and Internet Voting Instructions

You can vote by telephone OR Internet! Available 24 hours a day 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

To vote using the Telephone (within U.S. and Canada)	To vote using the Internet

  Call toll free 1-800-652-VOTE (8683) in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.
  Follow the simple instructions provided by the recorded message.
Go to the following web site: WWW.COMPUTERSHARE.COM/EXPRESSVOTE Enter the information requested on your computer screen and follow the simple instructions.

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.
Proxies submitted by telephone or the Internet must be received by 1:00 a.m., Central Time, on May 23, 2006.
THANK YOU FOR VOTING

The BlackRock Municipal
Target Term Trust Inc.

[ ]	Mark this box with an X if you have made
changes to your name or address details above.

Annual Meeting Proxy Card - Common Stock

A Election of Directors	PLEASE REFER TO THE REVERSE SIDE FOR TELEPHONE AND INTERNET VOTING INSTRUCTIONS.

1. The Board of Directors recommends a vote FOR the listed nominees.
	For	Withhold
01 - Frank J. Fabozzi	[ ]	[ ]

02 - Kathleen F. Feldstein	[ ]	[ ]

03 - Ralph L. Schlosstein	[ ]	[ ]

Mark this box with an X if you have made comments below	[ ]

B Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please be sure to sign and date this proxy. Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

/ /

0 0 8 7 1 9 1	1 U P X	C O Y

001CD40001	00JSZA

Proxy - The BlackRock Municipal Target Term Trust Inc.

COMMON STOCK

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common stock of The BlackRock Municipal Target Term Trust Inc. (the "Trust") held of record by the undersigned on February 28, 2006 at the Annual Meeting of Stockholders of the Trust to be held on May 23, 2006 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE MARK BOXES IN BLUE OR BLACK INK.

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

Telephone and Internet Voting Instructions

You can vote by telephone OR Internet! Available 24 hours a day 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

To vote using the Telephone (within U.S. and Canada)	To vote using the Internet

  Call toll free 1-800-652-VOTE (8683) in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.
  Follow the simple instructions provided by the recorded message.
Go to the following web site: WWW.COMPUTERSHARE.COM/EXPRESSVOTE Enter the information requested on your computer screen and follow the simple instructions.

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.
Proxies submitted by telephone or the Internet must be received by 1:00 a.m., Central Time, on May 23, 2006.
THANK YOU FOR VOTING

The BlackRock California
Investment Quality Municipal Trust Inc.

[ ]	Mark this box with an X if you have made
changes to your name or address details above.

Annual Meeting Proxy Card - Common Stock

A Election of Directors	PLEASE REFER TO THE REVERSE SIDE FOR TELEPHONE AND INTERNET VOTING INSTRUCTIONS.

1. The Board of Directors recommends a vote FOR the listed nominees.
	For	Withhold
01 - Andrew F. Brimmer	[ ]	[ ]

02 - Richard E. Cavanagh	[ ]	[ ]

03 - Kent Dixon	[ ]	[ ]

04 - Robert S. Kapito	[ ]	[ ]

Mark this box with an X if you have made comments below	[ ]

B Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please be sure to sign and date this proxy. Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

/ /

0 0 8 7 2 0 1	1 U P X	C O Y

001CD40001	00JTCA

Proxy - The BlackRock California Investment Quality Municipal Trust Inc.

COMMON STOCK

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common stock of The BlackRock California Investment Quality Municipal Trust Inc. (the "Trust") held of record by the undersigned on February 28, 2006 at the Annual Meeting of Stockholders of the Trust to be held on May 23, 2006 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE MARK BOXES IN BLUE OR BLACK INK.

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

Telephone and Internet Voting Instructions

You can vote by telephone OR Internet! Available 24 hours a day 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

To vote using the Telephone (within U.S. and Canada)	To vote using the Internet

  Call toll free 1-800-652-VOTE (8683) in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.
  Follow the simple instructions provided by the recorded message.
Go to the following web site: WWW.COMPUTERSHARE.COM/EXPRESSVOTE Enter the information requested on your computer screen and follow the simple instructions.

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.
Proxies submitted by telephone or the Internet must be received by 1:00 a.m., Central Time, on May 23, 2006.
THANK YOU FOR VOTING

The BlackRock California
Investment Quality Municipal Trust Inc.

[ ]	Mark this box with an X if you have made
changes to your name or address details above.

Annual Meeting Proxy Card - Preferred Stock

A Election of Directors

1. The Board of Directors recommends a vote FOR the listed nominees.

	For	Withhold			For	Withhold
01 - Andrew F. Brimmer	[ ]	[ ]		04 - Kathleen F. Feldstein	[ ]	[ ]

02 - Richard E. Cavanagh	[ ]	[ ]		05 - Robert S. Kapito	[ ]	[ ]

03 - Kent Dixon	[ ]	[ ]

B Issues
The Board of Directors recommends a vote FOR the following proposal.
	For	Against	Abstain
2. To amend the Trust’s Certificate of Designation or Statement	[ ]	[ ]	[ ]
of Preferences, as appropriate.

Mark this box with an X if you have made comments below	[ ]

C Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please be sure to sign and date this proxy. Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

/ /

0 0 8 7 2 0 2	1 U P X	C O Y

001CD40001	00JTDA

Proxy - The BlackRock Califonia Investment Quality Municipal Trust Inc.

PREFERRED STOCK

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the preferred stock of The BlackRock California Investment Quality Municipal Trust Inc. (the "Trust") held of record by the undersigned on February 28, 2006 at the Annual Meeting of Stockholders of the Trust to be held on May 23, 2006 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE MARK BOXES IN BLUE OR BLACK INK.

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

The BlackRock Florida
Investment Quality Municipal Trust

[ ]	Mark this box with an X if you have made
changes to your name or address details above.

Annual Meeting Proxy Card - Common Shares

A Election of Trustees
1. The Board of Trustees recommends a vote FOR the listed nominees.
	For	Withhold
01 - Andrew F. Brimmer	[ ]	[ ]

02 - Richard E. Cavanagh	[ ]	[ ]

03 - Kent Dixon	[ ]	[ ]

04 - Robert S. Kapito	[ ]	[ ]

Mark this box with an X if you have made comments below	[ ]

B Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please be sure to sign and date this proxy. Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

/ /

0 0 8 7 0 9 1	1 U P X	C O Y

001CD40001	00JQHA

Proxy - The BlackRock Florida Investment Quality Municipal Trust

COMMON SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of The BlackRock Florida Investment Quality Municipal Trust (the "Trust") held of record by the undersigned on February 28, 2006 at the Annual Meeting of Shareholders of the Trust to be held on May 23, 2006 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE MARK BOXES IN BLUE OR BLACK INK.

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

The BlackRock Florida
Investment Quality Municipal Trust

[ ]	Mark this box with an X if you have made
changes to your name or address details above.

Annual Meeting Proxy Card - Preferred Shares

A   Election of Trustees

1. The Board of Trustees recommends a vote FOR the listed nominees.
	For	Withhold		For	Withhold
01 - Andrew F. Brimmer	[ ]	[ ]	04 - Kathleen F. Feldstein	[ ]	[ ]

02 - Richard E. Cavanagh	[ ]	[ ]	05 - Robert S. Kapito	[ ]	[ ]

03 - Kent Dixon	[ ]	[ ]

B Issues
The Board of Trustees recommends a vote FOR the following proposal.
	For	Against	Abstain
2. To amend the Trust’s Certificate of Designation or Statement	[ ]	[ ]	[ ]
of Preferences, as appropriate.

Mark this box with an X if you have made comments below	[ ]

C Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please be sure to sign and date this proxy. Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

/ /

0 0 8 7 0 9 2	1 U P X	C O Y

001CD40001	00JQIA

Proxy - The BlackRock Florida Investment Quality Municipal Trust

PREFERRED SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the preferred shares of The BlackRock Florida Investment Quality Municipal Trust (the "Trust") held of record by the undersigned on February 28, 2006 at the Annual Meeting of Shareholders of the Trust to be held on May 23, 2006 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE MARK BOXES IN BLUE OR BLACK INK.

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

The BlackRock New Jersey
Investment Quality Municipal Trust Inc.

[ ]	Mark this box with an X if you have made
changes to your name or address details above.

Annual Meeting Proxy Card - Common Stock

A Election of Directors	PLEASE REFER TO THE REVERSE SIDE FOR TELEPHONE AND INTERNET VOTING INSTRUCTIONS.

1. The Board of Directors recommends a vote FOR the listed nominees.

	For	Withhold
01 - Andrew F. Brimmer	[ ]	[ ]

02 - Richard E. Cavanagh	[ ]	[ ]

03 - Kent Dixon	[ ]	[ ]

04 - Robert S. Kapito	[ ]	[ ]

Mark this box with an X if you have made comments below	[ ]

B Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please be sure to sign and date this proxy. Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

/ /

0 0 8 7 2 1 1	1 U P X	C O Y

001CD40001	00JTFA

Proxy - The BlackRock New Jersey Investment Quality Municipal Trust Inc.

COMMON STOCK

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common stock of The BlackRock New Jersey Investment Quality Municipal Trust Inc. (the "Trust") held of record by the undersigned on February 28, 2006 at the Annual Meeting of Stockholders of the Trust to be held on May 23, 2006 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE MARK BOXES IN BLUE OR BLACK INK.

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

Telephone and Internet Voting Instructions

You can vote by telephone OR Internet! Available 24 hours a day 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

To vote using the Telephone (within U.S. and Canada)	To vote using the Internet

  Call toll free 1-800-652-VOTE (8683) in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.
  Follow the simple instructions provided by the recorded message.
Go to the following web site: WWW.COMPUTERSHARE.COM/EXPRESSVOTE Enter the information requested on your computer screen and follow the simple instructions.

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.
Proxies submitted by telephone or the Internet must be received by 1:00 a.m., Central Time, on May 23, 2006.
THANK YOU FOR VOTING

The BlackRock New Jersey
Investment Quality Municipal Trust Inc.

[ ]	Mark this box with an X if you have made
changes to your name or address details above.

Annual Meeting Proxy Card - Preferred Stock

A Election of Directors

1. The Board of Directors recommends a vote FOR the listed nominees.

	For	Withhold			For	Withhold
01 - Andrew F. Brimmer	[ ]	[ ]		04 - Kathleen F. Feldstein	[ ]	[ ]

02 - Richard E. Cavanagh	[ ]	[ ]		05 - Robert S. Kapito	[ ]	[ ]

03 - Kent Dixon	[ ]	[ ]

B Issues
The Board of Directors recommends a vote FOR the following proposal.
	For	Against	Abstain
2. To amend the Trust’s Certificate of Designation or Statement	[ ]	[ ]	[ ]
of Preferences, as appropriate.

Mark this box with an X if you have made comments below	[ ]

C Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please be sure to sign and date this proxy. Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

/ /

0 0 8 7 2 1 2	1 U P X	C O Y

001CD40001	00JTGA

Proxy - The BlackRock New Jersey Investment Quality Municipal Trust Inc.

PREFERRED STOCK

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the preferred stock of The BlackRock New Jersey Investment Quality Municipal Trust Inc. (the "Trust") held of record by the undersigned on February 28, 2006 at the Annual Meeting of Stockholders of the Trust to be held on May 23, 2006 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE MARK BOXES IN BLUE OR BLACK INK.

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

The BlackRock New York
Investment Quality Municipal Trust Inc.

[ ]	Mark this box with an X if you have made
changes to your name or address details above.

Annual Meeting Proxy Card - Common Stock

A Election of Directors	PLEASE REFER TO THE REVERSE SIDE FOR TELEPHONE AND INTERNET VOTING INSTRUCTIONS.

1. The Board of Directors recommends a vote FOR the listed nominees.

	For	Withhold
01 - Andrew F. Brimmer	[ ]	[ ]

02 - Richard E. Cavanagh	[ ]	[ ]

03 - Kent Dixon	[ ]	[ ]

04 - Robert S. Kapito	[ ]	[ ]

Mark this box with an X if you have made comments below	[ ]

B Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please be sure to sign and date this proxy. Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

/ /

0 0 8 7 2 2 1	1 U P X	C O Y

001CD40001	00JTJA

Proxy - The BlackRock New York Investment Quality Municipal Trust Inc.

COMMON STOCK

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common stock of The BlackRock New York Investment Quality Municipal Trust Inc. (the "Trust") held of record by the undersigned on February 28, 2006 at the Annual Meeting of Stockholders of the Trust to be held on May 23, 2006 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE MARK BOXES IN BLUE OR BLACK INK.

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

Telephone and Internet Voting Instructions

You can vote by telephone OR Internet! Available 24 hours a day 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

To vote using the Telephone (within U.S. and Canada)	To vote using the Internet

  Call toll free 1-800-652-VOTE (8683) in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.
  Follow the simple instructions provided by the recorded message.
Go to the following web site: WWW.COMPUTERSHARE.COM/EXPRESSVOTE Enter the information requested on your computer screen and follow the simple instructions.

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.
Proxies submitted by telephone or the Internet must be received by 1:00 a.m., Central Time, on May 23, 2006.
THANK YOU FOR VOTING

The BlackRock New York
Investment Quality Municipal Trust Inc.

[ ]	Mark this box with an X if you have made
changes to your name or address details above.

Annual Meeting Proxy Card - Preferred Stock

A Election of Directors

1. The Board of Directors recommends a vote FOR the listed nominees.

	For	Withhold			For	Withhold
01 - Andrew F. Brimmer	[ ]	[ ]		04 - Kathleen F. Feldstein	[ ]	[ ]

02 - Richard E. Cavanagh	[ ]	[ ]		05 - Robert S. Kapito	[ ]	[ ]

03 - Kent Dixon	[ ]	[ ]

B Issues
The Board of Directors recommends a vote FOR the following proposal.
	For	Against	Abstain
2. To amend the Trust’s Certificate of Designation or Statement	[ ]	[ ]	[ ]
of Preferences, as appropriate.

Mark this box with an X if you have made comments below	[ ]

C Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please be sure to sign and date this proxy. Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

/ /

0 0 8 7 2 2 2	1 U P X	C O Y

001CD40001	00JTKA

Proxy - The BlackRock New York Investment Quality Municipal Trust Inc.

PREFERRED STOCK

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the preferred stock of The BlackRock New York Investment Quality Municipal Trust Inc. (the "Trust") held of record by the undersigned on February 28, 2006 at the Annual Meeting of Stockholders of the Trust to be held on May 23, 2006 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE MARK BOXES IN BLUE OR BLACK INK.

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

The BlackRock Income Opportunity Trust Inc.

[ ]	Mark this box with an X if you have made
changes to your name or address details above.

Annual Meeting Proxy Card - Common Stock

A Election of Directors	PLEASE REFER TO THE REVERSE SIDE FOR TELEPHONE AND INTERNET VOTING INSTRUCTIONS.

1. The Board of Directors recommends a vote FOR the listed nominees.

	For	Withhold
01 - Frank J. Fabozzi	[ ]	[ ]

02 - Kathleen F. Feldstein	[ ]	[ ]

03 - Ralph L. Schlosstein	[ ]	[ ]

Mark this box with an X if you have made comments below	[ ]

B Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please be sure to sign and date this proxy. Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

/ /

0 0 8 3 7 3 1	1 U P X	C O Y

001CD40001	00JT7A

Proxy - The BlackRock Income Opportunity Trust Inc.

COMMON STOCK

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common stock of The BlackRock Income Opportunity Trust Inc. (the "Trust") held of record by the undersigned on February 28, 2006 at the Annual Meeting of Stockholders of the Trust to be held on May 23, 2006 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE MARK BOXES IN BLUE OR BLACK INK.

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

Telephone and Internet Voting Instructions

You can vote by telephone OR Internet! Available 24 hours a day 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

To vote using the Telephone (within U.S. and Canada)	To vote using the Internet

  Call toll free 1-800-652-VOTE (8683) in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.
  Follow the simple instructions provided by the recorded message.
Go to the following web site: WWW.COMPUTERSHARE.COM/EXPRESSVOTE Enter the information requested on your computer screen and follow the simple instructions.

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.
Proxies submitted by telephone or the Internet must be received by 1:00 a.m., Central Time, on May 23, 2006.
THANK YOU FOR VOTING

The BlackRock Insured
Municipal Term Trust Inc.

[ ]	Mark this box with an X if you have made
changes to your name or address details above.

Annual Meeting Proxy Card - Common Stock

A Election of Directors	PLEASE REFER TO THE REVERSE SIDE FOR TELEPHONE AND INTERNET VOTING INSTRUCTIONS.

1. The Board of Directors recommends a vote FOR the listed nominees.
	For	Withhold
01 - Richard E. Cavanagh	[ ]	[ ]

02 - Ralph L. Schlosstein	[ ]	[ ]

Mark this box with an X if you have made comments below	[ ]

B Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please be sure to sign and date this proxy. Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

/ /

0 0 8 6 2 2 1	1 U P X	C O Y

001CD40001	00JSWA

Proxy - The BlackRock Insured Municipal Term Trust Inc.

COMMON STOCK

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common stock of The BlackRock Insured Municipal Term Trust Inc. (the "Trust") held of record by the undersigned on February 28, 2006 at the Annual Meeting of Stockholders of the Trust to be held on May 23, 2006 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE MARK BOXES IN BLUE OR BLACK INK.

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

Telephone and Internet Voting Instructions

You can vote by telephone OR Internet! Available 24 hours a day 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

To vote using the Telephone (within U.S. and Canada)	To vote using the Internet

  Call toll free 1-800-652-VOTE (8683) in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.
  Follow the simple instructions provided by the recorded message.
Go to the following web site: WWW.COMPUTERSHARE.COM/EXPRESSVOTE Enter the information requested on your computer screen and follow the simple instructions.

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.
Proxies submitted by telephone or the Internet must be received by 1:00 a.m., Central Time, on May 23, 2006.
THANK YOU FOR VOTING

The BlackRock Insured
Municipal Term Trust Inc.

[ ]	Mark this box with an X if you have made
changes to your name or address details above.

Annual Meeting Proxy Card - Preferred Stock

A Election of Directors

1. The Board of Directors recommends a vote FOR the listed nominees.

	For	Withhold
01 - Richard E. Cavanagh	[ ]	[ ]

02 - Frank J. Fabozzi	[ ]	[ ]

03 - Kathleen F. Feldstein	[ ]	[ ]

04 - Ralph L. Schlosstein	[ ]	[ ]

B Issues
The Board of Directors recommends a vote FOR the following proposal.
	For	Against	Abstain
2. To amend the Trust’s Certificate of Designation or Statement	[ ]	[ ]	[ ]
of Preferences, as appropriate.

Mark this box with an X if you have made comments below	[ ]

C Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please be sure to sign and date this proxy. Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

/ /

0 0 8 6 2 2 2	1 U P X	C O Y

001CD40001	00JSXA

Proxy - The BlackRock Insured Municipal Term Trust Inc.

PREFERRED STOCK

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the preferred stock of The BlackRock Insured Municipal Term Trust Inc. (the "Trust") held of record by the undersigned on February 28, 2006 at the Annual Meeting of Stockholders of the Trust to be held on May 23, 2006 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE MARK BOXES IN BLUE OR BLACK INK.

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

The BlackRock Pennsylvania
Strategic Municipal Trust

[ ]	Mark this box with an X if you have made
changes to your name or address details above.

Annual Meeting Proxy Card - Common Shares

A Election of Trustees	PLEASE REFER TO THE REVERSE SIDE FOR TELEPHONE AND INTERNET VOTING INSTRUCTIONS.

1. The Board of Trustees recommends a vote FOR the listed nominees.
	For	Withhold
01 - Andrew F. Brimmer	[ ]	[ ]

02 - Richard E. Cavanagh	[ ]	[ ]

03 - Kent Dixon	[ ]	[ ]

04 - Robert S. Kapito	[ ]	[ ]

B Issues
The Board of Trustees recommends a vote FOR the following proposal.
	For	Against	Abstain
2. To amend the Trust’s Declaration of Trust.	[ ]	[ ]	[ ]

Mark this box with an X if you have made comments below	[ ]

C Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please be sure to sign and date this proxy. Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

/ /

0 0 8 7 1 0 1	1 U P X	C O Y

001CD40001	00JPXA

Proxy - The BlackRock Pennsylvania Strategic Municipal Trust

COMMON SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of The BlackRock Pennsylvania Strategic Municipal Trust (the "Trust") held of record by the undersigned on February 28, 2006 at the Annual Meeting of Shareholders of the Trust to be held on May 23, 2006 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE MARK BOXES IN BLUE OR BLACK INK.

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

Telephone and Internet Voting Instructions

You can vote by telephone OR Internet! Available 24 hours a day 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

To vote using the Telephone (within U.S. and Canada)	To vote using the Internet

  Call toll free 1-800-652-VOTE (8683) in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.
  Follow the simple instructions provided by the recorded message.
Go to the following web site: WWW.COMPUTERSHARE.COM/EXPRESSVOTE Enter the information requested on your computer screen and follow the simple instructions.

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.
Proxies submitted by telephone or the Internet must be received by 1:00 a.m., Central Time, on May 23, 2006.
THANK YOU FOR VOTING

The BlackRock Pennsylvania
Strategic Municipal Trust

[ ]	Mark this box with an X if you have made
changes to your name or address details above.

Annual Meeting Proxy Card - Preferred Shares

A   Election of Trustees

1. The Board of Trustees recommends a vote FOR the listed nominees.
	For	Withhold		For	Withhold
01 - Andrew F. Brimmer	[ ]	[ ]	04 - Kathleen F. Feldstein	[ ]	[ ]

02 - Richard E. Cavanagh	[ ]	[ ]	05 - Robert S. Kapito	[ ]	[ ]

03 - Kent Dixon	[ ]	[ ]		[ ]	[ ]

B Issues
The Board of Trustees recommends a vote FOR the following proposal.
	For	Against	Abstain
2. To amend the Trust’s Declaration of Trust.	[ ]	[ ]	[ ]

Mark this box with an X if you have made comments below	[ ]

C Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please be sure to sign and date this proxy. Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

/ /

0 0 8 7 1 0 2	1 U P X	C O Y

001CD40001	00JPYA

Proxy - The BlackRock Pennsylvania Strategic Municipal Trust

PREFERRED SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the preferred shares of The BlackRock Pennsylvania Strategic Municipal Trust (the "Trust") held of record by the undersigned on February 28, 2006 at the Annual Meeting of Shareholders of the Trust to be held on May 23, 2006 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE MARK BOXES IN BLUE OR BLACK INK.

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

The BlackRock Strategic Municipal Trust

[ ]	Mark this box with an X if you have made
changes to your name or address details above.

Annual Meeting Proxy Card - Common Shares

A Election of Trustees	PLEASE REFER TO THE REVERSE SIDE FOR TELEPHONE AND INTERNET VOTING INSTRUCTIONS.

1. The Board of Trustees recommends a vote FOR the listed nominees.
	For	Withhold		For	Withhold
01 - Andrew F. Brimmer	[ ]	[ ]	04 - Robert S. Kapito	[ ]	[ ]

02 - Richard E. Cavanagh	[ ]	[ ]

03 - Kent Dixon	[ ]	[ ]

B Issues
The Board of Trustees recommends a vote FOR the following proposal.
	For	Against	Abstain
2. To amend the Trust’s Declaration of Trust.	[ ]	[ ]	[ ]

Mark this box with an X if you have made comments below	[ ]

C Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please be sure to sign and date this proxy. Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

/ /

0 0 8 7 0 8 1	1 U P X	C O Y

001CD40001	00JQQA

Proxy - The BlackRock Strategic Municipal Trust

COMMON SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of The BlackRock Strategic Municipal Trust (the "Trust") held of record by the undersigned on February 28, 2006 at the Annual Meeting of Shareholders of the Trust to be held on May 23, 2006 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE MARK BOXES IN BLUE OR BLACK INK.

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

Telephone and Internet Voting Instructions

You can vote by telephone OR Internet! Available 24 hours a day 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

To vote using the Telephone (within U.S. and Canada)	To vote using the Internet

  Call toll free 1-800-652-VOTE (8683) in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.
  Follow the simple instructions provided by the recorded message.
Go to the following web site: WWW.COMPUTERSHARE.COM/EXPRESSVOTE Enter the information requested on your computer screen and follow thesimple instructions.

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.
Proxies submitted by telephone or the Internet must be received by 1:00 a.m., Central Time, on May 23, 2006.
THANK YOU FOR VOTING

The BlackRock Strategic Municipal Trust

[ ]	Mark this box with an X if you have made
changes to your name or address details above.

Annual Meeting Proxy Card - Preferred Shares

A   Election of Trustees

1. The Board of Trustees recommends a vote FOR the listed nominees.
	For	Withhold		For	Withhold
01 - Andrew F. Brimmer	[ ]	[ ]	04 - Kathleen F. Feldstein	[ ]	[ ]

02 - Richard E. Cavanagh	[ ]	[ ]	05 - Robert S. Kapito	[ ]	[ ]

03 - Kent Dixon	[ ]	[ ]

B Issues
The Board of Trustees recommends a vote FOR the following proposals.
	For	Against	Abstain
2. To amend the Trust’s Declaration of Trust.	[ ]	[ ]	[ ]

3. To amend the Trust’s Certificate of Designation or Statement	[ ]	[ ]	[ ]
of Preferences, as appropriate.

Mark this box with an X if you have made comments below	[ ]

C Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please be sure to sign and date this proxy. Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

/ /

0 0 8 7 0 8 2	1 U P X	C O Y

001CD40001	00JQRA

Proxy - The BlackRock Strategic Municipal Trust

PREFERRED SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the preferred shares of The BlackRock Strategic Municipal Trust (the "Trust") held of record by the undersigned on February 28, 2006 at the Annual Meeting of Shareholders of the Trust to be held on May 23, 2006 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE MARK BOXES IN BLUE OR BLACK INK.

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

BlackRock Florida Municipal Income Trust

[ ]	Mark this box with an X if you have made
changes to your name or address details above.

Annual Meeting Proxy Card - Common Shares

A Election of Trustees	PLEASE REFER TO THE REVERSE SIDE FOR TELEPHONE AND INTERNET VOTING INSTRUCTIONS.
1. The Board of Trustees recommends a vote FOR the listed nominees.
	For	Withhold
01 - Richard E. Cavanagh	[ ]	[ ]

02 - Ralph L. Schlosstein	[ ]	[ ]

Mark this box with an X if you have made comments below	[ ]

B Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please be sure to sign and date this proxy. Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

/ /

0 0 8 7 0 0 1	1 U P X	C O Y

001CD40001	00JRHA

Proxy - BlackRock Florida Municipal Income Trust

COMMON SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of the BlackRock Florida Municipal Income Trust (the "Trust") held of record by the undersigned on February 28, 2006 at the Annual Meeting of Shareholders of the Trust to be held on May 23, 2006 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE MARK BOXES IN BLUE OR BLACK INK.

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

Telephone and Internet Voting Instructions

You can vote by telephone OR Internet! Available 24 hours a day 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

To vote using the Telephone (within U.S. and Canada)	To vote using the Internet

  Call toll free 1-800-652-VOTE (8683) in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.
  Follow the simple instructions provided by the recorded message.
Go to the following web site: WWW.COMPUTERSHARE.COM/EXPRESSVOTE Enter the information requested on your computer screen and follow the simple instructions.

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.
Proxies submitted by telephone or the Internet must be received by 1:00 a.m., Central Time, on May 23, 2006.
THANK YOU FOR VOTING

BlackRock Florida Municipal Income Trust

[ ]	Mark this box with an X if you have made
changes to your name or address details above.

Annual Meeting Proxy Card - Preferred Shares

A Election of Trustees

1. The Board of Trustees recommends a vote FOR the listed nominees.

	For	Withhold
01 - Richard E. Cavanagh	[ ]	[ ]

02 - Frank J. Fabozzi	[ ]	[ ]

03 - Kathleen F. Feldstein	[ ]	[ ]

04 - Ralph L. Schlosstein	[ ]	[ ]

Mark this box with an X if you have made comments below	[ ]

B Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please be sure to sign and date this proxy. Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

/ /

0 0 8 7 0 0 2	1 U P X	C O Y

001CD40001	00JRIA

Proxy - BlackRock Florida Municipal Income Trust

PREFERRED SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the preferred shares of the BlackRock Florida Municipal Income Trust (the "Trust") held of record by the undersigned on February 28, 2006 at the Annual Meeting of Shareholders of the Trust to be held on May 23, 2006 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE MARK BOXES IN BLUE OR BLACK INK.

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

BlackRock Municipal Income Trust

[ ]	Mark this box with an X if you have made
changes to your name or address details above.

Annual Meeting Proxy Card - Common Shares

A Election of Trustees	PLEASE REFER TO THE REVERSE SIDE FOR TELEPHONE AND INTERNET VOTING INSTRUCTIONS.
1. The Board of Trustees recommends a vote FOR the listed nominees.
	For	Withhold
01 - Richard E. Cavanagh	[ ]	[ ]

02 - Ralph L. Schlosstein	[ ]	[ ]

Mark this box with an X if you have made comments below	[ ]

B Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please be sure to sign and date this proxy. Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

/ /

0 0 8 6 9 9 1	1 U P X	C O Y

001CD40001	00JREA

Proxy - BlackRock Municipal Income Trust

COMMON SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of the BlackRock Municipal Income Trust (the "Trust") held of record by the undersigned on February 28, 2006 at the Annual Meeting of Shareholders of the Trust to be held on May 23, 2006 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE MARK BOXES IN BLUE OR BLACK INK.

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

Telephone and Internet Voting Instructions

You can vote by telephone OR Internet! Available 24 hours a day 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

To vote using the Telephone (within U.S. and Canada)	To vote using the Internet

  Call toll free 1-800-652-VOTE (8683) in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.
  Follow the simple instructions provided by the recorded message.
Go to the following web site: WWW.COMPUTERSHARE.COM/EXPRESSVOTE Enter the information requested on your computer screen and follow the simple instructions.

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.
Proxies submitted by telephone or the Internet must be received by 1:00 a.m., Central Time, on May 23, 2006.
THANK YOU FOR VOTING

BlackRock Municipal Income Trust

[ ]	Mark this box with an X if you have made
changes to your name or address details above.

Annual Meeting Proxy Card - Preferred Shares

A Election of Trustees
1. The Board of Trustees recommends a vote FOR the listed nominees.
	For	Withhold
01 - Richard E. Cavanagh	[ ]	[ ]

02 - Frank J. Fabozzi	[ ]	[ ]

03 - Kathleen F. Feldstein	[ ]	[ ]

04 - Ralph L. Schlosstein	[ ]	[ ]

Mark this box with an X if you have made comments below	[ ]

B Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please be sure to sign and date this proxy. Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

/ /

0 0 8 6 9 9 2	1 U P X	C O Y

001CD40001	00JRFA

Proxy - BlackRock Municipal Income Trust

PREFERRED SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the preferred shares of the BlackRock Municipal Income Trust (the "Trust") held of record by the undersigned on February 28, 2006 at the Annual Meeting of Shareholders of the Trust to be held on May 23, 2006 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE MARK BOXES IN BLUE OR BLACK INK.

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

BlackRock California Municipal Income Trust

[ ]	Mark this box with an X if you have made
changes to your name or address details above.

Annual Meeting Proxy Card - Common Shares

A Election of Trustees	PLEASE REFER TO THE REVERSE SIDE FOR TELEPHONE AND INTERNET VOTING INSTRUCTIONS.
1. The Board of Trustees recommends a vote FOR the listed nominees.

	For	Withhold
01 - Richard E. Cavanagh	[ ]	[ ]

02 - Ralph L. Schlosstein	[ ]	[ ]

Mark this box with an X if you have made comments below	[ ]

B Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please be sure to sign and date this proxy. Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

/ /

0 0 8 6 9 8 1	1 U P X	C O Y

001CD40001	00JRBA

Proxy - BlackRock California Municipal Income Trust

COMMON SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of the BlackRock California Municipal Income Trust (the "Trust") held of record by the undersigned on February 28, 2006 at the Annual Meeting of Shareholders of the Trust to be held on May 23, 2006 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE MARK BOXES IN BLUE OR BLACK INK.

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

Telephone and Internet Voting Instructions

You can vote by telephone OR Internet! Available 24 hours a day 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

To vote using the Telephone (within U.S. and Canada)	To vote using the Internet

  Call toll free 1-800-652-VOTE (8683) in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.
  Follow the simple instructions provided by the recorded message.
Go to the following web site: WWW.COMPUTERSHARE.COM/EXPRESSVOTE Enter the information requested on your computer screen and follow the simple instructions.

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.
Proxies submitted by telephone or the Internet must be received by 1:00 a.m., Central Time, on May 23, 2006.
THANK YOU FOR VOTING

BlackRock California Municipal Income Trust

[ ]	Mark this box with an X if you have made
changes to your name or address details above.

Annual Meeting Proxy Card - Preferred Shares

A Election of Trustees
1. The Board of Trustees recommends a vote FOR the listed nominees.
	For	Withhold
01 - Richard E. Cavanagh	[ ]	[ ]

02 - Frank J. Fabozzi	[ ]	[ ]

03 - Kathleen F. Feldstein	[ ]	[ ]

04 - Ralph L. Schlosstein	[ ]	[ ]

Mark this box with an X if you have made comments below	[ ]

B Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please be sure to sign and date this proxy. Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

/ /

0 0 8 6 9 8 2	1 U P X	C O Y

001CD40001	00JRCA

Proxy - BlackRock California Municipal Income Trust

PREFERRED SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the preferred shares of the BlackRock California Municipal Income Trust (the "Trust") held of record by the undersigned on February 28, 2006 at the Annual Meeting of Shareholders of the Trust to be held on May 23, 2006 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE MARK BOXES IN BLUE OR BLACK INK.

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

BlackRock New Jersey Municipal Income Trust

[ ]	Mark this box with an X if you have made
changes to your name or address details above.

Annual Meeting Proxy Card - Common Shares

A Election of Trustees	PLEASE REFER TO THE REVERSE SIDE FOR TELEPHONE AND INTERNET VOTING INSTRUCTIONS.
1. The Board of Trustees recommends a vote FOR the listed nominees.
	For	Withhold
01 - Richard E. Cavanagh	[ ]	[ ]

02 - Ralph L. Schlosstein	[ ]	[ ]

Mark this box with an X if you have made comments below	[ ]

B Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please be sure to sign and date this proxy. Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

/ /

0 0 8 7 0 1 1	1 U P X	C O Y

001CD40001	00JRKA

Proxy - BlackRock New Jersey Municipal Income Trust

COMMON SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of the BlackRock New Jersey Municipal Income Trust (the "Trust") held of record by the undersigned on February 28, 2006 at the Annual Meeting of Shareholders of the Trust to be held on May 23, 2006 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE MARK BOXES IN BLUE OR BLACK INK.

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

Telephone and Internet Voting Instructions

You can vote by telephone OR Internet! Available 24 hours a day 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

To vote using the Telephone (within U.S. and Canada)	To vote using the Internet

  Call toll free 1-800-652-VOTE (8683) in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.
  Follow the simple instructions provided by the recorded message.
Go to the following web site: WWW.COMPUTERSHARE.COM/EXPRESSVOTE Enter the information requested on your computer screen and follow the simple instructions.

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.
Proxies submitted by telephone or the Internet must be received by 1:00 a.m., Central Time, on May 23, 2006.
THANK YOU FOR VOTING

BlackRock New Jersey Municipal Income Trust

[ ]	Mark this box with an X if you have made
changes to your name or address details above.

Annual Meeting Proxy Card - Preferred Shares

A Election of Trustees
1. The Board of Trustees recommends a vote FOR the listed nominees.

	For	Withhold
01 - Richard E. Cavanagh	[ ]	[ ]

02 - Frank J. Fabozzi	[ ]	[ ]

03 - Kathleen F. Feldstein	[ ]	[ ]

04 - Ralph L. Schlosstein	[ ]	[ ]

Mark this box with an X if you have made comments below	[ ]

B Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please be sure to sign and date this proxy. Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

/ /

0 0 8 7 0 1 2	1 U P X	C O Y

001CD40001	00JRLA

Proxy - BlackRock New Jersey Municipal Income Trust

PREFERRED SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the preferred shares of the BlackRock New Jersey Municipal Income Trust (the "Trust") held of record by the undersigned on February 28, 2006 at the Annual Meeting of Shareholders of the Trust to be held on May 23, 2006 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE MARK BOXES IN BLUE OR BLACK INK.

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

BlackRock New York Municipal Income Trust

[ ]	Mark this box with an X if you have made
changes to your name or address details above.

Annual Meeting Proxy Card - Common Shares

A Election of Trustees	PLEASE REFER TO THE REVERSE SIDE FOR TELEPHONE AND INTERNET VOTING INSTRUCTIONS.
1. The Board of Trustees recommends a vote FOR the listed nominees.
	For	Withhold
01 - Richard E. Cavanagh	[ ]	[ ]

02 - Ralph L. Schlosstein	[ ]	[ ]

Mark this box with an X if you have made comments below	[ ]

B Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please be sure to sign and date this proxy. Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

/ /

0 0 8 7 0 2 1	1 U P X	C O Y

001CD40001	00JRNA

Proxy - BlackRock New York Municipal Income Trust

COMMON SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of the BlackRock New York Municipal Income Trust (the "Trust") held of record by the undersigned on February 28, 2006 at the Annual Meeting of Shareholders of the Trust to be held on May 23, 2006 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE MARK BOXES IN BLUE OR BLACK INK.

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

Telephone and Internet Voting Instructions

You can vote by telephone OR Internet! Available 24 hours a day 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

To vote using the Telephone (within U.S. and Canada)	To vote using the Internet

  Call toll free 1-800-652-VOTE (8683) in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.
  Follow the simple instructions provided by the recorded message.
Go to the following web site: WWW.COMPUTERSHARE.COM/EXPRESSVOTE Enter the information requested on your computer screen and follow the simple instructions.

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.
Proxies submitted by telephone or the Internet must be received by 1:00 a.m., Central Time, on May 23, 2006.
THANK YOU FOR VOTING

BlackRock New York Municipal Income Trust

[ ]	Mark this box with an X if you have made
changes to your name or address details above.

Annual Meeting Proxy Card - Preferred Shares

A Election of Trustees
1. The Board of Trustees recommends a vote FOR the listed nominees.
	For	Withhold
01 - Richard E. Cavanagh	[ ]	[ ]

02 - Frank J. Fabozzi	[ ]	[ ]

03 - Kathleen F. Feldstein	[ ]	[ ]

04 - Ralph L. Schlosstein	[ ]	[ ]

Mark this box with an X if you have made comments below	[ ]

B Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please be sure to sign and date this proxy. Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

/ /

0 0 8 7 0 2 2	1 U P X	C O Y

001CD40001	00JROA

Proxy - BlackRock New York Municipal Income Trust

PREFERRED SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the preferred shares of the BlackRock New York Municipal Income Trust (the "Trust") held of record by the undersigned on February 28, 2006 at the Annual Meeting of Shareholders of the Trust to be held on May 23, 2006 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE MARK BOXES IN BLUE OR BLACK INK.

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

BlackRock California
Municipal 2018 Term Trust

[ ]	Mark this box with an X if you have made
changes to your name or address details above.

Annual Meeting Proxy Card - Common Shares

A Election of Trustees	PLEASE REFER TO THE REVERSE SIDE FOR TELEPHONE AND INTERNET VOTING INSTRUCTIONS.

1. The Board of Trustees recommends a vote FOR the listed nominees.	For	Withhold
01 - Richard E. Cavanagh	[ ]	[ ]

02 - Ralph L. Schlosstein	[ ]	[ ]

Mark this box with an X if you have made comments below	[ ]

B Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please be sure to sign and date this proxy. Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

/ /

0 0 8 6 9 3 1	1 U P X	C O Y

001CD40001	00JKQA

Proxy - BlackRock California Municipal 2018 Term Trust

COMMON SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of the BlackRock California Municipal 2018 Term Trust (the "Trust") held of record by the undersigned on February 28, 2006 at the Annual Meeting of Shareholders of the Trust to be held on May 23, 2006 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE MARK BOXES IN BLUE OR BLACK INK.

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

Telephone and Internet Voting Instructions

You can vote by telephone OR Internet! Available 24 hours a day 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

To vote using the Telephone (within U.S. and Canada)	To vote using the Internet

  Call toll free 1-800-652-VOTE (8683) in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.
  Follow the simple instructions provided by the recorded message.
Go to the following web site: WWW.COMPUTERSHARE.COM/EXPRESSVOTE Enter the information requested on your computer screen and follow the simple instructions.

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.
Proxies submitted by telephone or the Internet must be received by 1:00 a.m., Central Time, on May 23, 2006.
THANK YOU FOR VOTING

BlackRock California
Municipal 2018 Term Trust

[ ]	Mark this box with an X if you have made
changes to your name or address details above.

Annual Meeting Proxy Card - Preferred Shares

A   Election of Trustees

1. The Board of Trustees recommends a vote FOR the listed nominees.
	For	Withhold
01 - Richard E. Cavanagh	[ ]	[ ]

02 - Frank J. Fabozzi	[ ]	[ ]

03 - Kathleen F. Feldstein	[ ]	[ ]

04 - Ralph L. Schlosstein	[ ]	[ ]

Mark this box with an X if you have made comments below	[ ]

B Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please be sure to sign and date this proxy. Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

/ /

0 0 8 6 9 3 2	1 U P X	C O Y

001CD40001	00JKRA

Proxy - BlackRock California Municipal 2018 Term Trust

PREFERRED SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the preferred shares of the BlackRock California Municipal 2018 Term Trust (the "Trust") held of record by the undersigned on February 28, 2006 at the Annual Meeting of Shareholders of the Trust to be held on May 23, 2006 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE MARK BOXES IN BLUE OR BLACK INK.

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

BlackRock Municipal 2018 Term Trust

[ ]	Mark this box with an X if you have made
changes to your name or address details above.

Annual Meeting Proxy Card - Common Shares

A Election of Trustees	PLEASE REFER TO THE REVERSE SIDE FOR TELEPHONE AND INTERNET VOTING INSTRUCTIONS.
1. The Board of Trustees recommends a vote FOR the listed nominees.
	For	Withhold
01 - Richard E. Cavanagh	[ ]	[ ]

02 - Ralph L. Schlosstein	[ ]	[ ]

Mark this box with an X if you have made comments below	[ ]

B Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please be sure to sign and date this proxy. Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

/ /

0 0 8 6 9 6 1	1 U P X	C O Y

001CD40001	00JR8A

Proxy - BlackRock Municipal 2018 Term Trust

COMMON SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of the BlackRock Municipal 2018 Term Trust (the "Trust") held of record by the undersigned on February 28, 2006 at the Annual Meeting of Shareholders of the Trust to be held on May 23, 2006 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE MARK BOXES IN BLUE OR BLACK INK.

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

Telephone and Internet Voting Instructions

You can vote by telephone OR Internet! Available 24 hours a day 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

To vote using the Telephone (within U.S. and Canada)	To vote using the Internet

  Call toll free 1-800-652-VOTE (8683) in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.
  Follow the simple instructions provided by the recorded message.
Go to the following web site: WWW.COMPUTERSHARE.COM/EXPRESSVOTE Enter the information requested on your computer screen and follow the simple instructions.

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.
Proxies submitted by telephone or the Internet must be received by 1:00 a.m., Central Time, on May 23, 2006.
THANK YOU FOR VOTING

BlackRock Municipal 2018 Term Trust

[ ]	Mark this box with an X if you have made
changes to your name or address details above.

Annual Meeting Proxy Card - Preferred Shares

A Election of Trustees
1. The Board of Trustees recommends a vote FOR the listed nominees.
	For	Withhold
01 - Richard E. Cavanagh	[ ]	[ ]

02 - Frank J. Fabozzi	[ ]	[ ]

03 - Kathleen F. Feldstein	[ ]	[ ]

04 - Ralph L. Schlosstein	[ ]	[ ]

Mark this box with an X if you have made comments below	[ ]

B Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please be sure to sign and date this proxy. Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

/ /

0 0 8 6 9 6 2	1 U P X	C O Y

001CD40001	00JR9A

Proxy - BlackRock Municipal 2018 Term Trust

PREFERRED SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the preferred shares of the BlackRock Municipal 2018 Term Trust (the "Trust") held of record by the undersigned on February 28, 2006 at the Annual Meeting of Shareholders of the Trust to be held on May 23, 2006 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE MARK BOXES IN BLUE OR BLACK INK.

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

BlackRock New York Municipal 2018 Term Trust

[ ]	Mark this box with an X if you have made
changes to your name or address details above.

Annual Meeting Proxy Card - Common Shares

A Election of Trustees	PLEASE REFER TO THE REVERSE SIDE FOR TELEPHONE AND INTERNET VOTING INSTRUCTIONS.
1. The Board of Trustees recommends a vote FOR the listed nominees.
	For	Withhold
01 - Richard E. Cavanagh	[ ]	[ ]

02 - Ralph L. Schlosstein	[ ]	[ ]

Mark this box with an X if you have made comments below	[ ]

B Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please be sure to sign and date this proxy. Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

/ /

0 0 8 6 9 4 1	1 U P X	C O Y

001CD40001	00JR5A

Proxy - BlackRock New York Municipal 2018 Term Trust

COMMON SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of the BlackRock New York Municipal 2018 Term Trust (the "Trust") held of record by the undersigned on February 28, 2006 at the Annual Meeting of Shareholders of the Trust to be held on May 23, 2006 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE MARK BOXES IN BLUE OR BLACK INK.

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

Telephone and Internet Voting Instructions

You can vote by telephone OR Internet! Available 24 hours a day 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

To vote using the Telephone (within U.S. and Canada)	To vote using the Internet

  Call toll free 1-800-652-VOTE (8683) in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.
  Follow the simple instructions provided by the recorded message.
Go to the following web site: WWW.COMPUTERSHARE.COM/EXPRESSVOTE Enter the information requested on your computer screen and follow the simple instructions.

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.
Proxies submitted by telephone or the Internet must be received by 1:00 a.m., Central Time, on May 23, 2006.
THANK YOU FOR VOTING

BlackRock New York Municipal 2018 Term Trust

[ ]	Mark this box with an X if you have made
changes to your name or address details above.

Annual Meeting Proxy Card - Preferred Shares

A Election of Trustees
1. The Board of Trustees recommends a vote FOR the listed nominees.
	For	Withhold
01 - Richard E. Cavanagh	[ ]	[ ]

02 - Frank J. Fabozzi	[ ]	[ ]

03 - Kathleen F. Feldstein	[ ]	[ ]

04 - Ralph L. Schlosstein	[ ]	[ ]

Mark this box with an X if you have made comments below	[ ]

B Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please be sure to sign and date this proxy. Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

/ /

0 0 8 6 9 4 2	1 U P X	C O Y

001CD40001	00JR6A

Proxy - BlackRock New York Municipal 2018 Term Trust

PREFERRED SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the preferred shares of the BlackRock New York Municipal 2018 Term Trust (the "Trust") held of record by the undersigned on February 28, 2006 at the Annual Meeting of Shareholders of the Trust to be held on May 23, 2006 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE MARK BOXES IN BLUE OR BLACK INK.

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

BlackRock Core Bond Trust

[ ]	Mark this box with an X if you have made
changes to your name or address details above.

Annual Meeting Proxy Card - Common Shares

A Election of Trustees	PLEASE REFER TO THE REVERSE SIDE FOR TELEPHONE AND INTERNET VOTING INSTRUCTIONS.

1. The Board of Trustees recommends a vote FOR the listed nominees.
	For	Withhold
01 - Frank J. Fabozzi	[ ]	[ ]

02 - Kathleen F. Feldstein	[ ]	[ ]

03 - Ralph L. Schlosstein	[ ]	[ ]

Mark this box with an X if you have made comments below	[ ]

B Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please be sure to sign and date this proxy. Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

/ /

0 0 8 7 0 4 1	1 U P X	C O Y

001CD40001	00JLJA

Proxy - BlackRock Core Bond Trust

COMMON SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of the BlackRock Core Bond Trust (the "Trust") held of record by the undersigned on February 28, 2006 at the Annual Meeting of Shareholders of the Trust to be held on May 23, 2006 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE MARK BOXES IN BLUE OR BLACK INK.

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

Telephone and Internet Voting Instructions

You can vote by telephone OR Internet! Available 24 hours a day 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

To vote using the Telephone (within U.S. and Canada)	To vote using the Internet

  Call toll free 1-800-652-VOTE (8683) in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.
  Follow the simple instructions provided by the recorded message.
Go to the following web site: WWW.COMPUTERSHARE.COM/EXPRESSVOTE Enter the information requested on your computer screen and follow the simple instructions.

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.
Proxies submitted by telephone or the Internet must be received by 1:00 a.m., Central Time, on May 23, 2006.
THANK YOU FOR VOTING

BlackRock Strategic Bond Trust

[ ]	Mark this box with an X if you have made
changes to your name or address details above.

Annual Meeting Proxy Card - Common Shares

A Election of Trustees	PLEASE REFER TO THE REVERSE SIDE FOR TELEPHONE AND INTERNET VOTING INSTRUCTIONS.

1. The Board of Trustees recommends a vote FOR the listed nominees.
	For	Withhold
01 - Frank J. Fabozzi	[ ]	[ ]

02 - Kathleen F. Feldstein	[ ]	[ ]

03 - Ralph L. Schlosstein	[ ]	[ ]

Mark this box with an X if you have made comments below	[ ]

B Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please be sure to sign and date this proxy. Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

/ /

0 0 8 7 0 5 1	1 U P X	C O Y

001CD40001	00JQTA

Proxy - BlackRock Strategic Bond Trust

COMMON SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of the BlackRock Strategic Bond Trust (the "Trust") held of record by the undersigned on February 28, 2006 at the Annual Meeting of Shareholders of the Trust to be held on May 23, 2006 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE MARK BOXES IN BLUE OR BLACK INK.

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

Telephone and Internet Voting Instructions

You can vote by telephone OR Internet! Available 24 hours a day 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

To vote using the Telephone (within U.S. and Canada)	To vote using the Internet

  Call toll free 1-800-652-VOTE (8683) in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.
  Follow the simple instructions provided by the recorded message.
Go to the following web site: WWW.COMPUTERSHARE.COM/EXPRESSVOTE Enter the information requested on your computer screen and follow the simple instructions.

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.
Proxies submitted by telephone or the Internet must be received by 1:00 a.m., Central Time, on May 23, 2006.
THANK YOU FOR VOTING

BlackRock Municipal Bond Trust

[ ]	Mark this box with an X if you have made
changes to your name or address details above.

Annual Meeting Proxy Card - Common Shares

A Election of Trustees	PLEASE REFER TO THE REVERSE SIDE FOR TELEPHONE AND INTERNET VOTING INSTRUCTIONS.

1. The Board of Trustees recommends a vote FOR the listed nominees.
	For	Withhold
01 - Richard E. Cavanagh	[ ]	[ ]

02 - R. Glenn Hubbard	[ ]	[ ]

Mark this box with an X if you have made comments below	[ ]

B Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please be sure to sign and date this proxy. Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

/ /

0 0 8 6 8 3 1	1 U P X	C O Y

001CD40001	00JSEA

Proxy - BlackRock Municipal Bond Trust

COMMON SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of the BlackRock Municipal Bond Trust (the "Trust") held of record by the undersigned on February 28, 2006 at the Annual Meeting of Shareholders of the Trust to be held on May 23, 2006 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE MARK BOXES IN BLUE OR BLACK INK.

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

Telephone and Internet Voting Instructions

You can vote by telephone OR Internet! Available 24 hours a day 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

To vote using the Telephone (within U.S. and Canada)	To vote using the Internet

  Call toll free 1-800-652-VOTE (8683) in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.
  Follow the simple instructions provided by the recorded message.
Go to the following web site: WWW.COMPUTERSHARE.COM/EXPRESSVOTE Enter the information requested on your computer screen and follow the simple instructions.

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.
Proxies submitted by telephone or the Internet must be received by 1:00 a.m., Central Time, on May 23, 2006.
THANK YOU FOR VOTING

BlackRock Municipal Bond Trust

[ ]	Mark this box with an X if you have made
changes to your name or address details above.

Annual Meeting Proxy Card - Preferred Shares

A Election of Trustees

1. The Board of Trustees recommends a vote FOR the listed nominees.
	For	Withhold
01 - Richard E. Cavanagh	[ ]	[ ]

02 - Kathleen F. Feldstein	[ ]	[ ]

03 - R. Glenn Hubbard	[ ]	[ ]

Mark this box with an X if you have made comments below	[ ]

B Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please be sure to sign and date this proxy. Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

/ /

0 0 8 6 8 3 2	1 U P X	C O Y

001CD40001	00JSFA

Proxy - BlackRock Municipal Bond Trust

PREFERRED SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the preferred shares of the BlackRock Municipal Bond Trust (the "Trust") held of record by the undersigned on February 28, 2006 at the Annual Meeting of Shareholders of the Trust to be held on May 23, 2006 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE MARK BOXES IN BLUE OR BLACK INK.

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

BlackRock California Municipal Bond Trust

[ ]	Mark this box with an X if you have made
changes to your name or address details above.

Annual Meeting Proxy Card - Common Shares

A Election of Trustees	PLEASE REFER TO THE REVERSE SIDE FOR TELEPHONE AND INTERNET VOTING INSTRUCTIONS.

1. The Board of Trustees recommends a vote FOR the listed nominees.
	For	Withhold
01 - Richard E. Cavanagh	[ ]	[ ]

02 - R. Glenn Hubbard	[ ]	[ ]

Mark this box with an X if you have made comments below	[ ]

B Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please be sure to sign and date this proxy. Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

/ /

0 0 8 6 8 2 1	1 U P X	C O Y

001CD40001	00JSBA

Proxy - BlackRock California Municipal Bond Trust

COMMON SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of the BlackRock California Municipal Bond Trust (the "Trust") held of record by the undersigned on February 28, 2006 at the Annual Meeting of Shareholders of the Trust to be held on May 23, 2006 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE MARK BOXES IN BLUE OR BLACK INK.

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

Telephone and Internet Voting Instructions

You can vote by telephone OR Internet! Available 24 hours a day 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

To vote using the Telephone (within U.S. and Canada)	To vote using the Internet

  Call toll free 1-800-652-VOTE (8683) in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.
  Follow the simple instructions provided by the recorded message.
Go to the following web site: WWW.COMPUTERSHARE.COM/EXPRESSVOTE Enter the information requested on your computer screen and follow the simple instructions.

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.
Proxies submitted by telephone or the Internet must be received by 1:00 a.m., Central Time, on May 23, 2006.
THANK YOU FOR VOTING

BlackRock California Municipal Bond Trust

[ ]	Mark this box with an X if you have made
changes to your name or address details above.

Annual Meeting Proxy Card - Preferred Shares

A Election of Trustees

1. The Board of Trustees recommends a vote FOR the listed nominees.
	For	Withhold
01 - Richard E. Cavanagh	[ ]	[ ]

02 - Kathleen F. Feldstein	[ ]	[ ]

03 - R. Glenn Hubbard	[ ]	[ ]

Mark this box with an X if you have made comments below	[ ]

B Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please be sure to sign and date this proxy. Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

/ /

0 0 8 6 8 2 2	1 U P X	C O Y

001CD40001	00JSDA

Proxy - BlackRock California Municipal Bond Trust

PREFERRED SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the preferred shares of the BlackRock California Municipal Bond Trust (the "Trust") held of record by the undersigned on February 28, 2006 at the Annual Meeting of Shareholders of the Trust to be held on May 23, 2006 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE MARK BOXES IN BLUE OR BLACK INK.

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

BlackRock Florida Municipal Bond Trust

[ ]	Mark this box with an X if you have made
changes to your name or address details above.

Annual Meeting Proxy Card - Common Shares

A Election of Trustees	PLEASE REFER TO THE REVERSE SIDE FOR TELEPHONE AND INTERNET VOTING INSTRUCTIONS.

1. The Board of Trustees recommends a vote FOR the listed nominees.
	For	Withhold
01 - Richard E. Cavanagh	[ ]	[ ]

02 - R. Glenn Hubbard	[ ]	[ ]

Mark this box with an X if you have made comments below	[ ]

B Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please be sure to sign and date this proxy. Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

/ /

0 0 8 6 8 5 1	1 U P X	C O Y

001CD40001	00JSHA

Proxy - BlackRock Florida Municipal Bond Trust

COMMON SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of the BlackRock Florida Municipal Bond Trust (the "Trust") held of record by the undersigned on February 28, 2006 at the Annual Meeting of Shareholders of the Trust to be held on May 23, 2006 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE MARK BOXES IN BLUE OR BLACK INK.

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

Telephone and Internet Voting Instructions

You can vote by telephone OR Internet! Available 24 hours a day 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

To vote using the Telephone (within U.S. and Canada)	To vote using the Internet

  Call toll free 1-800-652-VOTE (8683) in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.
  Follow the simple instructions provided by the recorded message.
Go to the following web site: WWW.COMPUTERSHARE.COM/EXPRESSVOTE Enter the information requested on your computer screen and follow the simple instructions.

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.
Proxies submitted by telephone or the Internet must be received by 1:00 a.m., Central Time, on May 23, 2006.
THANK YOU FOR VOTING

BlackRock Florida Municipal Bond Trust

[ ]	Mark this box with an X if you have made
changes to your name or address details above.

Annual Meeting Proxy Card - Preferred Shares

A Election of Trustees

1. The Board of Trustees recommends a vote FOR the listed nominees.
	For	Withhold
01 - Richard E. Cavanagh	[ ]	[ ]

02 - Kathleen F. Feldstein	[ ]	[ ]

03 - R. Glenn Hubbard	[ ]	[ ]

Mark this box with an X if you have made comments below	[ ]

B Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please be sure to sign and date this proxy. Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

/ /

0 0 8 6 8 5 2	1 U P X	C O Y

001CD40001	00JSIA

Proxy - BlackRock Florida Municipal Bond Trust

PREFERRED SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the preferred shares of the BlackRock Florida Municipal Bond Trust (the "Trust") held of record by the undersigned on February 28, 2006 at the Annual Meeting of Shareholders of the Trust to be held on May 23, 2006 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE MARK BOXES IN BLUE OR BLACK INK.

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

BlackRock Maryland Municipal Bond Trust

[ ]	Mark this box with an X if you have made
changes to your name or address details above.

Annual Meeting Proxy Card - Common Shares

A Election of Trustees	PLEASE REFER TO THE REVERSE SIDE FOR TELEPHONE AND INTERNET VOTING INSTRUCTIONS.

1. The Board of Trustees recommends a vote FOR the listed nominees.
	For	Withhold
01 - Richard E. Cavanagh	[ ]	[ ]

02 - R. Glenn Hubbard	[ ]	[ ]

Mark this box with an X if you have made comments below	[ ]

B Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please be sure to sign and date this proxy. Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

/ /

0 0 8 6 8 8 1	1 U P X	C O Y

001CD40001	00JSQA

Proxy - BlackRock Maryland Municipal Bond Trust

COMMON SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of the BlackRock Maryland Municipal Bond Trust (the "Trust") held of record by the undersigned on February 28, 2006 at the Annual Meeting of Shareholders of the Trust to be held on May 23, 2006 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE MARK BOXES IN BLUE OR BLACK INK.

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

Telephone and Internet Voting Instructions

You can vote by telephone OR Internet! Available 24 hours a day 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

To vote using the Telephone (within U.S. and Canada)	To vote using the Internet

  Call toll free 1-800-652-VOTE (8683) in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.
  Follow the simple instructions provided by the recorded message.
Go to the following web site: WWW.COMPUTERSHARE.COM/EXPRESSVOTE Enter the information requested on your computer screen and follow the simple instructions.

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.
Proxies submitted by telephone or the Internet must be received by 1:00 a.m., Central Time, on May 23, 2006.
THANK YOU FOR VOTING

BlackRock Maryland Municipal Bond Trust

[ ]	Mark this box with an X if you have made
changes to your name or address details above.

Annual Meeting Proxy Card - Preferred Shares

A Election of Trustees

1. The Board of Trustees recommends a vote FOR the listed nominees.
	For	Withhold
01 - Richard E. Cavanagh	[ ]	[ ]

02 - Kathleen F. Feldstein	[ ]	[ ]

03 - R. Glenn Hubbard	[ ]	[ ]

Mark this box with an X if you have made comments below	[ ]

B Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please be sure to sign and date this proxy. Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

/ /

0 0 8 6 8 8 2	1 U P X	C O Y

001CD40001	00JSRA

Proxy - BlackRock Maryland Municipal Bond Trust

PREFERRED SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the preferred shares of the BlackRock Maryland Municipal Bond Trust (the "Trust") held of record by the undersigned on February 28, 2006 at the Annual Meeting of Shareholders of the Trust to be held on May 23, 2006 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE MARK BOXES IN BLUE OR BLACK INK.

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

BlackRock New Jersey Municipal Bond Trust

[ ]	Mark this box with an X if you have made
changes to your name or address details above.

Annual Meeting Proxy Card - Common Shares

A Election of Trustees	PLEASE REFER TO THE REVERSE SIDE FOR TELEPHONE AND INTERNET VOTING INSTRUCTIONS.

1. The Board of Trustees recommends a vote FOR the listed nominees.
	For	Withhold
01 - Richard E. Cavanagh	[ ]	[ ]

02 - R. Glenn Hubbard	[ ]	[ ]

Mark this box with an X if you have made comments below	[ ]

B Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please be sure to sign and date this proxy. Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

/ /

0 0 8 6 8 6 1	1 U P X	C O Y

001CD40001	00JSKA

Proxy - BlackRock New Jersey Municipal Bond Trust

COMMON SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of the BlackRock New Jersey Municipal Bond Trust (the "Trust") held of record by the undersigned on February 28, 2006 at the Annual Meeting of Shareholders of the Trust to be held on May 23, 2006 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE MARK BOXES IN BLUE OR BLACK INK.

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

Telephone and Internet Voting Instructions

You can vote by telephone OR Internet! Available 24 hours a day 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

To vote using the Telephone (within U.S. and Canada)	To vote using the Internet

  Call toll free 1-800-652-VOTE (8683) in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.
  Follow the simple instructions provided by the recorded message.
Go to the following web site: WWW.COMPUTERSHARE.COM/EXPRESSVOTE Enter the information requested on your computer screen and follow the simple instructions.

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.
Proxies submitted by telephone or the Internet must be received by 1:00 a.m., Central Time, on May 23, 2006.
THANK YOU FOR VOTING

BlackRock New Jersey Municipal Bond Trust

[ ]	Mark this box with an X if you have made
changes to your name or address details above.

Annual Meeting Proxy Card - Preferred Shares

A Election of Trustees

1. The Board of Trustees recommends a vote FOR the listed nominees.
	For	Withhold
01 - Richard E. Cavanagh	[ ]	[ ]

02 - Kathleen F. Feldstein	[ ]	[ ]

03 - R. Glenn Hubbard	[ ]	[ ]

Mark this box with an X if you have made comments below	[ ]

B Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please be sure to sign and date this proxy. Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

/ /

0 0 8 6 8 6 2	1 U P X	C O Y

001CD40001	00JSLA

Proxy - BlackRock New Jersey Municipal Bond Trust

PREFERRED SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the preferred shares of the BlackRock New Jersey Municipal Bond Trust (the "Trust") held of record by the undersigned on February 28, 2006 at the Annual Meeting of Shareholders of the Trust to be held on May 23, 2006 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE MARK BOXES IN BLUE OR BLACK INK.

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

BlackRock New York Municipal Bond Trust

[ ]	Mark this box with an X if you have made
changes to your name or address details above.

Annual Meeting Proxy Card - Common Shares

A Election of Trustees	PLEASE REFER TO THE REVERSE SIDE FOR TELEPHONE AND INTERNET VOTING INSTRUCTIONS.

1. The Board of Trustees recommends a vote FOR the listed nominees.
	For	Withhold
01 - Richard E. Cavanagh	[ ]	[ ]

02 - R. Glenn Hubbard	[ ]	[ ]

Mark this box with an X if you have made comments below	[ ]

B Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please be sure to sign and date this proxy. Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

/ /

0 0 8 6 8 7 1	1 U P X	C O Y

001CD40001	00JSNA

Proxy - BlackRock New York Municipal Bond Trust

COMMON SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of the BlackRock New York Municipal Bond Trust (the "Trust") held of record by the undersigned on February 28, 2006 at the Annual Meeting of Shareholders of the Trust to be held on May 23, 2006 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE MARK BOXES IN BLUE OR BLACK INK.

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

Telephone and Internet Voting Instructions

You can vote by telephone OR Internet! Available 24 hours a day 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

To vote using the Telephone (within U.S. and Canada)	To vote using the Internet

  Call toll free 1-800-652-VOTE (8683) in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.
  Follow the simple instructions provided by the recorded message.
Go to the following web site: WWW.COMPUTERSHARE.COM/EXPRESSVOTE Enter the information requested on your computer screen and follow the simple instructions.

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.
Proxies submitted by telephone or the Internet must be received by 1:00 a.m., Central Time, on May 23, 2006.
THANK YOU FOR VOTING

BlackRock New York Municipal Bond Trust

[ ]	Mark this box with an X if you have made
changes to your name or address details above.

Annual Meeting Proxy Card - Preferred Shares

A Election of Trustees

1. The Board of Trustees recommends a vote FOR the listed nominees.
	For	Withhold
01 - Richard E. Cavanagh	[ ]	[ ]

02 - Kathleen F. Feldstein	[ ]	[ ]

03 - R. Glenn Hubbard	[ ]	[ ]

Mark this box with an X if you have made comments below	[ ]

B Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please be sure to sign and date this proxy. Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

/ /

0 0 8 6 8 7 2	1 U P X	C O Y

001CD40001	00JSOA

Proxy - BlackRock New York Municipal Bond Trust

PREFERRED SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the preferred shares of the BlackRock New York Municipal Bond Trust (the "Trust") held of record by the undersigned on February 28, 2006 at the Annual Meeting of Shareholders of the Trust to be held on May 23, 2006 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE MARK BOXES IN BLUE OR BLACK INK.

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

BlackRock Virginia Municipal Bond Trust

[ ]	Mark this box with an X if you have made
changes to your name or address details above.

Annual Meeting Proxy Card - Common Shares

A Election of Trustees	PLEASE REFER TO THE REVERSE SIDE FOR TELEPHONE AND INTERNET VOTING INSTRUCTIONS.

1. The Board of Trustees recommends a vote FOR the listed nominees.
	For	Withhold
01 - Richard E. Cavanagh	[ ]	[ ]

02 - R. Glenn Hubbard	[ ]	[ ]

Mark this box with an X if you have made comments below	[ ]

B Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please be sure to sign and date this proxy. Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

/ /

0 0 8 6 9 0 1	1 U P X	C O Y

001CD40001	00JSTA

Proxy - BlackRock Virginia Municipal Bond Trust

COMMON SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of the BlackRock Virginia Municipal Bond Trust (the "Trust") held of record by the undersigned on February 28, 2006 at the Annual Meeting of Shareholders of the Trust to be held on May 23, 2006 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE MARK BOXES IN BLUE OR BLACK INK.

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

Telephone and Internet Voting Instructions

You can vote by telephone OR Internet! Available 24 hours a day 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

To vote using the Telephone (within U.S. and Canada)	To vote using the Internet

  Call toll free 1-800-652-VOTE (8683) in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.
  Follow the simple instructions provided by the recorded message.
Go to the following web site: WWW.COMPUTERSHARE.COM/EXPRESSVOTE Enter the information requested on your computer screen and follow the simple instructions.

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.
Proxies submitted by telephone or the Internet must be received by 1:00 a.m., Central Time, on May 23, 2006.
THANK YOU FOR VOTING

BlackRock Virginia Municipal Bond Trust

[ ]	Mark this box with an X if you have made
changes to your name or address details above.

Annual Meeting Proxy Card - Preferred Shares

A Election of Trustees

1. The Board of Trustees recommends a vote FOR the listed nominees.
	For	Withhold
01 - Richard E. Cavanagh	[ ]	[ ]

02 - Kathleen F. Feldstein	[ ]	[ ]

03 - R. Glenn Hubbard	[ ]	[ ]

Mark this box with an X if you have made comments below	[ ]

B Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please be sure to sign and date this proxy. Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

/ /

0 0 8 6 9 0 2	1 U P X	C O Y

001CD40001	00JSUA

Proxy - BlackRock Virginia Municipal Bond Trust

PREFERRED SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the preferred shares of the BlackRock Virginia Municipal Bond Trust (the "Trust") held of record by the undersigned on February 28, 2006 at the Annual Meeting of Shareholders of the Trust to be held on May 23, 2006 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE MARK BOXES IN BLUE OR BLACK INK.

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

BlackRock Municipal Income Trust II

[ ]	Mark this box with an X if you have made
changes to your name or address details above.

Annual Meeting Proxy Card - Common Shares

A Election of Trustees	PLEASE REFER TO THE REVERSE SIDE FOR TELEPHONE AND INTERNET VOTING INSTRUCTIONS.

1. The Board of Trustees recommends a vote FOR the listed nominees.
	For	Withhold
01 - Richard E. Cavanagh	[ ]	[ ]

02 - R. Glenn Hubbard	[ ]	[ ]

Mark this box with an X if you have made comments below	[ ]

B Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please be sure to sign and date this proxy. Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

/ /

0 0 8 6 7 9 1	1 U P X	C O Y

001CD40001	00JS2A

Proxy - BlackRock Municipal Income Trust II

COMMON SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of the BlackRock Municipal Income Trust II (the "Trust") held of record by the undersigned on February 28, 2006 at the Annual Meeting of Shareholders of the Trust to be held on May 23, 2006 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE MARK BOXES IN BLUE OR BLACK INK.

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

Telephone and Internet Voting Instructions

You can vote by telephone OR Internet! Available 24 hours a day 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

To vote using the Telephone (within U.S. and Canada)	To vote using the Internet

  Call toll free 1-800-652-VOTE (8683) in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.
  Follow the simple instructions provided by the recorded message.
Go to the following web site: WWW.COMPUTERSHARE.COM/EXPRESSVOTE Enter the information requested on your computer screen and follow the simple instructions.

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.
Proxies submitted by telephone or the Internet must be received by 1:00 a.m., Central Time, on May 23, 2006.
THANK YOU FOR VOTING

BlackRock Municipal Income Trust II

[ ]	Mark this box with an X if you have made
changes to your name or address details above.

Annual Meeting Proxy Card - Preferred Shares

A Election of Trustees

1. The Board of Trustees recommends a vote FOR the listed nominees.
	For	Withhold
01 - Richard E. Cavanagh	[ ]	[ ]

02 - Kathleen F. Feldstein	[ ]	[ ]

03 - R. Glenn Hubbard	[ ]	[ ]

Mark this box with an X if you have made comments below	[ ]

B Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please be sure to sign and date this proxy. Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

/ /

0 0 8 6 7 9 2	1 U P X	C O Y

001CD40001	00JS3A

Proxy - BlackRock Municipal Income Trust II

PREFERRED SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the preferred shares of the BlackRock Municipal Income Trust II (the "Trust") held of record by the undersigned on February 28, 2006 at the Annual Meeting of Shareholders of the Trust to be held on May 23, 2006 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE MARK BOXES IN BLUE OR BLACK INK.

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

BlackRock California
Municipal Income Trust II

[ ]	Mark this box with an X if you have made
changes to your name or address details above.

Annual Meeting Proxy Card - Common Shares

A Election of Trustees	PLEASE REFER TO THE REVERSE SIDE FOR TELEPHONE AND INTERNET VOTING INSTRUCTIONS.

1. The Board of Trustees recommends a vote FOR the listed nominees.
	For	Withhold
01 - Richard E. Cavanagh	[ ]	[ ]

02 - R. Glenn Hubbard	[ ]	[ ]

Mark this box with an X if you have made comments below	[ ]

B Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please be sure to sign and date this proxy. Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

/ /

0 0 8 6 8 1 1	1 U P X	C O Y

001CD40001	00JS8A

Proxy - BlackRock California Municipal Income Trust II

COMMON SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of the BlackRock California Municipal Income Trust II (the "Trust") held of record by the undersigned on February 28, 2006 at the Annual Meeting of Shareholders of the Trust to be held on May 23, 2006 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE MARK BOXES IN BLUE OR BLACK INK.

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

Telephone and Internet Voting Instructions

You can vote by telephone OR Internet! Available 24 hours a day 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

To vote using the Telephone (within U.S. and Canada)	To vote using the Internet

  Call toll free 1-800-652-VOTE (8683) in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.
  Follow the simple instructions provided by the recorded message.
Go to the following web site: WWW.COMPUTERSHARE.COM/EXPRESSVOTE Enter the information requested on your computer screen and follow the simple instructions.

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.
Proxies submitted by telephone or the Internet must be received by 1:00 a.m., Central Time, on May 23, 2006.
THANK YOU FOR VOTING

BlackRock California
Municipal Income Trust II

[ ]	Mark this box with an X if you have made
changes to your name or address details above.

Annual Meeting Proxy Card - Preferred Shares

A Election of Trustees

1. The Board of Trustees recommends a vote FOR the listed nominees.
	For	Withhold
01 - Richard E. Cavanagh	[ ]	[ ]

02 - Kathleen F. Feldstein	[ ]	[ ]

03 - R. Glenn Hubbard	[ ]	[ ]

Mark this box with an X if you have made comments below	[ ]

B Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please be sure to sign and date this proxy. Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

/ /

0 0 8 6 8 1 2	1 U P X	C O Y

001CD40001	00JS9A

Proxy - BlackRock California Municipal Income Trust II

PREFERRED SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the preferred shares of the BlackRock California Municipal Income Trust II (the "Trust") held of record by the undersigned on February 28, 2006 at the Annual Meeting of Shareholders of the Trust to be held on May 23, 2006 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE MARK BOXES IN BLUE OR BLACK INK.

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

BlackRock New York
Municipal Income Trust II

[ ]	Mark this box with an X if you have made
changes to your name or address details above.

Annual Meeting Proxy Card - Common Shares

A Election of Trustees	PLEASE REFER TO THE REVERSE SIDE FOR TELEPHONE AND INTERNET VOTING INSTRUCTIONS.

1. The Board of Trustees recommends a vote FOR the listed nominees.
	For	Withhold
01 - Richard E. Cavanagh	[ ]	[ ]

02 - R. Glenn Hubbard	[ ]	[ ]

Mark this box with an X if you have made comments below	[ ]

B Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please be sure to sign and date this proxy. Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

/ /

0 0 8 6 8 0 1	1 U P X	C O Y

001CD40001	00JS5A

Proxy - BlackRock New York Municipal Income Trust II

COMMON SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of the BlackRock New York Municipal Income Trust II (the "Trust") held of record by the undersigned on February 28, 2006 at the Annual Meeting of Shareholders of the Trust to be held on May 23, 2006 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE MARK BOXES IN BLUE OR BLACK INK.

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

Telephone and Internet Voting Instructions

You can vote by telephone OR Internet! Available 24 hours a day 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

To vote using the Telephone (within U.S. and Canada)	To vote using the Internet

  Call toll free 1-800-652-VOTE (8683) in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.
  Follow the simple instructions provided by the recorded message.
Go to the following web site: WWW.COMPUTERSHARE.COM/EXPRESSVOTE Enter the information requested on your computer screen and follow the simple instructions.

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.
Proxies submitted by telephone or the Internet must be received by 1:00 a.m., Central Time, on May 23, 2006.
THANK YOU FOR VOTING

BlackRock New York
Municipal Income Trust II

[ ]	Mark this box with an X if you have made
changes to your name or address details above.

Annual Meeting Proxy Card - Preferred Shares

A Election of Trustees

1. The Board of Trustees recommends a vote FOR the listed nominees.
	For	Withhold
01 - Richard E. Cavanagh	[ ]	[ ]

02 - Kathleen F. Feldstein	[ ]	[ ]

03 - R. Glenn Hubbard	[ ]	[ ]

Mark this box with an X if you have made comments below	[ ]

B Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please be sure to sign and date this proxy. Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

/ /

0 0 8 6 8 0 2	1 U P X	C O Y

001CD40001	00JS6A

Proxy - BlackRock New York Municipal Income Trust II

PREFERRED SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the preferred shares of the BlackRock New York Municipal Income Trust II (the "Trust") held of record by the undersigned on February 28, 2006 at the Annual Meeting of Shareholders of the Trust to be held on May 23, 2006 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE MARK BOXES IN BLUE OR BLACK INK.

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

BlackRock Insured Municipal Income Trust

[ ]	Mark this box with an X if you have made
changes to your name or address details above.

Annual Meeting Proxy Card - Common Shares

A Election of Trustees	PLEASE REFER TO THE REVERSE SIDE FOR TELEPHONE AND INTERNET VOTING INSTRUCTIONS.

1. The Board of Trustees recommends a vote FOR the listed nominees.
	For	Withhold
01 - Richard E. Cavanagh	[ ]	[ ]

02 - R. Glenn Hubbard	[ ]	[ ]

Mark this box with an X if you have made comments below	[ ]

B Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please be sure to sign and date this proxy. Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

/ /

0 0 8 6 7 4 1	1 U P X	C O Y

001CD40001	00JRTA

Proxy - BlackRock Insured Municipal Income Trust

COMMON SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of the BlackRock Insured Municipal Income Trust (the "Trust") held of record by the undersigned on February 28, 2006 at the Annual Meeting of Shareholders of the Trust to be held on May 23, 2006 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE MARK BOXES IN BLUE OR BLACK INK.

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

Telephone and Internet Voting Instructions

You can vote by telephone OR Internet! Available 24 hours a day 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

To vote using the Telephone (within U.S. and Canada)	To vote using the Internet

  Call toll free 1-800-652-VOTE (8683) in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.
  Follow the simple instructions provided by the recorded message.
Go to the following web site: WWW.COMPUTERSHARE.COM/EXPRESSVOTE Enter the information requested on your computer screen and follow the simple instructions.

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.
Proxies submitted by telephone or the Internet must be received by 1:00 a.m., Central Time, on May 23, 2006.
THANK YOU FOR VOTING

BlackRock Insured Municipal Income Trust

[ ]	Mark this box with an X if you have made
changes to your name or address details above.

Annual Meeting Proxy Card - Preferred Shares

A Election of Trustees

1. The Board of Trustees recommends a vote FOR the listed nominees.
	For	Withhold
01 - Richard E. Cavanagh	[ ]	[ ]

02 - R. Kathleen F. Feldstein	[ ]	[ ]

03 - R. Glenn Hubbard	[ ]	[ ]

Mark this box with an X if you have made comments below	[ ]

B Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please be sure to sign and date this proxy. Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

/ /

0 0 8 6 7 4 1	1 U P X	C O Y

001CD40001	00JRTA

Proxy - BlackRock Insured Municipal Income Trust

PREFERRED SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the preferred shares of the BlackRock Insured Municipal Income Trust (the "Trust") held of record by the undersigned on February 28, 2006 at the Annual Meeting of Shareholders of the Trust to be held on May 23, 2006 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE MARK BOXES IN BLUE OR BLACK INK.

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

BlackRock California
Insured Municipal Income Trust

[ ]	Mark this box with an X if you have made
changes to your name or address details above.

Annual Meeting Proxy Card - Common Shares

A Election of Trustees	PLEASE REFER TO THE REVERSE SIDE FOR TELEPHONE AND INTERNET VOTING INSTRUCTIONS.

1. The Board of Trustees recommends a vote FOR the listed nominees.
	For	Withhold
01 - Richard E. Cavanagh	[ ]	[ ]

02 - R. Glenn Hubbard	[ ]	[ ]

Mark this box with an X if you have made comments below	[ ]

B Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please be sure to sign and date this proxy. Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

/ /

0 0 8 6 7 5 1	1 U P X	C O Y

001CD40001	00JRTA

Proxy - BlackRock California Insured Municipal Income Trust

COMMON SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of the BlackRock California Insured Municipal Income Trust (the "Trust") held of record by the undersigned on February 28, 2006 at the Annual Meeting of Shareholders of the Trust to be held on May 23, 2006 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE MARK BOXES IN BLUE OR BLACK INK.

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

Telephone and Internet Voting Instructions

You can vote by telephone OR Internet! Available 24 hours a day 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

To vote using the Telephone (within U.S. and Canada)	To vote using the Internet

  Call toll free 1-800-652-VOTE (8683) in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.
  Follow the simple instructions provided by the recorded message.
Go to the following web site: WWW.COMPUTERSHARE.COM/EXPRESSVOTE Enter the information requested on your computer screen and follow the simple instructions.

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.
Proxies submitted by telephone or the Internet must be received by 1:00 a.m., Central Time, on May 23, 2006.
THANK YOU FOR VOTING

BlackRock California
Insured Municipal Income Trust

[ ]	Mark this box with an X if you have made
changes to your name or address details above.

Annual Meeting Proxy Card - Preferred Shares

A Election of Trustees

1. The Board of Trustees recommends a vote FOR the listed nominees.
	For	Withhold
01 - Richard E. Cavanagh	[ ]	[ ]

02 - Kathleen F. Feldstein	[ ]	[ ]

03 - R. Glenn Hubbard	[ ]	[ ]

Mark this box with an X if you have made comments below	[ ]

B Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please be sure to sign and date this proxy. Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

/ /

0 0 8 6 7 5 2	1 U P X	C O Y

001CD40001	00JRUA

Proxy - BlackRock California Insured Municipal Income Trust

PREFERRED SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the preferred shares of the BlackRock California Insured Municipal Income Trust (the "Trust") held of record by the undersigned on February 28, 2006 at the Annual Meeting of Shareholders of the Trust to be held on May 23, 2006 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE MARK BOXES IN BLUE OR BLACK INK.

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

BlackRock Florida
Insured Municipal Income Trust

[ ]	Mark this box with an X if you have made
changes to your name or address details above.

Annual Meeting Proxy Card - Common Shares

A Election of Trustees	PLEASE REFER TO THE REVERSE SIDE FOR TELEPHONE AND INTERNET VOTING INSTRUCTIONS.

1. The Board of Trustees recommends a vote FOR the listed nominees.
	For	Withhold
01 - Richard E. Cavanagh	[ ]	[ ]

02 - R. Glenn Hubbard	[ ]	[ ]

Mark this box with an X if you have made comments below	[ ]

B Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please be sure to sign and date this proxy. Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

/ /

0 0 8 6 7 6 1	1 U P X	C O Y

001CD40001	00JRWA

Proxy - BlackRock Florida Insured Municipal Income Trust

COMMON SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of the BlackRock Florida Insured Municipal Income Trust (the "Trust") held of record by the undersigned on February 28, 2006 at the Annual Meeting of Shareholders of the Trust to be held on May 23, 2006 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE MARK BOXES IN BLUE OR BLACK INK.

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

Telephone and Internet Voting Instructions

You can vote by telephone OR Internet! Available 24 hours a day 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

To vote using the Telephone (within U.S. and Canada)	To vote using the Internet

  Call toll free 1-800-652-VOTE (8683) in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.
  Follow the simple instructions provided by the recorded message.
Go to the following web site: WWW.COMPUTERSHARE.COM/EXPRESSVOTE Enter the information requested on your computer screen and follow the simple instructions.

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.
Proxies submitted by telephone or the Internet must be received by 1:00 a.m., Central Time, on May 23, 2006.
THANK YOU FOR VOTING

BlackRock Florida
Insured Municipal Income Trust

[ ]	Mark this box with an X if you have made
changes to your name or address details above.

Annual Meeting Proxy Card - Preferred Shares

A Election of Trustees

1. The Board of Trustees recommends a vote FOR the listed nominees.
	For	Withhold
01 - Richard E. Cavanagh	[ ]	[ ]

02 - Kathleen F. Feldstein	[ ]	[ ]

03 - R. Glenn Hubbard	[ ]	[ ]

Mark this box with an X if you have made comments below	[ ]

B Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please be sure to sign and date this proxy. Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

/ /

0 0 8 6 7 6 2	1 U P X	C O Y

001CD40001	00JRXA

Proxy - BlackRock Florida Insured Municipal Income Trust

PREFERRED SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the preferred shares of the BlackRock Florida Insured Municipal Income Trust (the "Trust") held of record by the undersigned on February 28, 2006 at the Annual Meeting of Shareholders of the Trust to be held on May 23, 2006 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE MARK BOXES IN BLUE OR BLACK INK.

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

BlackRock New York
Insured Municipal Income Trust

[ ]	Mark this box with an X if you have made
changes to your name or address details above.

Annual Meeting Proxy Card - Common Shares

A Election of Trustees	PLEASE REFER TO THE REVERSE SIDE FOR TELEPHONE AND INTERNET VOTING INSTRUCTIONS.

1. The Board of Trustees recommends a vote FOR the listed nominees.
	For	Withhold
01 - Richard E. Cavanagh	[ ]	[ ]

02 - R. Glenn Hubbard	[ ]	[ ]

Mark this box with an X if you have made comments below	[ ]

B Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please be sure to sign and date this proxy. Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

/ /

0 0 8 6 7 7 1	1 U P X	C O Y

001CD40001	00JRZA

Proxy - BlackRock New York Insured Municipal Income Trust

COMMON SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of the BlackRock New York Insured Municipal Income Trust (the "Trust") held of record by the undersigned on February 28, 2006 at the Annual Meeting of Shareholders of the Trust to be held on May 23, 2006 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE MARK BOXES IN BLUE OR BLACK INK.

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

Telephone and Internet Voting Instructions

You can vote by telephone OR Internet! Available 24 hours a day 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

To vote using the Telephone (within U.S. and Canada)	To vote using the Internet

  Call toll free 1-800-652-VOTE (8683) in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.
  Follow the simple instructions provided by the recorded message.
Go to the following web site: WWW.COMPUTERSHARE.COM/EXPRESSVOTE Enter the information requested on your computer screen and follow the simple instructions.

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.
Proxies submitted by telephone or the Internet must be received by 1:00 a.m., Central Time, on May 23, 2006.
THANK YOU FOR VOTING

BlackRock New York
Insured Municipal Income Trust

[ ]	Mark this box with an X if you have made
changes to your name or address details above.

Annual Meeting Proxy Card - Preferred Shares

A Election of Trustees

1. The Board of Trustees recommends a vote FOR the listed nominees.
	For	Withhold
01 - Richard E. Cavanagh	[ ]	[ ]

02 - Kathleen F. Feldstein	[ ]	[ ]

03 - R. Glenn Hubbard	[ ]	[ ]

Mark this box with an X if you have made comments below	[ ]

B Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please be sure to sign and date this proxy. Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

/ /

0 0 8 6 7 7 2	1 U P X	C O Y

001CD40001	00JS0A

Proxy - BlackRock New York Insured Municipal Income Trust

PREFERRED SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the preferred shares of the BlackRock New York Insured Municipal Income Trust (the "Trust") held of record by the undersigned on February 28, 2006 at the Annual Meeting of Shareholders of the Trust to be held on May 23, 2006 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE MARK BOXES IN BLUE OR BLACK INK.

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

BlackRock Preferred Opportunity Trust

[ ]	Mark this box with an X if you have made
changes to your name or address details above.

Annual Meeting Proxy Card - Common Shares

A Election of Trustees	PLEASE REFER TO THE REVERSE SIDE FOR TELEPHONE AND INTERNET VOTING INSTRUCTIONS.

1. The Board of Trustees recommends a vote FOR the listed nominees.
	For	Withhold
01 - Andrew F. Brimmer	[ ]	[ ]

02 - Richard E. Cavanagh	[ ]	[ ]

03 - Kent Dixon	[ ]	[ ]

04 - Robert S. Kapito	[ ]	[ ]

Mark this box with an X if you have made comments below	[ ]

B Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please be sure to sign and date this proxy. Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

/ /

0 0 8 7 1 1 1	1 U P X	C O Y

001CD40001	00JOUB

Proxy - BlackRock Preferred Opportunity Trust

COMMON SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of BlackRock Preferred Opportunity Trust (the "Trust") held of record by the undersigned on February 28, 2006 at the Annual Meeting of Shareholders of the Trust to be held on May 23, 2006 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE MARK BOXES IN BLUE OR BLACK INK.

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

Telephone and Internet Voting Instructions

You can vote by telephone OR Internet! Available 24 hours a day 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

To vote using the Telephone (within U.S. and Canada)	To vote using the Internet

  Call toll free 1-800-652-VOTE (8683) in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.
  Follow the simple instructions provided by the recorded message.
Go to the following web site: WWW.COMPUTERSHARE.COM/EXPRESSVOTE Enter the information requested on your computer screen and follow the simple instructions.

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.
Proxies submitted by telephone or the Internet must be received by 1:00 a.m., Central Time, on May 23, 2006.
THANK YOU FOR VOTING

BlackRock Preferred Opportunity Trust

[ ]	Mark this box with an X if you have made
changes to your name or address details above.

Annual Meeting Proxy Card - Preferred Shares

A   Election of Trustees

1. The Board of Trustees recommends a vote FOR the listed nominees.
	For	Withhold
01 - Andrew F. Brimmer	[ ]	[ ]

02 - Richard E. Cavanagh	[ ]	[ ]

03 - Kent Dixon	[ ]	[ ]

04 - Kathleen F. Feldstein	[ ]	[ ]

05 - Robert S. Kapito	[ ]	[ ]

Mark this box with an X if you have made comments below	[ ]

B Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please be sure to sign and date this proxy. Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

/ /

0 0 8 7 1 1 2	1 U P X	C O Y

001CD40001	00JLSB

Proxy - BlackRock Preferred Opportunity Trust

PREFERRED SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the preferred shares of the BlackRock Preferred Opportunity Trust (the "Trust") held of record by the undersigned on February 28, 2006 at the Annual Meeting of Shareholders of the Trust to be held on May 23, 2006 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE MARK BOXES IN BLUE OR BLACK INK.

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

BlackRock Limited Duration Income Trust

[ ]	Mark this box with an X if you have made
changes to your name or address details above.

Annual Meeting Proxy Card - Common Shares

A Election of Trustees	PLEASE REFER TO THE REVERSE SIDE FOR TELEPHONE AND INTERNET VOTING INSTRUCTIONS.

1. The Board of Trustees recommends a vote FOR the listed nominees.
	For	Withhold
01 - Andrew F. Brimmer	[ ]	[ ]

02 - Kent Dixon	[ ]	[ ]

03 - Robert S. Kapito	[ ]	[ ]

Mark this box with an X if you have made comments below	[ ]

B Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please be sure to sign and date this proxy. Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

/ /

0 0 8 7 1 4 1	1 U P X	C O Y

001CD40001	00JQOB

Proxy - BlackRock Limited Duration Income Trust

COMMON SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of the BlackRock Limited Duration Income Trust (the "Trust") held of record by the undersigned on February 28, 2006 at the Annual Meeting of Shareholders of the Trust to be held on May 23, 2006 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE MARK BOXES IN BLUE OR BLACK INK.

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

Telephone and Internet Voting Instructions

You can vote by telephone OR Internet! Available 24 hours a day 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

To vote using the Telephone (within U.S. and Canada)	To vote using the Internet

  Call toll free 1-800-652-VOTE (8683) in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.
  Follow the simple instructions provided by the recorded message.
Go to the following web site: WWW.COMPUTERSHARE.COM/EXPRESSVOTE Enter the information requested on your computer screen and follow the simple instructions.

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.
Proxies submitted by telephone or the Internet must be received by 1:00 a.m., Central Time, on May 23, 2006.
THANK YOU FOR VOTING

BlackRock Municipal 2020 Term Trust

[ ]	Mark this box with an X if you have made
changes to your name or address details above.

Annual Meeting Proxy Card - Common Shares

A Election of Trustees	PLEASE REFER TO THE REVERSE SIDE FOR TELEPHONE AND INTERNET VOTING INSTRUCTIONS.

1. The Board of Trustees recommends a vote FOR the listed nominees.
	For	Withhold
01 - Andrew F. Brimmer	[ ]	[ ]

02 - Richard E. Cavanagh	[ ]	[ ]

03 - Kent Dixon	[ ]	[ ]

04 - Robert S. Kapito	[ ]	[ ]

Mark this box with an X if you have made comments below	[ ]

B Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please be sure to sign and date this proxy. Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

/ /

0 0 8 7 1 2 1	1 U P X	C O Y

001CD40001	00JQZA

Proxy - BlackRock Municipal 2020 Term Trust

COMMON SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of the BlackRock Municipal 2020 Term Trust (the "Trust") held of record by the undersigned on February 28, 2006 at the Annual Meeting of Shareholders of the Trust to be held on May 23, 2006 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE MARK BOXES IN BLUE OR BLACK INK.

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

Telephone and Internet Voting Instructions

You can vote by telephone OR Internet! Available 24 hours a day 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

To vote using the Telephone (within U.S. and Canada)	To vote using the Internet

  Call toll free 1-800-652-VOTE (8683) in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.
  Follow the simple instructions provided by the recorded message.
Go to the following web site: WWW.COMPUTERSHARE.COM/EXPRESSVOTE Enter the information requested on your computer screen and follow the simple instructions.

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.
Proxies submitted by telephone or the Internet must be received by 1:00 a.m., Central Time, on May 23, 2006.
THANK YOU FOR VOTING

BlackRock Municipal 2020 Term Trust

[ ]	Mark this box with an X if you have made
changes to your name or address details above.

Annual Meeting Proxy Card - Preferred Shares

A Election of Trustees

1. The Board of Trustees recommends a vote FOR the listed nominees.
	For	Withhold
01 - Andrew F. Brimmer	[ ]	[ ]

02 - Richard E. Cavanagh	[ ]	[ ]

03 - Kent Dixon	[ ]	[ ]

04 - Kathleen F. Feldstein	[ ]	[ ]

05 - Robert S. Kapito	[ ]	[ ]

Mark this box with an X if you have made comments below	[ ]

B Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please be sure to sign and date this proxy. Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

/ /

0 0 8 7 1 2 2	1 U P X	C O Y

001CD40001	00JR0A

Proxy - BlackRock Municipal 2020 Term Trust

PREFERRED SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the preferred shares of the BlackRock Municipal 2020 Term Trust (the "Trust") held of record by the undersigned on February 28, 2006 at the Annual Meeting of Shareholders of the Trust to be held on May 23, 2006 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE MARK BOXES IN BLUE OR BLACK INK.

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

BlackRock Florida
Municipal 2020 Term Trust

[ ]	Mark this box with an X if you have made
changes to your name or address details above.

Annual Meeting Proxy Card - Common Shares

A Election of Trustees	PLEASE REFER TO THE REVERSE SIDE FOR TELEPHONE AND INTERNET VOTING INSTRUCTIONS.

1. The Board of Trustees recommends a vote FOR the listed nominees.
	For	Withhold
01 - Andrew F. Brimmer	[ ]	[ ]

02 - Richard E. Cavanagh	[ ]	[ ]

03 - Kent Dixon	[ ]	[ ]

04 - Robert S. Kapito	[ ]	[ ]

Mark this box with an X if you have made comments below	[ ]

B Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please be sure to sign and date this proxy. Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

/ /

0 0 8 7 1 3 1	1 U P X	C O Y

001CD40001	00JR2A

Proxy - BlackRock Florida Municipal 2020 Term Trust

COMMON SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of the BlackRock Florida Municipal 2020 Term Trust (the "Trust") held of record by the undersigned on February 28, 2006 at the Annual Meeting of Shareholders of the Trust to be held on May 23, 2006 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE MARK BOXES IN BLUE OR BLACK INK.

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

Telephone and Internet Voting Instructions

You can vote by telephone OR Internet! Available 24 hours a day 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

To vote using the Telephone (within U.S. and Canada)	To vote using the Internet

  Call toll free 1-800-652-VOTE (8683) in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.
  Follow the simple instructions provided by the recorded message.
Go to the following web site: WWW.COMPUTERSHARE.COM/EXPRESSVOTE Enter the information requested on your computer screen and follow the simple instructions.

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.
Proxies submitted by telephone or the Internet must be received by 1:00 a.m., Central Time, on May 23, 2006.
THANK YOU FOR VOTING

BlackRock Florida
Municipal 2020 Term Trust

[ ]	Mark this box with an X if you have made
changes to your name or address details above.

Annual Meeting Proxy Card - Preferred Shares

A Election of Trustees

1. The Board of Trustees recommends a vote FOR the listed nominees.
	For	Withhold
01 - Andrew F. Brimmer	[ ]	[ ]

02 - Richard E. Cavanagh	[ ]	[ ]

03 - Kent Dixon	[ ]	[ ]

04 - Kathleen F. Feldstein	[ ]	[ ]

05 - Robert S. Kapito	[ ]	[ ]

Mark this box with an X if you have made comments below	[ ]

B Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please be sure to sign and date this proxy. Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

/ /

0 0 8 7 1 3 2	1 U P X	C O Y

001CD40001	00JR3A

Proxy - BlackRock Florida Municipal 2020 Term Trust

PREFERRED SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the preferred shares of the BlackRock Florida Municipal 2020 Term Trust (the "Trust") held of record by the undersigned on February 28, 2006 at the Annual Meeting of Shareholders of the Trust to be held on May 23, 2006 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE MARK BOXES IN BLUE OR BLACK INK.

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

YOUR VOTE IS IMPORTANT VOTE BY INTERNET / TELEPHONE 24 HOURS A DAY, 7 DAYS A WEEK

INTERNET		TELEPHONE			MAIL

https://www.proxyvotenow.com/bdv		1-866-205-9017

• Go to the website address listed		• Use any touch-tone telephone.		•	Mark, sign and date your proxy card.
above.	OR	• Have your proxy card ready.	OR	•	Detach your proxy card.
• Have your proxy card ready.		• Follow the simple recorded		•	Return your proxy card in the
• Follow the simple instructions that		instructions.			postage-paid envelope provided.
appear on your computer screen.					(must be received by the Trust on or
before May 22, 2006)

Please submit your Internet or Telephone vote before 4:00 p.m., New York time, on May 22, 2006.
\/     DETACH PROXY CARD HERE IF YOU ARE NOT VOTING BY TELEPHONE OR INTERNET      \/

Please Sign, Date and Return
		the Proxy Card Promptly		x
		Using the Enclosed Envelope.		Votes must be indicated
(x) in Black or Blue ink.

1. Election of Trustees:

FOR		WITHHOLD		EXCEPTION
THE	[ ]	FROM THE	[ ]	[ ]	BLACKROCK
NOMINEES		NOMINEES			DIVIDEND ACHIEVERSTM TRUST

COMMON SHARES
Nominee:	01 - Andrew F. Brimmer
02 - Kent Dixon
03 - Robert S. Kapito
					To change your address, please mark this box.	[ ]
(INSTRUCTIONS: To withhold authority to vote for any individual nominee, strike a line through that nominee’s name and check the “Exceptions” box above.)
					To include any comments, please mark this box.	[ ]

S C A N L I N E

(Please sign exactly as name or names appear hereon. Full title of one signing in representative capacity should be clearly designated after signature. Names of all joint holders should be written even if signed by only one.)

Date	Share Owner sign here	Co-Owner sign here

PROXY

BLACKROCK DIVIDEND ACHIEVERSTM TRUST

COMMON SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

     The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of the BlackRock Dividend AchieversTM Trust (the “Trust”) held of record by the undersigned on February 28, 2006 at the Annual Meeting of Shareholders of the Trust to be held on May 23, 2006 or at any adjournments or postponements thereof.

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

Continued on the reverse side. Must be signed and dated on the reverse side.

HAS YOUR ADDRESS CHANGED?

BLACKROCK DIVIDEND ACHIEVERSTM TRUST P.O. BOX 11325 NEW YORK, N.Y. 10203-0325

DO YOU HAVE ANY COMMENTS?

YOUR VOTE IS IMPORTANT VOTE BY INTERNET / TELEPHONE 24 HOURS A DAY, 7 DAYS A WEEK

INTERNET		TELEPHONE			MAIL

https://www.proxyvotenow.com/bdt		1-866-265-2402

• Go to the website address listed		• Use any touch-tone telephone.		•	Mark, sign and date your proxy card.
above.	OR	• Have your proxy card ready.	OR	•	Detach your proxy card.
• Have your proxy card ready.		• Follow the simple recorded		•	Return your proxy card in the
• Follow the simple instructions that		instructions.			postage-paid envelope provided.
appear on your computer screen.					(must be received by the Trust on or
before May 22, 2006)

Please submit your Internet or Telephone vote before 4:00 p.m., New York time, on May 22, 2006.
\/     DETACH PROXY CARD HERE IF YOU ARE NOT VOTING BY TELEPHONE OR INTERNET      \/

Please Sign, Date and Return
		the Proxy Card Promptly		x
		Using the Enclosed Envelope.		Votes must be indicated
(x) in Black or Blue ink.

1. Election of Trustees:

FOR		WITHHOLD		EXCEPTION
THE	[ ]	FROM THE	[ ]	[ ]	BLACKROCK
NOMINEES		NOMINEES			STRATEGIC DIVIDEND ACHIEVERSTM TRUST

COMMON SHARES
Nominee:	01 - Frank J. Fabozzi
02 - Kathleen F. Feldstein
03 - Ralph L. Schlosstein
					To change your address, please mark this box.	[ ]
(INSTRUCTIONS: To withhold authority to vote for any individual nominee, strike a line through that nominee’s name and check the “Exceptions” box above.)
					To include any comments, please mark this box.	[ ]

S C A N L I N E

Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Date	Share Owner sign here	Co-Owner sign here

PROXY

BLACKROCK STRATEGIC DIVIDEND ACHIEVERSTM TRUST

COMMON SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

     The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of the BlackRock Strategic Dividend AchieversTM Trust (the “Trust”) held of record by the undersigned on February 28, 2006 at the Annual Meeting of Shareholders of the Trust to be held on May 23, 2006 or at any adjournments or postponements thereof.

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

Continued on the reverse side. Must be signed and dated on the reverse side.

HAS YOUR ADDRESS CHANGED?

BLACKROCK STRATEGIC DIVIDEND ACHIEVERSTM TRUST P.O. BOX 11032 NEW YORK, N.Y. 10203-0032

DO YOU HAVE ANY COMMENTS?

YOUR VOTE IS IMPORTANT VOTE BY INTERNET / TELEPHONE 24 HOURS A DAY, 7 DAYS A WEEK

INTERNET		TELEPHONE			MAIL

https://www.proxyvotenow.com/bqy		1-866-265-2371

• Go to the website address listed		• Use any touch-tone telephone.		•	Mark, sign and date your proxy card.
above.	OR	• Have your proxy card ready.	OR	•	Detach your proxy card.
• Have your proxy card ready.		• Follow the simple recorded		•	Return your proxy card in the
• Follow the simple instructions that		instructions.			postage-paid envelope provided.
appear on your computer screen.					(must be received by the Trust on or
before May 22, 2006)

Please submit your Internet or Telephone vote before 4:00 p.m., New York time, on May 22, 2006.
\/     DETACH PROXY CARD HERE IF YOU ARE NOT VOTING BY TELEPHONE OR INTERNET      \/

Please Sign, Date and Return
		the Proxy Card Promptly		x
		Using the Enclosed Envelope.		Votes must be indicated
(x) in Black or Blue ink.

1. Election of Trustees:

FOR		WITHHOLD		EXCEPTION
THE	[ ]	FROM THE	[ ]	[ ]	BLACKROCK S&P QUALITY RANKINGS
NOMINEES		NOMINEES			GLOBAL EQUITY MANAGED TRUST

COMMON SHARES
Nominee:	01 - Frank J. Fabozzi
02 - Kathleen F. Feldstein
03 - Ralph L. Schlosstein
					To change your address, please mark this box.	[ ]
(INSTRUCTIONS: To withhold authority to vote for any individual nominee, strike a line through that nominee’s name and check the “Exceptions” box above.)
					To include any comments, please mark this box.	[ ]

S C A N L I N E

Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Date	Share Owner sign here	Co-Owner sign here

PROXY

BLACKROCK S&P QUALITY RANKINGS
GLOBAL EQUITY MANAGED TRUST

COMMON SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

     The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of the BlackRock S&P Quality Rankings Global Equity Managed Trust (the “Trust”) held of record by the undersigned on February 28, 2006 at the Annual Meeting of Shareholders of the Trust to be held on May 23, 2006 or at any adjournments or postponements thereof.

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

Continued on the reverse side. Must be signed and dated on the reverse side.

HAS YOUR ADDRESS CHANGED?

BLACKROCK S&P QUALITY RANKINGS GLOBAL EQUITY MANAGED TRUST P.O. BOX 11066 NEW YORK, N.Y. 10203-0066

DO YOU HAVE ANY COMMENTS?

BlackRock Global Floating Rate Income Trust

[ ]	Mark this box with an X if you have made
changes to your name or address details above.

Annual Meeting Proxy Card - Common Shares

A Election of Trustees	PLEASE REFER TO THE REVERSE SIDE FOR TELEPHONE AND INTERNET VOTING INSTRUCTIONS.

1. The Board of Trustees recommends a vote FOR the listed nominees.
	For	Withhold
01 - Richard E. Cavanagh	[ ]	[ ]

02 - Ralph L. Schlosstein	[ ]	[ ]

Mark this box with an X if you have made comments below	[ ]

B Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please be sure to sign and date this proxy. Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

/ /

0 0 8 7 0 3 1	1 U P X	C O Y

001CD40001	00JRQA

Proxy - BlackRock Global Floating Rate Income Trust

COMMON SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of the BlackRock Global Floating Rate Income Trust (the "Trust") held of record by the undersigned on February 28, 2006 at the Annual Meeting of Shareholders of the Trust to be held on May 23, 2006 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE MARK BOXES IN BLUE OR BLACK INK.

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

Telephone and Internet Voting Instructions

You can vote by telephone OR Internet! Available 24 hours a day 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

To vote using the Telephone (within U.S. and Canada)	To vote using the Internet

  Call toll free 1-800-652-VOTE (8683) in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.
  Follow the simple instructions provided by the recorded message.
Go to the following web site: WWW.COMPUTERSHARE.COM/EXPRESSVOTE Enter the information requested on your computer screen and follow the simple instructions.

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.
Proxies submitted by telephone or the Internet must be received by 1:00 a.m., Central Time, on May 23, 2006.
THANK YOU FOR VOTING

BlackRock Global Floating Rate Income Trust

[ ]	Mark this box with an X if you have made
changes to your name or address details above.

Annual Meeting Proxy Card - Preferred Shares

A Election of Trustees

1. The Board of Trustees recommends a vote FOR the listed nominees.
	For	Withhold
01 - Richard E. Cavanagh	[ ]	[ ]

02 - Frank J. Fabozzi	[ ]	[ ]

03 - Kathleen F. Feldstein	[ ]	[ ]

04 - Ralph L. Schlosstein	[ ]	[ ]

Mark this box with an X if you have made comments below	[ ]

B Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please be sure to sign and date this proxy. Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

/ /

0 0 8 7 0 3 2	1 U P X	C O Y

001CD40001	00JRRA

Proxy - BlackRock Global Floating Rate Income Trust

PREFERRED SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the preferred shares of the BlackRock Global Floating Rate Income Trust (the "Trust") held of record by the undersigned on February 28, 2006 at the Annual Meeting of Shareholders of the Trust to be held on May 23, 2006 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE MARK BOXES IN BLUE OR BLACK INK.

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

YOUR VOTE IS IMPORTANT VOTE BY INTERNET / TELEPHONE 24 HOURS A DAY, 7 DAYS A WEEK

INTERNET		TELEPHONE			MAIL

https://www.proxyvotenow.com/bgr		1-866-265-2401

• Go to the website address listed		• Use any touch-tone telephone.		•	Mark, sign and date your proxy card.
above.	OR	• Have your proxy card ready.	OR	•	Detach your proxy card.
• Have your proxy card ready.		• Follow the simple recorded		•	Return your proxy card in the
• Follow the simple instructions that		instructions.			postage-paid envelope provided.
appear on your computer screen.					(must be received by the Trust on or
before May 22, 2006)

Please submit your Internet or Telephone vote before 4:00 p.m., New York time, on May 22, 2006.
\/     DETACH PROXY CARD HERE IF YOU ARE NOT VOTING BY TELEPHONE OR INTERNET      \/

Please Sign, Date and Return
		the Proxy Card Promptly		x
		Using the Enclosed Envelope.		Votes must be indicated
(x) in Black or Blue ink.

1. Election of Trustees:

FOR		WITHHOLD		EXCEPTION
THE	[ ]	FROM THE	[ ]	[ ]	BLACKROCK
NOMINEES		NOMINEES			GLOBAL ENERGY AND RESOURCES TRUST

COMMON SHARES
Nominee:	01 - Frank J. Fabozzi
02 - Kathleen F. Feldstein
03 - Ralph L. Schlosstein
					To change your address, please mark this box.	[ ]
(INSTRUCTIONS: To withhold authority to vote for any individual nominee, strike a line through that nominee’s name and check the “Exceptions” box above.)
					To include any comments, please mark this box.	[ ]

S C A N L I N E

(Please sign exactly as name or names appear hereon. Full title of one signing in representative capacity should be clearly designated after signature. Names of all joint holders should be written even if signed by only one.)

Date	Share Owner sign here	Co-Owner sign here

PROXY

BLACKROCK GLOBAL ENERGY AND RESOURCES TRUST

COMMON SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

     The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of the BlackRock Global Energy and Resources Trust (the “Trust”) held of record by the undersigned on February 28, 2006 at the Annual Meeting of Shareholders of the Trust to be held on May 23, 2006 or at any adjournments or postponements thereof.

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

Continued on the reverse side. Must be signed and dated on the reverse side.

HAS YOUR ADDRESS CHANGED?

BLACKROCK GLOBAL ENERGY AND RESOURCES TRUST P.O. BOX 11070 NEW YORK, N.Y. 10203-0070

DO YOU HAVE ANY COMMENTS?

YOUR VOTE IS IMPORTANT VOTE BY INTERNET / TELEPHONE 24 HOURS A DAY, 7 DAYS A WEEK

INTERNET		TELEPHONE			MAIL

https://www.proxyvotenow.com/bme		1-866-809-5294

• Go to the website address listed		• Use any touch-tone telephone.		•	Mark, sign and date your proxy card.
above.	OR	• Have your proxy card ready.	OR	•	Detach your proxy card.
• Have your proxy card ready.		• Follow the simple recorded		•	Return your proxy card in the
• Follow the simple instructions that		instructions.			postage-paid envelope provided.
appear on your computer screen.					(must be received by the Trust on or
before May 22, 2006)

Please submit your Internet or Telephone vote before 4:00 p.m., New York time, on May 22, 2006.
\/     DETACH PROXY CARD HERE IF YOU ARE NOT VOTING BY TELEPHONE OR INTERNET      \/

Please Sign, Date and Return
		the Proxy Card Promptly		x
		Using the Enclosed Envelope.		Votes must be indicated
(x) in Black or Blue ink.

1. Election of Trustees:

FOR		WITHHOLD		EXCEPTION
THE	[ ]	FROM THE	[ ]	[ ]	BLACKROCK HEALTH SCIENCES TRUST
NOMINEES		NOMINEES

COMMON SHARES
Nominee:	01 - Frank J. Fabozzi
02 - Kathleen F. Feldstein
03 - Ralph L. Schlosstein
					To change your address, please mark this box.	[ ]
(INSTRUCTIONS: To withhold authority to vote for any individual nominee, strike a line through that nominee’s name and check the “Exceptions” box above.)
					To include any comments, please mark this box.	[ ]

S C A N L I N E

Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Date	Share Owner sign here	Co-Owner sign here

PROXY

BLACKROCK HEALTH SCIENCES TRUST

COMMON SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

     The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of the BlackRock Health Sciences Trust (the “Trust”) held of record by the undersigned on February 28, 2006 at the Annual Meeting of Shareholders of the Trust to be held on May 23, 2006 or at any adjournments or postponements thereof.

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

Continued on the reverse side. Must be signed and dated on the reverse side.

HAS YOUR ADDRESS CHANGED?

BLACKROCK HEALTH SCIENCES TRUST P.O. BOX 11337 NEW YORK, N.Y. 10203-0337

DO YOU HAVE ANY COMMENTS?

BlackRock High Income Shares

[ ]	Mark this box with an X if you have made
changes to your name or address details above.

Annual Meeting Proxy Card - Common Shares

A Election of Trustees

1. The Board of Trustees recommends a vote FOR the listed nominees.
	For	Withhold
01 - Frank J. Fabozzi	[ ]	[ ]

02 - Kathleen F. Feldstein	[ ]	[ ]

03 - Ralph L. Schlosstein	[ ]	[ ]

Mark this box with an X if you have made comments below	[ ]

B Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please be sure to sign and date this proxy. Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

/ /

0 0 8 7 0 7 1	1 U P X	C O Y

001CD40001	00JQXA

Proxy - BlackRock High Income Shares

COMMON SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of the BlackRock High Income Shares (the "Trust") held of record by the undersigned on February 28, 2006 at the Annual Meeting of Shareholders of the Trust to be held on May 23, 2006 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE MARK BOXES IN BLUE OR BLACK INK.

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

YOUR VOTE IS IMPORTANT VOTE BY INTERNET / TELEPHONE 24 HOURS A DAY, 7 DAYS A WEEK

INTERNET		TELEPHONE			MAIL

https://www.proxyvotenow.com/boe		1-866-809-5291

• Go to the website address listed		• Use any touch-tone telephone.		•	Mark, sign and date your proxy card.
above.	OR	• Have your proxy card ready.	OR	•	Detach your proxy card.
• Have your proxy card ready.		• Follow the simple recorded		•	Return your proxy card in the
• Follow the simple instructions that		instructions.			postage-paid envelope provided.
appear on your computer screen.					(must be received by the Trust on or
before May 22, 2006)

Please submit your Internet or Telephone vote before 4:00 p.m., New York time, on May 22, 2006.
\/     DETACH PROXY CARD HERE IF YOU ARE NOT VOTING BY TELEPHONE OR INTERNET      \/

Please Sign, Date and Return
		the Proxy Card Promptly		x
		Using the Enclosed Envelope.		Votes must be indicated
(x) in Black or Blue ink.

1. Election of Trustees:

FOR		WITHHOLD		EXCEPTION
THE	[ ]	FROM THE	[ ]	[ ]	BLACKROCK GLOBAL
NOMINEES		NOMINEES			OPPORTUNITIES EQUITY TRUST

COMMON SHARES
Nominee:	01 - Frank J. Fabozzi
02 - Kathleen F. Feldstein
03 - Ralph L. Schlosstein
					To change your address, please mark this box.	[ ]
(INSTRUCTIONS: To withhold authority to vote for any individual nominee, strike a line through that nominee’s name and check the “Exceptions” box above.)
					To include any comments, please mark this box.	[ ]

S C A N L I N E

Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Date	Share Owner sign here	Co-Owner sign here

PROXY

BLACKROCK GLOBAL
OPPORTUNITIES EQUITY TRUST

COMMON SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

     The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of the BlackRock Global Opportunities Equity Trust (the “Trust”) held of record by the undersigned on February 28, 2006 at the Annual Meeting of Shareholders of the Trust to be held on May 23, 2006 or at any adjournments or postponements thereof.

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

Continued on the reverse side. Must be signed and dated on the reverse side.

HAS YOUR ADDRESS CHANGED?

BLACKROCK GLOBAL OPPORTUNITIES EQUITY TRUST P.O. BOX 11330 NEW YORK, N.Y. 10203-0330

DO YOU HAVE ANY COMMENTS?

YOUR VOTE IS IMPORTANT VOTE BY INTERNET / TELEPHONE 24 HOURS A DAY, 7 DAYS A WEEK

INTERNET		TELEPHONE			MAIL

https://www.proxyvotenow.com/bdj		1-866-809-5292

• Go to the website address listed		• Use any touch-tone telephone.		•	Mark, sign and date your proxy card.
above.	OR	• Have your proxy card ready.	OR	•	Detach your proxy card.
• Have your proxy card ready.		• Follow the simple recorded		•	Return your proxy card in the
• Follow the simple instructions that		instructions.			postage-paid envelope provided.
appear on your computer screen.					(must be received by the Trust on or
before May 22, 2006)

Please submit your Internet or Telephone vote before 4:00 p.m., New York time, on May 22, 2006.
\/     DETACH PROXY CARD HERE IF YOU ARE NOT VOTING BY TELEPHONE OR INTERNET      \/

Please Sign, Date and Return
		the Proxy Card Promptly		x
		Using the Enclosed Envelope.		Votes must be indicated
(x) in Black or Blue ink.

1. Election of Trustees:

FOR		WITHHOLD		EXCEPTION
THE	[ ]	FROM THE	[ ]	[ ]	BLACKROCK ENHANCED
NOMINEES		NOMINEES			DIVIDEND ACHIEVERSTM TRUST

COMMON SHARES
Nominee:	01 - Frank J. Fabozzi
02 - Kathleen F. Feldstein
03 - Ralph L. Schlosstein
					To change your address, please mark this box.	[ ]
(INSTRUCTIONS: To withhold authority to vote for any individual nominee, strike a line through that nominee’s name and check the “Exceptions” box above.)
					To include any comments, please mark this box.	[ ]

S C A N L I N E

Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Date	Share Owner sign here	Co-Owner sign here

PROXY

BLACKROCK ENHANCED
DIVIDEND ACHIEVERSTM TRUST

COMMON SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

     The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of the BlackRock Enhanced Dividend AchieversTM Trust (the “Trust”) held of record by the undersigned on February 28, 2006 at the Annual Meeting of Shareholders of the Trust to be held on May 23, 2006 or at any adjournments or postponements thereof.

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

Continued on the reverse side. Must be signed and dated on the reverse side.

HAS YOUR ADDRESS CHANGED?

BLACKROCK ENHANCED DIVIDEND ACHIEVERSTM TRUST P.O. BOX 11327 NEW YORK, N.Y. 10203-0327

DO YOU HAVE ANY COMMENTS?

YOUR VOTE IS IMPORTANT VOTE BY INTERNET / TELEPHONE 24 HOURS A DAY, 7 DAYS A WEEK

INTERNET		TELEPHONE			MAIL

https://www.proxyvotenow.com/bwc		1-866-809-5296

• Go to the website address listed		• Use any touch-tone telephone.		•	Mark, sign and date your proxy card.
above.	OR	• Have your proxy card ready.	OR	•	Detach your proxy card.
• Have your proxy card ready.		• Follow the simple recorded		•	Return your proxy card in the
• Follow the simple instructions that		instructions.			postage-paid envelope provided.
appear on your computer screen.					(must be received by the Trust on or
before May 22, 2006)

Please submit your Internet or Telephone vote before 4:00 p.m., New York time, on May 22, 2006.
\/     DETACH PROXY CARD HERE IF YOU ARE NOT VOTING BY TELEPHONE OR INTERNET      \/

Please Sign, Date and Return
		the Proxy Card Promptly		x
		Using the Enclosed Envelope.		Votes must be indicated
(x) in Black or Blue ink.

1. Election of Trustees:

FOR		WITHHOLD		EXCEPTION
THE	[ ]	FROM THE	[ ]	[ ]	BLACKROCK WORLD INVESTMENT TRUST
NOMINEES		NOMINEES

COMMON SHARES
Nominee:	01 - Frank J. Fabozzi
02 - Kathleen F. Feldstein
03 - Ralph L. Schlosstein
					To change your address, please mark this box.	[ ]
(INSTRUCTIONS: To withhold authority to vote for any individual nominee, strike a line through that nominee’s name and check the “Exceptions” box above.)
					To include any comments, please mark this box.	[ ]

S C A N L I N E

Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Date	Share Owner sign here	Co-Owner sign here

PROXY

BLACKROCK WORLD INVESTMENT TRUST

COMMON SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

     The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of the BlackRock World Investment Trust (the “Trust”) held of record by the undersigned on February 28, 2006 at the Annual Meeting of Shareholders of the Trust to be held on May 23, 2006 or at any adjournments or postponements thereof.

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

Continued on the reverse side. Must be signed and dated on the reverse side.

HAS YOUR ADDRESS CHANGED?

BLACKROCK WORLD INVESTMENT TRUST P.O. BOX 11319 NEW YORK, N.Y. 10203-0319

DO YOU HAVE ANY COMMENTS?

BlackRock Long-Term
Municipal Advantage Trust

[ ]	Mark this box with an X if you have made
changes to your name or address details above.

Annual Meeting Proxy Card - Common Shares

A Election of Trustees	PLEASE REFER TO THE REVERSE SIDE FOR TELEPHONE AND INTERNET VOTING INSTRUCTIONS.

1. The Board of Trustees recommends a vote FOR the listed nominees.
	For	Withhold
01 - Frank J. Fabozzi	[ ]	[ ]

02 - Kathleen F. Feldstein	[ ]	[ ]

03 - Ralph L. Schlosstein	[ ]	[ ]

Mark this box with an X if you have made comments below	[ ]

B Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please be sure to sign and date this proxy. Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

/ /

0 0 8 7 0 6 1	1 U P X	C O Y

001CD40001	00JQVA

Proxy - BlackRock Long-Term Municipal Advantage Trust

COMMON SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Henry Gabbay and James Kong, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of the BlackRock Long-Term Municipal Advantage Trust (the "Trust") held of record by the undersigned on February 28, 2006 at the Annual Meeting of Shareholders of the Trust to be held on May 23, 2006 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE MARK BOXES IN BLUE OR BLACK INK.

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

Telephone and Internet Voting Instructions

You can vote by telephone OR Internet! Available 24 hours a day 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

To vote using the Telephone (within U.S. and Canada)	To vote using the Internet

  Call toll free 1-800-652-VOTE (8683) in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.
  Follow the simple instructions provided by the recorded message.
Go to the following web site: WWW.COMPUTERSHARE.COM/EXPRESSVOTE Enter the information requested on your computer screen and follow the simple instructions.

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.
Proxies submitted by telephone or the Internet must be received by 1:00 a.m., Central Time, on May 23, 2006.
THANK YOU FOR VOTING